UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2011

DATE OF REPORTING PERIOD:	November 1, 2010 through April 30, 2011

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

# CALAMOS®
## Family of Funds

SEMIANNUAL REPORT APRIL 30, 2011

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TABLE OF CONTENTS

Letter to Shareholders	1

Equity Funds Overview	5

Calamos Growth Fund	7

Calamos Value Fund	11

Calamos Blue Chip Fund	14

Calamos Discovery Growth Fund	17

Calamos International Growth Fund	20

Calamos Evolving World Growth Fund	24

Calamos Global Equity Fund	28

Low-Volatility Equity Funds Overview	31

Calamos Growth and Income Fund	32

Calamos Global Growth and Income Fund	36

Calamos Convertible Fund	40

Enhanced Fixed Income Funds Overview	45

Calamos Total Return Bond Fund	46

Calamos High Yield Fund	49

Alternative Fund Overview	53

Calamos Market Neutral Income Fund	54

Expense Overview	57

Schedules of Investments	60

Statements of Assets and Liabilities	100

Statements of Operations	103

Statements of Changes In Net Assets	106

Notes to Financial Statements	111

Financial Highlights	135

Report of Independent Registered Public Accounting Firm	174
Experience and Foresight

About Calamos Investments
For more than 30 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 13 mutual funds include low-volatility equity, equity, enhanced fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with low-volatility equity strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.
CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2011. I encourage you to review this report carefully. It includes commentary and insights from the Calamos investment team, as well as a listing of portfolio holdings, financial data and highlights, and detailed information about the performance and allocation of our Calamos funds.

Within this report, we’ve grouped the Calamos funds into categories: equity, low-volatility equity, enhanced fixed income and alternative. We introduce each category with an overview, which explains more about each group, to provide you with a more convenient framework for your asset allocation decisions. A blend of funds can help enhance the overall risk and return characteristics of your investment portfolio as a whole. If you would like any additional information about the funds you have chosen or the other funds we discuss in this report, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at calamos.com.

The Importance of A Long-Term Perspective
We frequently speak with investors and their advisors about market volatility and what it means for asset allocations. Investors have faced challenges over recent years, most notably the “Great Recession” of 2008 and 2009. Every day, the media broadcasts an onslaught of data, which is often conflicting and short-term in its scope.

There have always been ups and downs in the markets. Drawing on 40 years of investing experience, I believe the best tool an investor can have is a long-term perspective. At Calamos, before we invest in a company, we closely examine its history of growth and how it has surmounted past challenges within its industry or in the broad economy, because we know that no matter our outlook, challenges will be ahead. Similarly, we feel investors are best served by considering not just how a fund has performed over a short period of time, but also how it has performed over the long-term, through multiple market environments or since its inception. This is especially true for funds that provide the core of an asset allocation, such as many of the funds that we offer. Therefore, while much of this report focuses on the semi-annual performance, we have also included longer-term performance to provide an enhanced context.

www.calamos.com	1

Letter to Shareholders

Markets Demonstrate Resilience
During the reporting period, unexpected events unsettled the global markets. These included the earthquake and tsunami in Japan, as well as political turmoil and violence in the Middle East and North Africa. Other longer-running concerns persisted, such as the debt burdens of developed nations, commodity prices, inflationary pressures, and evolving geopolitical relationships between established and rising powers.

Yet, on the whole, global markets demonstrated considerable resilience as market participants seemed to give increased attention to more positive influences. These included robust economic growth in many parts of the world and strong world trade. There were also continued signs of improving economic conditions within the United States. For example, we saw many instances of improving corporate profits and balance sheets, as well as gains in private sector job growth. The credit markets remained open and strong, providing good access to capital for large-cap and mid-cap companies, in particular.

The S&P 500 Index,1 a measure of U.S. equity market performance, soared 16.36% for the six month period ending April 30, 2011. Developed markets outperformed emerging markets on the whole; the MSCI World Index,2 a measure of developed market performance, gained 15.04% for the six month period, while emerging markets rose 9.84%, as measured by the MSCI Emerging Markets Index.3 Equity-sensitive securities also participated in this advance, with the BofA ML All U.S. Convertible Ex-Mandatory Index returning 11.69%.4  The Credit Suisse High Yield Index rose 6.01%.5 However, as investors became increasingly attentive to the potential long-term implications of government debt and dollar devaluation, the broad bond market lagged, with the Barclays Capital U.S. Government/Credit Bond Index returning -0.61%.6

Positioned for Global Growth
Globally, we see considerable growth opportunities being driven by long-term secular trends. As we have discussed previously, one of the most important of these trends is the growing prosperity of emerging economies and an expanding group of middle-class consumers. We believe that progress in emerging markets has exciting implications for countries and companies all over the world, including U.S. companies. These growth opportunities extend not only to companies that may benefit from infrastructure build-out in sectors such as energy, materials and industrials, but also to businesses that provide goods and services that help individuals achieve an improved quality of life. We expect rising prosperity in emerging markets to drive demand for a wide variety of goods and services, ranging from cell phones to health care innovations or education.

In many ways what we are seeing, albeit on a much larger scale, is reminiscent of the economic development of the United States—from its earliest days as an agrarian nation, to an industrial power to the highly advanced, consumer-

2	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

driven technological society of today. This growth has provided global opportunities, and we believe that the rising prosperity of emerging markets can do the same.

The growth in emerging markets is just one of the many secular growth trends we see. Other important trends include corporations’ focus on productivity enhancements, which we believe will drive technology spending. We also believe that individuals’ desire to be connected to information, each other and entertainment at all times and price points, creates opportunities for consumer-oriented technologies. We believe secular trends will also drive growth in some areas of health care, as populations in developed markets age.

Our investment team continues to find many businesses guided by a spirit of creativity and entrepreneurship—companies that we have seen adapt and change as the global economy evolves. We are maintaining a focus on businesses with global footprints, global management and global revenue streams, and have found these sorts of businesses domiciled all over the world.

We believe there are compelling investment opportunities around the world for investors who put in the time and effort to separate the leaders from the also-rans. For example, as we have discussed in recent interviews with national television networks and publications, we believe the case for U.S. growth equities is strong. On the whole, our analysis indicates that valuations are extremely attractive by a number of measures, such as future cash flows and growth assumptions. In my view, this is because market participants are very short-term in their focus. I believe that as more time passes and the economy strengthens its footing, investors will likely take a longer-term perspective and rekindle their interest in growth companies.

In addition to the opportunities we see in the U.S. equity markets, our investment criteria have also led us to compelling investments in the global equity markets, including companies based in developed European markets and select emerging markets. We continue to find sufficient choices in the convertible securities market and high yield market as well.

While I believe that globalization presents a very exciting backdrop for investors, the prospects vary considerably from company to company, industry to industry, and country to country. Because of this, we believe that an active investment approach is particularly important.

The health care sector provides a good example of this. We believe that unfolding health care regulation in the U.S. may create headwinds for some health care companies, while innovations in equipment and sciences may provide opportunity for others.

www.calamos.com	3

Letter to Shareholders

Additionally, we believe that the growth potential of some emerging markets may be better accessed through investments in developed-market companies, which provide goods and services to these expanding populations, rather than through focusing solely on direct investments in emerging market companies.

In Closing
Innovation thrives in all environments. We are looking forward, positioning the Calamos funds to actively participate in the continuing evolution of the global economy. We believe our decades of experience, our selective, risk-conscious approach, and our unwavering commitment to investors in our funds will continue to differentiate the Calamos funds as we pursue the growth potential of the global markets.

We thank you for your continued trust. It is an honor to partner with you to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.
CEO and Co-CIO,
Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully.

Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

3	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index. It includes market indexes of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

5	The Credit Suisse High Yield Index is an unmanaged index of approximately 1600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds.

6	The Barclays Capital U.S. Government/Credit Bond Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which the portfolio may invest. Portfolio holdings are subject to change daily. The funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

4	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Overview

EQUITY FUNDS

Because of their potential for capital appreciation, stock funds are an important component of many investors’ asset allocations. The Calamos family of funds includes four funds that invest primarily in U.S-based companies and three funds that invest in either global or international companies. Across our funds, we are currently favoring companies with business activities and revenues that are geographically diversified. We believe that this provides us with enhanced opportunities to participate in future global growth trends.

Our first stock fund, Calamos Growth Fund, was launched more than 20 years ago on September 4, 1990. Since its inception, the Fund has provided an average annual return of 14.59% (Class A shares at net asset value). In contrast, the broad market, as measured by the S&P 500 Index, returned 9.48%. For the 20-year period ended April 30, 2011, the fund ranks as #1 of 144 funds within the Morningstar Large Growth category.*

Throughout the years, we have broadened the application of our equity discipline across market capitalizations, geographies, and company characteristics. Many of our newer offerings were introduced to provide investors with increased access to global opportunities. These funds draw upon our long history of investing in international markets, where our experience dates to the late 1980s.

Although all of our funds are managed by the same integrated investment team according to our well-established discipline, each of the funds has a different focus, and many may complement one another. For example, within our U.S. equity fund line-up, Calamos Growth Fund is a multi-cap portfolio with the most pronounced growth orientation, while Calamos Discovery Growth Fund provides investors with an allocation to small- and mid-cap growth companies—companies that may be future leaders in the global economy.

Within our global equity suite, we offer three portfolios. Calamos International Growth Fund invests primarily in companies based outside the United States, while Calamos Global Equity Fund’s worldwide selections also include U.S. companies. Our newest offering is Calamos Evolving World Growth Fund, which we launched in 2008. In this fund, we have sought to provide investors with the opportunity to participate in the growth potential of emerging economies through a risk-aware approach, which includes investments in developed market companies that are participating in emerging markets growth, as well as in convertible securities.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. Source: State Street Corporation.

*	As of April 30, 2011, for the one-year, five-year, and 10-year periods, Calamos Growth Fund, Class A shares, ranked 147 out of 1686, 733 out of 1295 and 20 out of 806 funds with the Morningstar Large Growth category. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted. © 2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/ or its content providers; may not be copied or distributed; and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from the use of this information.

www.calamos.com	5

Overview

In selecting investments for our global and international funds, we favor markets in countries that are moving toward a greater level of economic freedom and democracy. As the saying goes, capital moves to where it will be treated best. Historically, there has been a correlation between economic freedoms and wealth creation.* We believe that countries that embrace economic freedoms—such as private property rights and orderly, transparent markets—provide a favorable environment for future wealth creation.

			REPORT
CALAMOS FUNDS	INCEPTION	SNAPSHOT	BEGINS
U.S.-Oriented Funds

Growth Fund	1990	All-cap portfolio investing in U.S.-domiciled growth companies	Page 7

Value Fund	2002	Invests in U.S.-domiciled companies with undervalued stock prices and compelling prospects for improvement	Page 11

Blue Chip Fund	2003	Large-cap growth portfolio investing in well-known U.S.-based stocks, or “blue chips”	Page 14

Discovery Growth Fund	2010	Growth portfolio focused on smaller and mid-cap U.S. companies	Page 17
Global and International Funds

International Growth Fund	2005	Growth portfolio investing primarily in companies domiciled outside the United States	Page 20

Evolving World Growth Fund	2008	Portfolio of companies participating in the growth of emerging markets	Page 24

Global Equity Fund	2007	Growth portfolio of U.S. and non-U.S. companies	Page 28

* For more on the relationship between economic freedoms and wealth creation, please see research from the Heritage Foundation, www.heritage.org.

6	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CVGRX

B Shares	CVGBX

C Shares	CVGCX

I Shares	CGRIX

R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302

B Shares	128119740

C Shares	128119856

I Shares	128119807

R Shares	128119435

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines to determine portfolio construction

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

>	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential

CALAMOS GROWTH FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. Calamos Growth Fund invests primarily in U.S.-domiciled companies that we believe have the best prospects for sustainable and high relative growth. We have sought companies with good earnings prospects, high returns on invested capital, sustainable free cash flows, and low debt-to-capital ratios. In the current environment, we are favoring companies with global strategies, global brands, and geographically diversified revenues. We believe such companies can provide us with the opportunity to participate in long-term global growth trends.

The fund has a multi-cap focus, which means we have the flexibility to invest in growth companies of all sizes. We believe this has contributed to the fund’s long-term success and will continue to do so, as it allows us to invest in the most attractive growth opportunities we see in the marketplace. Also, we can continue to hold stocks as they grow.

Q. How has the fund performed?
A. Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over multiple market cycles. The fund has performed strongly since its inception on September 4, 1990, and has returned 14.59% on an annualized basis (Class A shares at net asset value). These gains surpass those of the broad market, as measured by the S&P 500 Index,1 up 9.48% for the same period. The fund also outperformed the Russell 3000 Growth Index2 and the Russell Midcap Growth Index,3 which gained 8.71% and 10.90%, respectively. The Russell 3000 Growth Index provides a point of comparison for the broad U.S. growth equity market, including companies of all capitalizations, while the Russell Midcap Growth Index is a measure of mid-cap growth stocks, one segment of the fund’s potential universe of investments.

Compared to its peers in the Morningstar Large Growth Category, the fund ranks in the first percentile (1 of 144 funds) for the 20-year period ended April 30, 2011.*

For the semiannual period ended April 30, 2011, Calamos Growth Fund outperformed the broad equity market. The fund returned 19.36%, versus 16.36% for the S&P 500 Index. For this same period, the Russell 3000 Growth Index gained 17.77% and the Russell Midcap Growth Index rose 22.61%.

*	As of April 30, 2011, for the one-year, five-year, and 10-year periods, Calamos Growth Fund, Class A shares, ranked 147 out of 1686, 733 out of 1295 and 20 out of 806 funds with the Morningstar Large Growth category. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted.

www.calamos.com	7

Calamos Growth Fund

SECTOR WEIGHTINGS
Information Technology	39.7%

Consumer Discretionary	20.4

Energy	9.9

Industrials	9.0

Health Care	7.5

Materials	5.2

Financials	4.1

Consumer Staples	2.8

Telecommunication Services	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. What factors influenced performance over the semiannual period?
A. Our security selection decisions within the consumer discretionary sector contributed the most to the fund’s performance relative to the S&P 500 Index. Holdings within the internet retail industry were particularly advantageous. In this sector, our focus is on businesses with global presence, strong brands and diversified revenues. We’re favoring companies that are servicing cost-conscious consumers, and those that may be well positioned to capitalize on the growth of a middle class in emerging markets.

Security selection in the information technology sector also enhanced performance. Here, fund holdings within the internet software and services industry and the communications equipment industry contributed notably. Information technology is a primary emphasis for the fund, and its most significant overweight relative to the S&P 500 Index. We’ve found companies with compelling characteristics, such as robust top-line growth, higher relative cash levels, lower debt levels and attractive valuations. Broadly speaking, we believe strong growth catalysts remain within the technology sector. Information technology companies are playing a leading role in many secular growth trends, such as the drive for enhanced corporate productivity and consumers’ hunger for innovative technologies, such as cell phones and tablet computers. Within the information technology sector, we’ve sought companies that we believe are positioned to potentially benefit from the current innovation cycle, which brings different technologies together. We are also interested in companies that may be poised to profit from increased spending on technology upgrades.

In contrast, an underweight position to the energy sector detracted most from performance relative to the S&P 500 Index over the semiannual period. In our positioning decisions, we sought to balance return considerations with a thorough assessment of potential risks, such as increased regulatory risks and volatility associated with commodity prices. Energy stocks had made a strong run since mid-2010, and we had concerns about prices relative to growth assumptions, preferring to look for more opportune moments to add to energy holdings.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the fund’s maximum front-end sales charge of 4.75%—had it been included, the fund’s return would have been lower. The fund also offers Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

8	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

Q. What changes have you made to the fund’s portfolio over the course of the reporting period?
A. We found opportunities to increase our allocation to energy, particularly in the later months of the six-month period. We believe the global need for energy resources should remain high overall, especially within developing markets. We also expect reflation efforts to help sustain already elevated commodity prices. (Because oil is priced in U.S. dollars, a weakening of the dollar typically contributes to higher oil prices.) Additionally, the fund’s energy allocation may also serve as a potential hedge against geopolitical risk. Generally speaking, we are favoring companies that are relatively less vulnerable to the fluctuating commodity prices, such as servicing businesses.

Q. What is your outlook for U.S. growth stocks?
A. Many growth companies are at the forefront of innovation and progress, and as such, we believe they provide compelling prospects for long-term investors throughout market cycles. As we noted in the opening letter, we believe the opportunity for U.S. growth equities is especially strong at the present time. Our team is finding stocks trading at very attractive prices, based on a variety of measures. In the current environment, we believe that large-cap and mid-cap U.S. multinational companies with higher-quality attributes are particularly well positioned to capitalize on long-term growth trends, in the U.S. and around the world. We are favoring companies with well-recognized global brands, global distribution strategies, geographically diversified revenues, and stronger balance sheets.

www.calamos.com	9

Calamos Growth Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

				10 YEARS
	6	1	5	OR ∧SINCE
	MONTHS	YEAR	YEARS	INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	19.36%	25.24%	3.17%	6.14%
With Sales Charge	13.69	19.28	2.18	5.63

Class B Shares – Inception 9/11/00
Without Sales Charge	18.89	24.30	2.40	5.51
With Sales Charge	13.89	19.30	2.05	5.51

Class C Shares – Inception 9/3/96
Without Sales Charge	18.91	24.32	2.40	5.35
With Sales Charge	17.91	23.32	2.40	5.35

Class I Shares – Inception 9/18/97	19.50	25.55	3.43	6.41

Class R Shares – Inception 3/1/07	19.20	24.91	NA	5.04 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

[2]	The Russell 3000 Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

[3]	The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

10	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund

FUND NASDAQ SYMBOLS
A Shares	CVAAX

B Shares	CVABX

C Shares	CVACX

I Shares	CVAIX

R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666

B Shares	128119658

C Shares	128119641

I Shares	128119633

R Shares	128119419

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

>	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

>	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

>	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium-range to long-range financial goals

>	A value-oriented complement to a growth-oriented portfolio

CALAMOS VALUE FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. We seek undervalued securities where the stock price has been temporarily depressed due to one-time events or market sentiment that we expect to change. Our goal is to purchase stocks at discounts to our estimates of intrinsic business value. We analyze cash flows and return on invested capital to determine intrinsic business value. This fund’s investment strategy differs from some other value funds in that we will not invest in a company solely because it is “cheap.” Before we buy a stock, we need to see a potential catalyst, or believe that some other factor will arise that will lead to the company receiving more favorable recognition in the market. We want to see companies with compelling strategies for improving their cash flows, balance sheet health and overall market position.

Q. How has the fund performed?
A. Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on January 2, 2002, the fund has returned 4.13% on an annualized basis (Class A shares at net asset value), versus 5.13% for the Russell 1000 Value Index.1 For the semiannual period ended April 30, 2011, the fund returned 11.98%, versus 17.29% for the Russell 1000 Value Index. We will discuss the factors influencing performance at greater length below.

Q. What factors influenced performance over the reporting period?
A. As we noted, our strategy seeks companies that are undervalued but that also offer the potential for a turnaround. Throughout the semiannual period, we favored companies with relatively cleaner balance sheets, keeping with our focus on lessening our exposure to downside risk, particularly given the uncertainties that persist in the economy. However, the market rewarded some of what we believe to be more speculative companies with poorer financial health.

Turning to sector level influences during the semiannual period, the fund’s positioning in consumer discretionary stocks hindered performance relative to the Russell 1000 Value Index. More specifically, the fund’s overweight stake in a lagging issue in the hotels, resorts and cruise line industry detracted. An overweight position to the information technology sector also proved disadvantageous. Our conviction in the information technology sector remains strong, however, because we are finding a number of companies with compelling potential at stock prices that fall short of our estimations of their intrinsic value. We have sought companies that we believe are positioned to benefit from secular trends, such as corporate productivity initiatives and consumer appetite for technology.

www.calamos.com	11

Calamos Value Fund

SECTOR WEIGHTINGS
Information Technology	27.7%

Financials	17.0

Consumer Staples	12.7

Industrials	11.4

Energy	10.9

Health Care	10.0

Consumer Discretionary	8.0

Materials	2.1

Sector weightings are subject to change daily and are calculated as a percentaje of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

In contrast, an underweight position and security selection within the financials industry contributed most to relative performance over the six-month period, with particularly notable performance from holdings within the diversified financial services industry. Financials represent the largest allocation within the Russell 1000 Value Index, but the fund has maintained a more modest stake to the sector. We are concerned that new regulations could place burdens on many financial companies and limit their profits and revenues. We also believe that ongoing de-leveraging makes many areas of the sector too risky for us to participate in fully at this time. However, we have found opportunities within the sector, in companies where we believe the underlying credit risks may be lower—for example in well-run global asset managers and select insurers with higher quality attributes, such as cleaner balance sheets.

Q. What changes have you made to the fund’s portfolio over the course of the reporting period?
A. We increased the fund’s allocation to the energy sector over the period. We believe the global need for energy resources should remain high overall, especially within developing markets. We also expect reflation efforts to help sustain already elevated commodity prices. (Because oil is priced in U.S. dollars, a weakening of the dollar typically contributes to higher oil prices.) Additionally, the fund’s energy allocation may also serve as a potential hedge against geopolitical risk. Generally speaking, we are favoring companies that we believe are relatively less vulnerable to fluctuating commodity prices.

Q. What is your outlook for this fund?
A. As we noted, we seek stocks of companies with good prospects that are trading at a discount to our view of their intrinsic value, not simply low priced stocks. Although economic recovery appears to be underway, we believe that some companies may face headwinds, and therefore, a selective approach to value stocks is particularly appropriate in the current environment. Our discipline has led us to companies with global presence, well recognized brands, and geographically diversified revenues. We believe that such companies offer particularly strong potential for renewed recognition within the market.

12	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund

GROWTH OF $10,000: SINCE INCEPTION (1/2/02) THROUGH 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

	6	1	5	SINCE
	MONTHS	YEAR	YEARS	INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	11.98%	8.44%	1.25%	4.13%
With Sales Charge	6.66	3.26	0.26	3.58

Class B Shares – Inception 1/2/02
Without Sales Charge	11.59	7.64	0.50	3.46
With Sales Charge	6.59	2.64	0.14	3.46

Class C Shares – Inception 1/2/02
Without Sales Charge	11.61	7.65	0.50	3.35
With Sales Charge	10.61	6.65	0.50	3.35

Class I Shares – Inception 3/1/02	12.05	8.66	1.49	4.67

Class R Shares – Inception 3/1/07	11.86	8.21	NA	0.00

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:
The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	13

Calamos Blue Chip Fund

FUND NASDAQ SYMBOLS
A Shares	CBCAX

B Shares	CBCBX

C Shares	CBXCX

I Shares	CBCIX

R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625

B Shares	128119617

C Shares	128119591

I Shares	128119583

R Shares	128119427

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Invest in larger, established companies with balance sheet strength that can also help mitigate downside risk

>	We look for businesses with diversified product lines that can increase productivity to maintain growth

>	Apply proprietary models to determine return potential of companies

>	Each security is further vetted within the context of the portfolio

>	We seek to identify long-term secular themes that can drive growth for decades. Investment candidates emerge from the intersection of our top-down (overlay of macroeconomic themes) and bottom-up analysis

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium- to long-range financial goals

>	A larger-cap growth offering of diversified companies providing broad market participation

CALAMOS BLUE CHIP FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. Calamos Blue Chip Fund is a large-cap growth fund. In this fund, we seek well-known businesses with established operations and good prospects for sustainable growth. We believe these “blue chip” companies may offer a higher degree of stability compared to smaller, less-tested companies. While the fund invests primarily in U.S.-domiciled businesses, we favor companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q. How has the fund performed?
A. Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on December 1, 2003, the fund has returned 5.63% on an annualized basis (Class A shares at net asset value), ahead of the S&P 500 Index,1 up 5.42% and closely in line with the Russell 1000 Growth Index,2 up 5.86%.

For the semiannual period ended April 30, 2011, Calamos Blue Chip Fund returned 16.01%, versus 16.36% for the S&P 500 Index and 16.96% for the Russell 1000 Growth Index.

Q. What factors influenced performance over the reporting period?
A. Our security selection decisions within the consumer discretionary sector contributed most to performance relative to the S&P 500 Index during the six-month period, with particular strength coming from the fund’s holdings in the internet retail industry. Within this sector, we have sought U.S. companies with global business strategies, strong brands and diversified revenues. Given the belt-tightening among consumers in the U.S. in recent years, we are interested in lower-cost providers. We are also seeking U.S. companies that are positioned to serve the demands of a growing middle class in emerging markets.

Within the information technology sector, our security selection also contributed favorably to relative performance. Holdings within the internet software and services industry and the computers and peripherals industry performed well. Our conviction in the information technology sector reflects our view of the secular growth opportunities we see in corporate and consumer spending, as well as the characteristics we are finding in individual companies, such as relatively higher cash levels, lower debt levels and attractive valuations. Our focus within the information technology sector is on those companies that offer products that enhance consumer and corporate productivity, as well as on those that benefit from considerable consumer demand for the latest devices. Within the information technology sector, we’ve sought companies that we believe are positioned to benefit from the current innovation cycle, which brings different

14	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Blue Chip Fund

technologies together, as well as companies that may be poised to profit from corporate spending on technology upgrades.

SECTOR WEIGHTINGS
Information Technology	38.8%

Energy	16.9

Health Care	10.5

Industrials	10.3

Consumer Discretionary	9.5

Consumer Staples	6.9

Materials	4.5

Financials	2.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Although our security selection within the consumer staples sector contributed favorably in absolute terms, the fund’s holdings lagged relative to the S&P 500 Index. Within this sector, our approach is generally opportunistic. Our focus is on those businesses that we believe will be better able to manage their product lines in a period of slower or uneven economic growth, and those that are well positioned to capitalize on the growth of a middle class in emerging economies. While consumer staples may offer some consistency in earnings or returns, many of these companies’ stocks are priced fairly fully as investors wish to reduce volatility. Security selection within the materials sector also detracted from the pace of overall returns, as the gains of the fund’s holdings trailed those of the S&P 500 Index. We have sought companies that can benefit from persistent demand coming from emerging economies and global reflation efforts. We are keeping a keen eye on valuations, which have tended to stretch with the rise in commodity prices. Given our current analysis, we are presently favoring companies tied to the agricultural feed and fertilizer industries, as well as those associated with gold mining and production.

Q. What changes have you made to the fund’s portfolio over the course of the reporting period?
A. We increased the fund’s allocation to the health care sector over the reporting period. Within health care, operating performance is much improved from a year ago and many stocks are now trading at valuations we believe to be reasonable. However, we remain vigilant to the potential impact of unfolding regulations. We are particularly interested in areas such as the health care services and equipment industries.

We also increased the fund’s allocation to the energy sector. We believe the global need for energy resources should remain high overall, especially within developing markets. We also expect reflation efforts to help sustain already elevated commodity prices. (Because oil is priced in U.S. dollars, a weakening of the dollar typically contributes to higher oil prices.) Additionally, the fund’s energy allocation may also serve as a potential hedge against geopolitical risk. Generally speaking, we are favoring companies that we believe are relatively less vulnerable to the fluctuating commodity prices.

Q. What is your outlook for large cap growth equities and this fund?
A. We are optimistic about the prospects for many large cap growth equities. In the current environment, we believe that higher-quality U.S. multinational companies—those with well-recognized global brands, global distribution strategies, geographically diversified revenues, and stronger balance sheets—are particularly well positioned to capitalize on the long-term global growth trends we see, including those related to economic progress outside of the United States. Moreover, as was discussed in the opening letter, we believe that the valuations of U.S. growth companies are extremely attractive by a variety of measures. These factors underpin our conviction in Calamos Blue Chip Fund.

www.calamos.com	15

Calamos Blue Chip Fund

GROWTH OF $10,000: SINCE INCEPTION (12/1/03) THROUGH 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

	6	1	5	SINCE
	MONTHS	YEAR	YEARS	INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	16.01%	21.51%	4.16%	5.63%
With Sales Charge	10.54	15.72	3.15	4.94

Class B Shares – Inception 12/1/03
Without Sales Charge	15.63	20.69	3.38	4.85
With Sales Charge	10.63	15.69	3.02	4.85

Class C Shares – Inception 12/1/03
Without Sales Charge	15.63	20.58	3.38	4.85
With Sales Charge	14.63	19.58	3.38	4.85

Class I Shares – Inception 12/1/03	16.19	21.78	4.42	5.90

Class R Shares – Inception 3/1/07	15.92	21.23	NA	3.47

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:
The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

[2]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CADGX

B Shares	CBDGX

C Shares	CCDGX

I Shares	CIDGX

R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102

B Shares	128120201

C Shares	128120300

I Shares	128120409

R Shares	128120508

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Focus on small cap and mid cap companies

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Seeks to determine the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines in constructing the portfolio and assessing a security’s fit within the portfolio

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	Exposure to small cap and mid cap companies

>	A relatively aggressive yet diversified way to participate in the U.S. stock market’s long-term growth potential

CALAMOS DISCOVERY GROWTH FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. This fund focuses on small-cap and mid-cap stocks. While Calamos Discovery Growth is one of our newer funds, it is managed by the same investment team and draws upon the same research process that we use for all of our other funds. Our investment process is designed to identify companies with higher growth profiles and greater returns on invested capital relative to peers. We favor companies with geographically diversified revenues.

We expect to concentrate on small-cap companies that, if successful, will grow into mid-caps. We have the flexibility to continue holding these successful mid-cap companies. We believe that a mid-cap company that has successfully grown from a small-cap has demonstrated the potential of its business model and its ability to deliver sustained earnings growth.

Q. How has the fund performed?
A. For the semiannual period ended April 30, 2011, Calamos Discovery Growth Fund returned 31.93% (Class A shares at net asset value), versus 27.08% for the Russell 2500 Growth Index.1

Q. What factors influenced performance over the reporting period?
A. The fund’s positioning in the information technology sector was a leading contributor to performance. Both security selection decisions and an overweight to the sector versus the Russell 2500 Growth Index proved favorable. Holdings within the internet software and services industry performed particularly well. The fund’s sizable overweight to the sector versus the Russell 2500 Growth Index reflects the compelling characteristics we find among small-cap and mid-cap information technology companies. Many of these companies are exciting in that they are participating in an innovation cycle that is bringing together different technologies to create new products and services. We’ve also favored companies that we believe are positioned to benefit from capital spending, as companies seek to enhance their productivity. We are also interested in companies that are providing consumers with technologies that help them communicate, innovate and gain access to information. We are finding companies with high-growth characteristics, such as higher cash levels and lower debt levels, at valuations we believe are attractive.

Our security selection within the industrials sector was also notably positive, with particular strength in electrical equipment holdings. Within industrials, we are seeking companies that we believe are positioned to benefit from a continuation of global infrastructure build-out.

In contrast, security selection decisions in the consumer staples sector hindered performance relative to the Russell 2500 Growth Index, with weakness in the personal products

www.calamos.com	17

Calamos Discovery Growth Fund

industry. Within the sector, we are taking a largely opportunistic approach, when we find companies offering higher growth potential and valuations we believe to be reasonable.

SECTOR WEIGHTINGS
Information Technology	33.8%

Industrials	16.0

Consumer Discretionary	12.9

Health Care	11.6

Materials	6.4

Energy	6.3

Financials	4.4

Consumer Staples	1.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. How is the fund positioned?
A. Broadly, we have sought companies that we believe will be able to sustain high growth, even if economic growth in the U.S. remains less robust. As we noted, we have found many compelling opportunities in the information technology sector, which represents the fund’s largest weighting as well as its most significant overweight versus the Russell 2500 Growth Index. Following information technology, the next largest allocations are to the industrials, consumer discretionary and health care sectors.

Q. What is your outlook for small-cap and mid-cap growth stocks, and for this fund?
A. As we noted in the opening letter, we believe that innovation thrives in all environments. We see many small-cap and mid-cap companies as being pioneers of innovation, particularly those that are participating in global growth trends. We believe we have found many such companies in the current environment at attractive valuations. Our experience investing in smaller growth companies dates back decades and we look forward to drawing on this experience as we manage this fund. In our view, our experience and our well-established growth discipline position us well as we seek out the future leaders of the global economy.

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 4/30/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

18	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

	6	SINCE
	MONTHS	INCEPTION
Class A Shares – Inception 6/1/2010
Without Sales Charge	31.93%	53.57%
With Sales Charge	25.67	46.26

Class B Shares – Inception 6/1/2010
Without Sales Charge	31.47	52.50
With Sales Charge	26.47	47.50

Class C Shares – Inception 6/1/2010
Without Sales Charge	31.47	52.50
With Sales Charge	30.47	51.50

Class I Shares – Inception 6/1/2010	32.12	53.92

Class R Shares – Inception 6/1/2010	31.73	53.20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

www.calamos.com	19

Calamos International Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CIGRX

B Shares	CIGBX

C Shares	CIGCX

I Shares	CIGIX

R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575

B Shares	128119567

C Shares	128119559

I Shares	128119542

R Shares	128119393

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

>	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

>	Emphasizes countries espousing free-market principles

>	Seeks to outperform the MSCI EAFE Growth Index[1] over the long term with less volatility

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

>	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential

CALAMOS INTERNATIONAL GROWTH FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. Calamos International Growth Fund invests in growth companies domiciled around the world, excluding the United States. Our investment criteria favor companies with low debt levels, high profitability and attractive valuations. In the current environment, we are emphasizing companies with global presence and geographically diversified revenue streams. We believe that such companies offer more attractive prospects than those more dependent on a single economy.

We have the flexibility to invest in companies domiciled in developed and developing markets. We favor companies based in markets that are moving toward a greater level of economic freedom, which we believe is a catalyst for wealth creation.

Q. How has the fund performed?
A. Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on March 16, 2005, the fund has returned 11.53% on an annualized basis (Class A shares at net asset value), outperforming the MSCI EAFE Growth Index,1 up 6.34% and the MSCI EAFE Index,2 up 5.69% for the same period. The fund has also performed well versus its peers. For example, for the five years ended April 30, 2011, the fund was ranked 7 of 164 within the Morningstar Foreign Large Growth category.*

For the semiannual period ended April 30, 2011, Calamos International Growth Fund returned 19.92%, versus 12.95% for the MSCI EAFE Index and 13.45% for the MSCI EAFE Growth Index.

Q. What factors influenced performance over the reporting period?
A. Our security selection within the information technology sector contributed most to the fund’s performance relative to the MSCI EAFE Growth Index. The fund’s holdings within the semiconductors industry and software industry performed notably.

An overweight position to the energy sector also contributed to relative performance during the period. We believe the global need for energy resources should remain high overall, especially within developing markets. We also expect reflation efforts to help sustain already elevated commodity prices. (Because oil is priced in U.S. dollars, a weakening of the dollar typically contributes to higher oil prices.) Additionally, the fund’s energy allocation may also serve as a potential hedge against geopolitical risk. Generally speaking, we are favoring companies that are relatively less vulnerable to the fluctuating commodity prices.

*	As of April 30, 2011 for the one-year period Calamos International Growth Fund, Class A shares, ranked 12 out of 244 funds with the Morningstar Foreign Large Growth category. Source: Morningstar, Inc. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted.

20	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

SECTOR WEIGHTINGS
Information Technology	38.8%

Energy	12.2

Health Care	11.6

Materials	9.0

Consumer Staples	6.2

Consumer Discretionary	5.8

Industrials	5.2

Financials	3.5

Telecommunication Services	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

In contrast, an underweight position and security selection within the materials sector detracted from relative performance as fund holdings in the diversified metals and mining industry lagged those of the index. Within the fund’s materials stake, we have sought companies that we believe can benefit from the persistent demand coming from emerging economies and global reflation efforts. We are keeping a keen eye on valuations, which have tended stretch with the rise in commodity prices

From a geographic standpoint, the portfolio’s underweight position and security selection within Japan significantly enhanced performance. The underweight reflected our focus on growth and appropriate valuations, and had been in place ahead of the unexpected tragedy that occurred in Japan. We are analyzing the longer-term economic effects we may see as a result of the recent earthquake and tsunami, including the impact on individual companies, the global economic recovery, as well as the potential implications associated with the yen intervention. The fund’s holdings within the United Kingdom and Taiwan also furthered the fund’s advance.

Q. How have you positioned the fund?
A. The fund’s health care allocation increased during the period. While from a secular perspective we continue to be cautious given the continued overhang of regulation in this sector, we have found what we believe are some attractive opportunities from a valuation perspective. We continue to look for investable opportunities in select niche pharmaceuticals, biotechnology and medical equipment and supplies; these are areas that we believe offer the most attractive growth potential.

We decreased the fund’s allocation to the industrial sector over the reporting period. Within industrials, we have seen richened valuations and have found more attractive opportunities within other sectors. We believe that our current holdings are well positioned to potentially benefit from demand driven by the global infrastructure build-out.

Information technology remains the fund’s largest sector allocation and the fund’s largest overweight relative to the MSCI EAFE Growth Index. We are finding many compelling opportunities at attractive valuations. Our focus within the sector is on those companies that offer products that enhance consumer and corporate productivity, as well as companies that we believe are positioned to benefit from consumer demand for the latest innovations. We are seeking holdings that are participating in the current innovation cycle—one in which different technologies are being brought together in inventive ways. We are also favoring companies we believe are positioned to capitalize on technology upgrade spending, as companies strive to enhance their productivity in a competitive global environment. In addition to the growth catalysts we see in this sector, we are also favoring technology companies for their bottom-up characteristics, such as higher relative cash levels and lower debt.

The fund remains considerably underweight to the financials sector. We have generally not found a large number of companies within this sector that provide the growth characteristics we seek. Our current underweight also reflects our concern about the financial health of the euro zone banking system and the individual risks that may remain in many individual companies.

www.calamos.com	21

Calamos International Growth Fund

Q. What is your outlook for international equities and this fund?
A. We believe that the international equity markets continue to offer considerable opportunities for investors. In particular, we are emphasizing companies that are participating in global growth—that is, multinational companies with global brands, global client bases and geographically diversified revenues, as well as stronger balance sheets. We believe that these companies present more attractive growth prospects than those focused on a single market. We are especially interested in companies that are potential beneficiaries of growth in emerging economies, preferring them to companies that may be negatively affected by debt burdens in the developed nations or a high degree of government regulation. In the current environment, we are maintaining a focus on higher-quality companies; this reflects what we believe is healthy caution regarding the potential uncertainties that remain as the global economy recovers.

22	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

	6	1	5	SINCE
	MONTHS	YEAR	YEARS	INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	19.92%	31.40%	7.20%	11.53%
With Sales Charge	14.23	25.19	6.17	10.65

Class B Shares – Inception 3/16/05
Without Sales Charge	19.45	30.44	6.39	10.70
With Sales Charge	14.45	25.44	6.08	10.70

Class C Shares – Inception 3/16/05
Without Sales Charge	19.41	30.41	6.39	10.69
With Sales Charge	18.41	29.41	6.39	10.69

Class I Shares – Inception 3/16/05	20.04	31.81	7.47	11.81

Class R Shares – Inception 3/1/07	19.74	31.10	NA	7.38

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

2	The MSCI EAFE Index measures developed market equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	23

Calamos Evolving World Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CNWGX

B Shares	CNWZX

C Shares	CNWDX

I Shares	CNWIX

R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161

B Shares	128119153

C Shares	128119146

I Shares	128119138

R Shares	128119120

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Invests in the securities of companies based in developing countries and also developed-world companies with ties to emerging economies

>	Manages the fund according to our stringent growth discipline, targeting companies that we believe offer the best opportunities for capital appreciation over the long-term

>	Can flexibly deploy assets across sectors, countries, market caps and security types in an effort to manage risk and maximize return

INVESTOR PROFILE
The fund may be suitable for investors who seek:

>	Enhanced diversification potential

>	A portfolio of companies that we believe offer high relative and sustainable growth potential

>	A risk-conscious means to participate in the long-term growth potential of developing markets

>	An asset-allocation solution that could potentially reduce volatility and increase total return in an investment portfolio

CALAMOS EVOLVING WORLD GROWTH FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. We have designed this fund in an effort to provide investors with a risk-aware approach to participating in the growth potential of emerging economies. In a global economy, companies all over the world, including those in the United States and other developed markets, may be able to benefit from the growing prosperity and progress in emerging markets. In this fund, our investment team can invest not only in companies based in emerging markets, but also in companies based in developed markets that generally have at least 20% of invested assets in emerging markets or derive 20% of firm revenues from them. Our emphasis is on what a company is doing and the clients it serves, not where it is located. We believe that this broader mandate is valuable in that it allows us to invest in more established companies and markets, potentially mitigating the risks of investing solely in more volatile emerging markets.

The fund also affords us the opportunity to utilize convertible securities. Convertible securities are equity-sensitive securities that blend characteristics of stocks and bonds. They can offer equity market participation with potentially reduced downside volatility.

We believe the flexibility to include convertible securities and to search globally for investment opportunities provides us with advantages in managing the risk/return characteristics of the fund.

Q. How has the fund performed?
A. Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on August 15, 2008, the fund has returned 15.57% on an annualized basis (Class A shares at net asset value), outperforming the MSCI Emerging Markets Index,1 up 10.89%.

For the semiannual period ended April 30, 2011, Calamos Evolving World Growth Fund returned 17.32%, versus 9.84% for the MSCI Emerging Markets Index.

Q. What factors influenced performance over the reporting period?
A. The fund benefited most significantly from its positioning in the information technology sector. Both an overweight position relative to the MSCI Emerging Markets Index and strong security selection contributed to performance. In regard to security selection, holdings within the semiconductors industry were especially notable. Information technology is the largest allocation to the fund and its most substantial overweight relative to the index. The overweight reflects our view of the considerable growth opportunity we see within the sector. We believe that information technology companies are positioned to benefit from a number of secular trends in emerging markets. For example, as standards of living improve in emerging markets and a middle class quickly grows, there has been increased demand for innovations that improve the

24	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

quality of life, such as internet access and other technological innovations. Additionally, there are many companies based in emerging markets that are providing technology products and services that help enhance the productivity of businesses and individuals all over the world—from components to cell phones to technology outsourcing services. In the technology sector, we are also interested in companies that are bringing existing technologies together in new ways, as well as in companies that we believe can benefit from technology upgrade spending. In regard to individual company characteristics, we have found a good number of businesses that offer the characteristics we seek, such as relatively higher cash levels and lower debt, with attractive stock prices.

SECTOR WEIGHTINGS
Information Technology	34.4%

Consumer Staples	13.8

Energy	11.6

Materials	10.6

Industrials	8.8

Health Care	4.9

Financials	3.7

Consumer Discretionary	2.9

Telecommunication Services	2.1

Utilities	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

An underweight position to the financials sector also proved beneficial. Our underweight reflects our concerns about the growth potential of the sector, as well as the potential risks within individual companies.

Additionally, from a geographic perspective, the fund’s stakes in Taiwan and China enhanced performance notably. More specifically, companies within the information technology sector contributed strong returns.

In contrast, security selection within the materials sector detracted from relative performance as the fund’s positions within the diversified metals and mining industry lagged those of the index.

Q. How is the fund positioned?
A. As we noted earlier, this fund can seek out the opportunity in emerging economies through companies based in developing markets as well as those in developed markets. From a regional perspective, the fund held 43.2% in emerging markets companies as of April 30, 2011. In terms of individual company weightings, the fund’s largest country weightings as of April 30, 2011 were to the United States, China (including companies registered in the Cayman Islands) and Taiwan. We believe the fund’s United States allocation demonstrates the potential benefits of our approach: Here, we have found well-established companies that are actively participating in emerging markets, such as energy companies with multinational operations and consumer staples companies with well-recognized global brands.

From a sector perspective, we increased the fund’s health care allocation during the period. We continue to look for investable opportunities in select niche pharmaceuticals, biotechnology and medical equipment and supplies, as these are areas where we see attractive growth potential. Conversely, we decreased the fund’s allocation to the industrial sector. Within industrials, we have remained attuned to rising valuations and have found more attractive opportunities within other sectors. We believe that our current holdings are well positioned to potentially benefit from demand driven by the global infrastructure build-out.

Q. What is your outlook for emerging markets and for this fund?
A. We believe that the fund’s performance, both during the semiannual period and also since its inception, demonstrates the potential merits of our risk-aware approach. We have a very constructive view of the growth potential of emerging markets, given the strength we see in trends related to demographics, wealth and economic development. Although these secular trends relate to emerging economies, they can create wealth opportunities for growth companies all over the world.

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Calamos Evolving World Growth Fund

However, the current situation in the Middle East and North Africa is a reminder that emerging markets can be volatile. To us, this volatility underscores the need to be selective and risk aware.

Given these considerations, we believe that the fund’s approach will be particularly advantageous for investors who wish to participate in emerging markets growth, but who are concerned about the risks. By investing in companies located in emerging markets and in companies in developed markets that are participating in emerging market growth, we believe this fund offers an innovative way to tap into the growth potential of emerging markets. We can access the economic trends, consumer bases, and growth potential of the emerging economies through well-established multinational companies with demonstrated know-how and global experience. We see it as a “best of both worlds” approach. We also believe our use of convertible securities, a core capability of our investment team, provides us with additional opportunities to pursue emerging market growth potential, consistent with a risk-aware approach.

26	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

	6	1	SINCE
	MONTHS	YEAR	INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	17.32%	28.72%	15.57%
With Sales Charge	11.74	22.65	13.50

Class B Shares – Inception 8/15/08
Without Sales Charge	16.96	27.75	14.72
With Sales Charge	11.96	22.75	13.84

Class C Shares – Inception 8/15/08
Without Sales Charge	16.98	27.77	14.73
With Sales Charge	15.98	26.77	14.73

Class I Shares – Inception 8/15/08	17.57	29.07	15.87

Class R Shares – Inception 8/15/08	17.27	28.36	15.27

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index. As of August 2005, the index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The index represents companies within these countries that are available to investors worldwide. Investors cannot invest directly in an index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	27

Calamos Global Equity Fund

FUND NASDAQ SYMBOLS
A Shares	CAGEX

B Shares	CBGEX

C Shares	CCGEX

I Shares	CIGEX

R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484

B Shares	128119476

C Shares	128119468

I Shares	128119450

R Shares	128119443

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Invests primarily in equity securities of companies around the world

>	Focuses on a company’s earnings growth potential, financial strength and stability

>	Considers the value of a stock relative to the issuer’s worth and looks for near-term catalysts that could trigger an increase in the stock’s price

>	Assesses the issuer’s financial soundness, earnings and cash flow forecast, and quality of management

>	Applies macro-level themes and top-down diversification by industry and company type in an effort to lower risk

INVESTOR PROFILE
The fund may be suitable for investors who seek:

>	A diversified means to participate in the long-term growth potential of the global equity markets

CALAMOS GLOBAL EQUITY FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. Calamos Global Equity Fund invests in companies all around the world, including those in the United States that we believe offer the highest relative growth opportunities. We favor companies with global presence, geographically diversified revenues, strong management teams, good market positions and increasing cash flows.

Q. How has the fund performed?
A. We encourage investors to consider long-term performance, particularly for investments such as equity funds. Since its inception on March 1, 2007, the fund has returned 8.58% on an annualized basis (Class A shares at net asset value), outperforming the MSCI World Index1, up 1.18%.

For the semiannual period ended April 30, 2011, Calamos Global Equity Fund returned 18.53%, versus 15.04% for the MSCI World Index.

Q. What factors influenced performance over the reporting period?
A. Our security selection within the information technology sector was a principal driver of the fund’s outperformance of the MSCI World Index. Holdings within the semiconductors industry and communications equipment industry contributed to the fund’s advance. Security selection within the consumer discretionary sector also bolstered performance; here, the fund benefited from its holdings in the internet retail industry, as market participants appeared to share our view of the strong growth potential of these innovative companies.

In contrast, an underweight position to the industrials sector detracted from relative performance during the semiannual period. The underweight reflects our concerns about rising valuations, as well as our view that more attractive growth opportunities exist in other sectors. However, the fund does include an allocation to the sector. We have favored companies we believe are well positioned to potentially benefit from global infrastructure build-out.

From a geographic standpoint, the portfolio’s underweight position and security selection within Japan significantly enhanced performance. The underweight reflected our focus on growth and appropriate valuations, and had been in place ahead of the unexpected tragedy that occurred in Japan. We are analyzing the longer-term economic effects we may see as a result of the recent earthquake and tsunami, including the impact to individual companies and the global economic recovery, as well as the potential implications associated with the yen intervention. Fund holdings within the United Kingdom and Taiwan also contributed advantageously to performance.

28	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

SECTOR WEIGHTINGS
Information Technology	39.1%

Energy	13.7

Health Care	12.5

Consumer Discretionary	12.1

Materials	7.3

Industrials	5.3

Consumer Staples	4.7

Financials	3.3

Telecommunication Services	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/ sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. How is the fund positioned?
A. As of the end of the reporting period, the fund’s largest allocations were to the information technology sector and the consumer discretionary sector. Information technology also represents the fund’s most significant overweight relative to the MSCI World Index. Our conviction in the sector reflects our view of the growth opportunities we see within the global equity market. Around the world, we have found information technology companies that offer compelling fundamental growth characteristics, such as high return on invested capital, low debt levels, and good cash flows. We believe that the potential in the sector is enhanced by a number of secular trends, such as the ongoing demand for innovative consumer technology. We see this trend gaining momentum as wealth and prosperity drive the expansion of a middle class in emerging markets. We also believe many information technology companies are positioned to capitalize on corporations’ focus on enhancing productivity in a globally competitive environment.

Within the consumer discretionary sector, we favor companies with strong brands that serve a global client base, rather than those that are dependent solely on consumers in a single country. We remain interested in lower-cost providers servicing a more cost-conscious consumer, as well as in companies that we believe are positioned to benefit from the growth a middle class in emerging markets.

From a geographic standpoint, the fund currently favors global businesses domiciled in markets such as the United States, United Kingdom and Canada. Companies based in emerging markets are also selectively represented within the fund.

Over the reporting period, we increased the fund’s allocation to the health care sector. While from a secular perspective we continue to be cautious given the continued overhang of regulation in the U.S., we have found what we believe are some attractive opportunities from a valuation perspective in non-U.S. markets. We are especially interested in the growth potential we see in areas such as niche pharmaceuticals, biotechnology and medical equipment and supplies.

Q. What is your outlook for this fund?
A. While economic challenges remain throughout the world—from debt problems in developed markets to geopolitical uncertainty in some emerging markets—uncertainty is always part of the investing landscape. Drawing on global investing experience and proprietary research that dates to the late 1980s, our team is finding many innovative companies that we believe offer high growth potential and the opportunity to participate in global growth trends.

In our view, the opportunities are presently most prevalent among U.S. and developed European markets. In these markets, our team has found securities trading at prices that we believe are very attractive. As we expect continued volatility spikes and a perhaps uneven economic recovery, we believe it is appropriate to focus on companies with multinational strategies, geographically diversified revenues, and higher-quality balance sheets, while avoiding companies most susceptible to the debt problems in their domestic markets.

www.calamos.com	29

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

	6	1	SINCE
	MONTHS	YEAR	INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	18.53%	28.31%	8.58%
With Sales Charge	12.92	22.21	7.31

Class B Shares – Inception 3/1/07
Without Sales Charge	18.17	27.39	7.76
With Sales Charge	13.17	22.39	7.38

Class C Shares – Inception 3/1/07
Without Sales Charge	18.21	27.44	7.78
With Sales Charge	17.21	26.44	7.78

Class I Shares – Inception 3/1/07	18.74	28.64	8.86

Class R Shares – Inception 3/1/07	18.41	28.02	8.31

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

30	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Overview

LOW-VOLATILITY EQUITY FUNDS

Many investors may have a favorable long-term view of equities but are concerned about volatility spikes. These considerations are what led us to offer three low-volatility equity funds. We are proud to be pioneers in low-volatility equity strategies. We launched our first low-volatility equity fund, Calamos Convertible Fund, in 1985, making it one of the first open-end convertible mutual funds.

We manage these portfolios with the aim of outperforming the equity market over full market cycles with less risk than a comparative pure-stock portfolio. In other words, these funds seek to provide an asymmetrical risk profile by participating in a greater portion of equity upside than downside over a full market cycle. Because of this, these funds may be suitable as core equity allocations. In addition to equities, or common stocks, our low-volatility equity strategies include equity-sensitive securities, such as convertibles. Our low-volatility equity strategies may also include other types of fixed income securities. By blending other asset classes with equities, we seek to mitigate the impact of downward equity volatility.

In our low-volatility equity funds, our focus is on the pattern of returns versus an all-equity benchmark, such as the S&P 500 Index or the MSCI World Index. The statistic beta measures relative volatility. We consider a fund to have lower volatility when its beta versus the equity benchmark is less than one. For example, a beta of 0.5 reflects half of the market’s volatility versus the index, while a beta of 2.0 would indicate twice the volatility of the index. Our funds in this category seek to maximize performance potential, while maintaining a low beta (that is, less than 1.0).

CALAMOS FUNDS	INCEPTION	SNAPSHOT	REPORT BEGINS

Growth and Income Fund	1988	U.S. low-volatility equity fund	Page 32

Global Growth and Income Fund	1996	Global low-volatility equity fund	Page 36

Convertible Fund*	1985	U.S.-oriented low-volatility equity fund	Page 40

*Calamos Convertible Fund closed to all purchases of shares and exchanges, with limited exceptions, as of the close of business on January 28, 2011.

www.calamos.com	31

Calamos Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVTRX

B Shares	CVTYX

C Shares	CVTCX

I Shares	CGIIX

R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104

B Shares	128119765

C Shares	128119831

I Shares	128119872

R Shares	128119336

FUND OBJECTIVE
High long-term total return through growth and current income

INVESTMENT STRATEGY

>	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

>	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

>	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	A total-return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

CALAMOS GROWTH AND INCOME FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. Calamos Growth and Income Fund is a low-volatility equity fund. We manage this fund with the aim of outperforming the equity market over full market cycles with less risk than a comparative pure-stock portfolio. To do this, we invest in equities and equity-sensitive securities, such as convertible securities. This fund invests primarily in U.S.-based companies, currently with an emphasis on companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q. How has the fund performed?
A. Because we believe low-volatility equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. The fund has performed strongly since its inception on September 22, 1988, returning 12.30% on an annualized basis (Class A shares at net asset value). This return surpasses that of the broad equity market, as measured by the S&P 500 Index,1 which gained 9.84% for the period. The fund also outperformed the convertible securities market, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index,2 which returned 9.59%. The fund has also performed well relative to similar funds over the long-term. Compared to its peers in the Morningstar Aggressive Allocation Category, the fund ranks as the first of eight funds for the 20-year period ended April 30, 2011.*

For the semiannual period ended April 30, 2011, Calamos Growth and Income Fund earned 14.80%, versus 16.36% for the S&P 500 Index and 11.69% for BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index.

Q. Please discuss the fund’s low-volatility characteristics.
A. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, this fund has had a beta of 0.71 versus the S&P 500 Index, significantly less than the index through a period covering multiple market cycles. We believe the fund’s lower volatility profile, paired with the fund’s outperformance since its inception, demonstrates the merits of our low-volatility equity approach.

*	As of April 30, 2011, for the one-year, five-year, and 10-year periods, Calamos Growth and Income Fund, Class A shares, ranked 11 out of 242, 8 out of 182 and 3 out of 68. Source: Morningstar, Inc. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted.

32	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	35.6%

Energy	12.4

Health Care	11.2

Industrials	8.4

Consumer Staples	5.5

Financials	5.4

Consumer Discretionary	4.9

Materials	4.4

Sector weightings are subject to change daily and are calculated as a percentaje of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. What factors influenced performance over the reporting period?
A. Our security selection within the information technology sector added the most to the fund’s outperformance of the S&P 500 Index. Positions in the semiconductors industry and communication equipment industries performed particularly well. Within the technology sector, we have sought companies that we believe are positioned to benefit from long-term growth trends, from consumers’ appetite for the latest innovations to corporations’ drive to stay productive in a competitive global economy. We’re finding companies with relatively high levels of cash on their balance sheets, lower-debt levels and valuations that we believe are attractive.

The fund’s underweight position to the financials sector proved advantageous, as did our security selection within the sector. We have maintained a lower relative allocation to financials due to unfolding regulations within the sector, which could put downward pressure on revenues and profits. We remain concerned about ongoing deleveraging and the risks that may still exist in some companies. However, we have found opportunities within the sector, in companies that we believe have lower underlying credit risk and better balance sheets, such as global asset managers and select insurers.

In contrast, security selection within the health care sector hindered performance relative to the S&P 500 Index during the semiannual period, as the fund’s holdings in the pharmaceuticals industry lagged those of the index. Across the sector, we have seen improvements in operating performance and many companies are now trading at valuations we believe to be reasonable. But, in light of regulations, we were a bit more cautious in the sector, while some stocks in the index performed strongly during the period. We are focused on companies with good fundamentals that are also positioned to benefit from secular trends, such as the aging of populations in developed markets. Our criteria have led us to areas such as niche pharmaceuticals, as well as the health care services and equipment industries. We remain cautious in regard to companies that could be most vulnerable to changes related to health care regulation in the U.S.

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 4/30/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the fund’s maximum front-end sales charge of 4.75%—had it been included, the fund’s return would have been lower. The fund also offers Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	33

Calamos Growth and Income Fund

An underweight position and security selection within the energy sector hampered performance during the period. In our positioning, we have sought to balance the return potential of the sector with our view of potential risks, such as regulatory risk and volatility in commodity prices. However, as the period progressed, we found opportunities to increase our allocation to the sector, particularly during the later months of the semiannual period. We believe the global need for energy resources should remain high overall, especially within developing markets. We also expect reflation efforts to help sustain already elevated commodity prices. (Because oil is priced in U.S. dollars, a weakening of the dollar typically contributes to higher oil prices.) Additionally, the fund’s energy allocation may also serve as a potential hedge against geopolitical risk. Generally speaking, we are favoring companies that are relatively less vulnerable to the fluctuating commodity prices.

Q. Did you make any other changes to positioning over the period?
A. In addition to increasing the fund’s allocation to the energy sector, we decreased its stake in the materials sector, where we have seen valuations rise alongside commodity prices. Within the fund’s materials allocation, we have sought companies that can benefit from persistent demand coming from emerging Asian economies and global reflation efforts. Given our current analysis, we are presently favoring companies tied to the agricultural feed and fertilizer industries, as well as those associated with gold mining and production.

We continue to favor U.S. companies with global presence, such as global brands and global client bases. We believe that these multinationals provide us with the most compelling opportunities to participate in the growth trends we see around the world.

Q. What is your outlook for this fund?
A. While the global economic recovery seems to be on track, we are prepared for continued volatility spikes. In this environment, we believe this low-volatility equity fund remains a compelling choice for investors who seek the opportunity for equity market upside with potentially reduced downside risk. As we discussed in the opening letter, our investment team is finding many opportunities to invest in growth-oriented U.S. companies at valuations we believe are very attractive based on a variety of historical measures. We believe that our current focus on U.S. multinational companies with higher-quality balance sheets remains the appropriate one, and positions us to participate in the progress and evolution of the global economy.

34	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

				10 YEARS
	6	1	5	OR ∧SINCE
	MONTHS	YEAR	YEARS	INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	14.80%	19.77%	5.50%	7.31%
With Sales Charge	9.36	14.07	4.48	6.79

Class B Shares – Inception 9/11/00
Without Sales Charge	14.36	18.82	4.71	6.67
With Sales Charge	9.36	13.82	4.37	6.67

Class C Shares – Inception 8/5/96
Without Sales Charge	14.36	18.83	4.71	6.50
With Sales Charge	13.36	17.83	4.71	6.50

Class I Shares – Inception 9/18/97	14.94	20.06	5.76	7.57

Class R Shares – Inception 3/1/07	14.64	19.41	NA	5.76 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	35

Calamos Global Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVLOX

B Shares	CVLDX

C Shares	CVLCX

I Shares	CGCIX

R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500

B Shares	128119732

C Shares	128119708

I Shares	128119609

R Shares	128119385

FUND OBJECTIVE
High long-term total return through capital appreciation and current income

INVESTMENT STRATEGY

>	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

>	Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities, and bonds

>	Emphasizes countries espousing free-market principles

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	A risk-managed approach to pursuing growth opportunities around the world

>	A portfolio of securities representing various-sized companies from multiple countries

>	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

CALAMOS GLOBAL GROWTH AND INCOME FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. Calamos Global Growth and Income Fund is a low-volatility equity fund. We manage this fund with the aim of outperforming the equity market over full market cycles with less risk than a comparative pure-stock portfolio. To do this, we invest in equities and equity-sensitive securities, such as convertible securities. This fund invests in companies all over the world, with an emphasis on companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q. How has the fund performed?
A. Because we believe low-volatility equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 9, 1996, the fund has returned 9.67% on an annualized basis (Class A shares at net asset value), outperforming the MSCI World Index,1 which gained 6.41% for the same period.

For the semiannual period ended April 30, 2011, Calamos Growth and Income Fund earned 13.78%, versus 15.04% for the MSCI World Index.

Q. Please discuss the fund’s low-volatility characteristics.
A. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, this fund has had a beta of 0.71 versus the MSCI World Index, significantly less than the index through a period covering multiple market cycles. We believe the fund’s lower volatility profile, paired with the fund’s outperformance since its inception, demonstrates the merits of our low-volatility equity approach.

Q. What factors influenced performance over the reporting period?
A. Our security selection within the information technology sector added the most to performance during the semiannual period. Positions within the semiconductors industry and communications equipment industry were particularly beneficial. Within the consumer discretionary sector, security selection was also notable. The fund’s stake in the textiles, apparel and luxury goods industry outperformed that of the index. In contrast, security selection with the materials sector detracted from relative performance, as fund holdings within the diversified metals and mining industry lagged those of the MSCI World Index.

From a geographic standpoint, the fund’s underweight position and security selection within Japan significantly enhanced performance. The underweight reflected our focus on growth and appropriate valuations, and had been in place ahead of the unexpected tragedy that occurred in Japan. We are closely analyzing the recovery efforts in that

36	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

country, including the impact to individual companies and the global economic recovery, as well as the potential implications associated with the yen intervention. Fund holdings within the United Kingdom and Taiwan also contributed advantageously to performance.

SECTOR WEIGHTINGS
Information Technology	31.5%

Energy	13.5

Health Care	10.9

Consumer Staples	9.3

Materials	9.1

Consumer Discretionary	6.5

Financials	5.6

Industrials	3.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. How is the fund positioned?
A. As of the end of the reporting period, the fund’s largest allocations were to the information technology sector and the consumer discretionary sector. Information technology also reflects a sizable overweight relative to the MSCI World Index. Our conviction in the sector reflects our view of the growth opportunities we see within the global equity market. Around the world, we have found information technology companies that offer the fundamental characteristics we are most attracted to—such as high return on invested capital, low debt levels, and good cash flows. We believe that the potential in the sector is enhanced by a number of secular trends, such as the ongoing demand for innovative consumer technology. We see this trend gaining momentum as wealth and prosperity fuels the expansion of a middle class in emerging markets. We also believe many information technology companies are positioned to capitalize on corporations’ drive to enhance productivity in a globally competitive environment.

Within the consumer discretionary sector, we are interested in companies with strong global brands that are positioned to capitalize on the growing prosperity of emerging market consumers. We are also interested in companies that cater to cost-conscious consumers, particularly as individuals in developed markets such as the U.S. work to improve their personal balance sheets.

The fund’s energy allocation increased during the period. We believe the global need for energy resources should remain high overall, especially within developing markets. We also expect reflation efforts to help sustain already elevated commodity prices. (Because oil is priced in U.S. dollars, a weakening of the dollar typically contributes to higher oil prices.) Additionally, the fund’s energy allocation may also serve as a potential hedge against geopolitical risk. Generally speaking, we are favoring companies that are relatively less vulnerable to the fluctuating commodity prices.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 4/30/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the fund’s maximum front-end sales charge of 4.75%—had it been included, the fund’s return would have been lower. The fund also offers Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	37

Calamos Global Growth and Income Fund

Conversely, we decreased the fund’s allocation to the industrials sector. This decision reflects our concerns about rising valuations, as well at our view that more attractive growth opportunities exist in other sectors. Within the fund’s industrial stake, we have favored companies that we believe are well positioned to potentially benefit from global infrastructure build-out.

From a geographic standpoint, the fund currently favors global businesses domiciled in developed markets, such as the United States, United Kingdom and Canada.

Q. What is your outlook for this global low-volatility equity fund?
A. While the global economic recovery seems to be on track, we are prepared for continued volatility spikes. In this environment, we believe this low-volatility equity fund remains a compelling choice for investors who seek the opportunity for equity market upside with potentially reduced downside risk. In our view, the fund’s flexibility to invest in companies around the world is particularly beneficial, given the dynamic opportunities we see, both on a long-term thematic level as well as on an individual company level. We believe that our current focus on multinational companies with higher-quality balance sheets remains the appropriate one, and positions us to participate in the progress and evolution of the global economy.

38	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

				10 YEARS OR
	6	1	5	∧SINCE
	MONTHS	YEAR	YEARS	INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	13.78%	19.55%	5.34%	7.18%
With Sales Charge	8.34	13.87	4.32	6.65

Class B Shares – Inception 9/11/00
Without Sales Charge	13.28	18.70	4.55	6.54
With Sales Charge	8.28	13.70	4.21	6.54

Class C Shares – Inception 9/24/96
Without Sales Charge	13.37	18.70	4.56	6.37
With Sales Charge	12.37	17.70	4.56	6.37

Class I Shares – Inception 9/18/97	13.86	19.86	5.59	7.46

Class R Shares – Inception 3/1/07	13.58	19.19	NA	4.58 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	39

Calamos Convertible Fund

FUND NASDAQ SYMBOLS
A Shares	CCVIX

B Shares	CALBX

C Shares	CCVCX

I Shares	CICVX

R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401

B Shares	128119773

C Shares	128119823

I Shares	128119864

R Shares	128119369

FUND OBJECTIVE
Current income with a secondary objective of growth

INVESTMENT STRATEGY

>	Invests in convertible securities issued by both U.S. and foreign companies

>	Emphasizes diversification across market sectors and credit quality, favoring companies with higher-quality balance sheets

>	Utilizes a highly disciplined strategy which seeks to enhance investment returns while managing risk

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	Current income as well as capital growth potential

>	An investment which provides the growth potential of equities along with the income and limited downside potential typical of fixed-income securities

CALAMOS CONVERTIBLE FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is a convertible security?
A. A convertible security is a bond or preferred stock that can be exchanged, or converted, into a specific number of shares of common stock of the issuer’s company. Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining markets. Convertibles can thus be used as a way to participate in the equity markets with potentially less downside volatility than an all-equity portfolio.

Q. How has the fund performed?
A. Because we believe low-volatility equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on June 21, 1985, the fund has returned 10.07% on an annualized basis (Class A shares at net asset value), closely in line with the S&P 500 Index,1 a measure of the broad U.S. equity market, which was up 10.47% for the same period. The fund outperformed the Value Line Convertible Index,2 up 8.69%. Compared to its peers in the Morningstar Convertibles Category, the fund ranks as number two of 17 funds for the 20-year period ended April 30, 2011.*

For the semiannual period ended April 30, 2011, Calamos Convertible Fund returned 11.27%. For this same period, the S&P 500 Index earned 16.36%, the BofA Merrill Lynch All U.S. Convertible Ex Mandatory Index (BofA ML V0A0)3 gained 11.69% and the Value Line Convertible Index returned 11.87%.

We compare the fund’s performance to these multiple benchmarks to provide a more complete assessment of its performance. Because convertibles have equity characteristics, they can be thought of as equity-linked securities. Therefore, we compare the fund performance to the S&P 500 Index. We also measure the fund’s performance against the Value Line Convertible Index, which has a history that dates to the inception of Calamos Convertible Fund. We utilize the newer BofA ML V0A0 for research and analysis.

Q. Please discuss the fund’s low-volatility characteristics.
A. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the fund has had a beta of 0.62 versus the S&P 500 Index. Thus, the fund has provided equity market-like performance since its inception, with less volatility than the equity market. We believe this demonstrates the merits of our low-volatility equity approach.

*	As of April 30, 2011 for the one-year, five-year, and 10-year periods, Calamos
Convertible Fund, Class A shares, ranked 64 out of 78, 26 out of 53 and 14 out of 42 funds with the Morningstar
Convertibles category. Source: Morningstar, Inc. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted.

40	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

Q. What factors influenced performance over the reporting period?
A. The fund’s positioning in the financials sector contributed the most to performance relative to the BofA ML V0A0 during the period. Both an underweight position versus the index and security selection within the sector proved advantageous. Holdings in the capital markets industry posted particularly notable outperformance. We have maintained a lower relative allocation to financials, reflecting our concern that new regulations could put downward pressure on profits and revenues. We also believe that ongoing de-leveraging makes many areas of the sector too risky for us to participate in fully at this time. However, we have found opportunities within the sector where we believe the underlying credit risk may be lower. Specifically, we have found what we view as well-run, global asset managers and select insurers with higher quality attributes, such as cleaner balance sheets.

Security selection within the energy sector also enhanced performance versus the BofA ML V0A0, more specifically within the oil-and-gas drilling industry and the oil-and-gas equipment-and-services industry. These are industries that we have favored because they are less dependent on the price of commodities, compared with some other segments of the energy sector. We have found a number of energy companies that meet our criteria, and the sector represents one of the larger allocations within the fund as of the end of the reporting period. We believe the global need for energy resources should remain high overall, especially within developing markets. We also expect reflation efforts to help sustain already elevated commodity prices. (Because oil is priced in U.S. dollars, a weakening of the dollar typically contributes to higher oil prices.) Additionally, the fund’s energy allocation may also serve as a potential hedge against geopolitical risk.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 4/30/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the fund’s maximum front-end sales charge of 4.75%—had it been included, the fund’s return would have been lower. The fund also offers Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	41

Calamos Convertible Fund

SECTOR WEIGHTINGS
Information Technology	31.9%

Health Care	14.5

Energy	11.4

Industrials	7.9

Consumer Discretionary	7.4

Consumer Staples	6.3

Financials	4.9

Materials	4.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

In contrast, security selection within the health care sector detracted the most from performance versus the BofA ML V0A0. More specifically, although the fund’s stake in the pharmaceutical industry was slightly positive, it trailed the return of the industry within the index. Additionally, security selection within the materials sector detracted from performance during the period.

Q. How is the fund positioned?
A. The fund’s largest allocations are to the information technology sector and health care sector. Within the health care sector overall, operating performance is much improved from a year ago and many stocks are now trading at valuations we believe to be reasonable. However, we remain vigilant to the potential impact of unfolding regulations. Our selective approach has led us to opportunities within the health care equipment industry, as well as to biotechnology companies and health services and equipment companies.

We decreased the fund’s stake in the materials sector, where we have seen valuations rise alongside commodity prices. Within the fund’s materials allocation, we have sought companies that can benefit from persistent demand coming from emerging Asian economies and global reflation efforts. Given our current analysis, we are presently favoring companies tied to the agricultural feed and fertilizer industries, as well as those associated with gold mining and production.

As the convertible market has increasingly transitioned to a higher percentage of speculative grade issues, we have sought to maintain a consistent risk/reward posture with an emphasis on higher-quality credits. Although economic recovery appears to be underway, we believe that challenges remain, which could put particular pressure on companies with weaker financial health. As such, we believe our more risk-aware approach remains the appropriate one. Our analysis has shown that over the long-term that speculative grade convertibles have shown higher volatility than the stock market itself, which we believe helps explain our higher-quality bias for a low-volatility equity portfolio.

Q. In January, Calamos Convertible Fund closed to substantially all investors. Why did you take this step?
A. Our priority is to protect the interests of our current shareholders. On an ongoing basis, we monitor economic influences and market trends, and their implications for convertible securities. In a low interest rate environment, many companies seeking capital have preferred to issue non-convertible debt rather than convertible securities. This has been particularly true in the U.S. market and for higher-quality issuers such as the ones we currently favor for this fund. Given these factors, we limited investments into the fund in late 2010, prior to closing the fund in 2011.*

We took these steps as a proactive measure. Although U.S. issuance has slowed, we continue to find a sufficient quantity of convertible securities that offer the risk and return characteristics we seek at valuations we believe to be attractive.

*  Subject to certain exceptions, as discussed in the prospectus.

42	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

Q. What is your outlook for the fund?
A. Since the fund launched in 1985, we have invested through many different environments and believe that we are well equipped to navigate through this period of more limited issuance in the U.S. market by drawing on our active approach to security selection and risk management. As keen students of the convertible market, we are encouraged by the role of convertible issuance in the non-U.S. market and we believe that this is a long-term positive for the market as a whole, including for investors in U.S.-oriented convertible funds.

While economic recovery seems to be on track, we are prepared for continued volatility spikes. In this environment, we believe this low-volatility equity fund remains a compelling choice for investors who seek the opportunity for equity market upside with potentially reduced downside risk. Reflecting our focus on seeking lower volatility, we believe it is prudent to maintain a selective approach to the most speculative credits, instead preferring companies with higher credit qualities.

www.calamos.com	43

Calamos Convertible Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

				10 YEARS OR
	6	1	5	∧SINCE
	MONTHS	YEAR	YEARS	INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	11.27%	15.31%	6.14%	6.29%
With Sales Charge	5.97	9.84	5.11	5.78

Class B Shares – Inception 9/11/00
Without Sales Charge	10.88	14.44	5.34	5.66
With Sales Charge	5.88	9.44	5.02	5.66

Class C Shares – Inception 7/5/96
Without Sales Charge	10.86	14.42	5.34	5.50
With Sales Charge	9.86	13.42	5.34	5.50

Class I Shares – Inception 6/25/97	11.42	15.56	6.41	6.55

Class R Shares – Inception 3/1/07	11.13	15.01	NA	6.26 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

3	BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

44	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Overview

ENHANCED FIXED INCOME FUNDS

Many people may think of bonds solely as income-producing investments. While income potential is certainly an important feature of bonds, a fixed income portfolio can provide much more than that. Allocations to bonds may help to enhance the overall diversification of a portfolio, providing potential protection from downside equity market movements. Bonds may also provide the opportunity for total return or capital appreciation. The bond market provides a great deal of choices and we believe that we can capitalize on this breadth through an actively managed risk-conscious approach.

Calamos offers two enhanced fixed-income portfolios. We call these portfolios “enhanced” because they take an innovative approach, considering capital appreciation as well as income. These portfolios draw upon our extensive experience with credit analysis, and our experience blending different types of assets opportunistically.

Each is managed by our integrated team and reflects our focus on innovation and risk management, but each pursues different strategies to meet varying allocation goals. For example, Calamos High Yield Fund strategically combines higher-yielding fixed income and convertible securities to pursue high income. This approach means that the fund has a higher degree of equity sensitivity than a traditional bond fund (for instance, a government bond fund). Calamos Total Return Bond Fund seeks total return, pairing investments in the broad sectors of the U.S. bond market with complementary allocations to areas such as high-yield securities and international bonds.

We believe enhanced fixed income investments may be particularly attractive in light of current low yields in the U.S. government bond market and rising concerns about inflationary pressures.

			REPORT
CALAMOS FUNDS	INCEPTION	SNAPSHOT	BEGINS

Total Return Bond Fund	2007	Broad-based participation in fixed-income markets with a total return focus.	Page 46

High Yield Fund	1999	Pursues high income, while maintaining a focus on risk management.	Page 49

www.calamos.com	45

Calamos Total Return Bond Fund

FUND NASDAQ SYMBOLS
A Shares	CTRAX

B Shares	CTXBX

C Shares	CTRCX

I Shares	CTRIX

R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310

B Shares	128119294

C Shares	128119286

I Shares	128119278

R Shares	128119260

FUND OBJECTIVE
Total return, consistent with preservation of capital and prudent investment management

INVESTMENT STRATEGY

>	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities

>	Opportunistic sector allocations provide greater flexibility in managing risk and reward

>	Complementary allocations may include high-yield securities, international bonds and currencies, among others

>	Credit and interest-rate exposure may be further tailored via derivative-based strategies

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	Broad exposure to the major sectors of the U.S. bond market

>	A conservative total return approach, with an emphasis on yield and capital preservation

>	Income generation

>	Portfolio diversification when combined with other asset classes

CALAMOS TOTAL RETURN BOND FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. We seek total return with an emphasis on yield and capital appreciation. We can invest in the major sectors of the U.S. investment-grade bond market. These include U.S. Treasurys, agency issues, mortgage-backed securities, asset-backed securities and corporate debt. To increase return potential and enhance risk management, we also can invest opportunistically in other sectors of the fixed-income market, such as high yield corporate bonds, international bonds and currencies.

Q. How has the fund performed?
A. Since its inception on June 27, 2007, Calamos Total Return Bond Fund has returned an average annualized 7.59% (Class A shares at net asset value), outperforming the Barclays Capital U.S. Aggregate Index,1 up 6.64%. For the semiannual period ended April 30, 2011, the fund returned 1.86%, outperforming the Barclays Capital U.S. Aggregate Bond Index, which was essentially flat for the period with a return of 0.02%.

Q. What factors influenced performance over the reporting period?
A. The fund’s non-dollar currency exposure, the result of sovereign bond holdings, continued to be a key contributor to outperformance. The currencies of Sweden, Norway and Canada performed particularly well during the period and reflected strong economic fundamentals.

The fund’s overweight allocation to corporate bonds, in addition to select convertible bonds, contributed to overall return. Corporate bonds delivered positive excess returns versus U.S. Treasuries as investors sought additional yield and spreads tightened. Within its corporate bond stake, the fund’s overweight allocation to relatively lower quality issues added value, as investors sought yield. More specifically, our corporate allocation included issues with a blend of credit ratings. In addition to a range of investment grade bonds, high yield credits were selectively represented. With respect to duration, the fund’s shorter duration versus the index, particularly within U.S. Treasury and Agency credits, proved advantageous during the period as rates increased and some steepening of the yield curve occurred. (Duration is a measure of interest rate sensitivity, with longer durations indicative of greater sensitivity.)

Q. How have you positioned the fund?
A. We have positioned the fund to reflect our expectation for moderate economic expansion and continued volatility in interest rates. We also believe a highly accommodative monetary policy and high levels of U.S. government debt may lead to higher inflation and higher interest rates. As a result, we have maintained a short duration within the fund, particularly within the U.S. Treasury segment.

46	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

Asset Allocation
Corporate Bonds	46.4%

Sovereign Bonds	23.0

U.S. Government and Agency Securities	16.6

Convertible Bonds	6.2

Residential Mortgage Backed Securities	5.3

Cash and Receivables/Payables	2.5

The fund is overweight to corporate bonds and underweight to U.S. Treasurys relative to the Barclays Capital U.S. Aggregate Bond Index. We have also invested in non-U.S. government bonds and hold a small stake in convertible securities; these areas are relatively less sensitive to U.S. interest rates. The fund’s overweight stake in corporate credits reflects our belief that opportunities for credit improvement and total return remain. The fund remains underweight in the financials sector versus the index, instead favoring sectors such as technology and industrials. We are focused on mid-tier investment grade issuers that we believe offer ample liquidity, as well as globally diversified revenues, and higher cash flows to pay investors and fund future growth.

Q. What is your outlook for the fund?
A. We believe that the fund’s broad investment universe will be especially advantageous, given the emerging pressures we are seeing in the government bond segment of the fixed-income markets, such as increasing concerns about inflation and the potential consequences of quantitative easing and high levels of debt in developed markets, such as the United States. Our active, risk-aware approach and dynamic allocation strategy allows us greater flexibility to seek out the most compelling opportunities in the fixed income markets, including securities that are generally recognized as being less sensitive to interest rates.

We also believe that our exacting credit research, including our focus on managing downside risk, positions us to navigate what could be a rapidly changing environment. Thus, for investors seeking to diversify their asset allocations to include fixed income investments, we believe that Calamos Total Return Bond Fund remains a compelling choice.

www.calamos.com	47

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

			SINCE
	6 MONTHS	1 YEAR	INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	1.86%	6.54%	7.59%
With Sales Charge	-1.98	2.58	6.52

Class B Shares – Inception 6/27/07
Without Sales Charge	1.49	5.75	6.79
With Sales Charge	-1.99	2.25	6.36

Class C Shares – Inception 6/27/07
Without Sales Charge	1.58	5.75	6.79
With Sales Charge	0.58	4.75	6.79

Class I Shares – Inception 6/27/07	2.08	6.90	7.87

Class R Shares – Inception 6/27/07	1.74	6.28	7.32

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

48	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Yield Fund

FUND NASDAQ SYMBOLS
A Shares	CHYDX

B Shares	CAHBX

C Shares	CCHYX

I Shares	CIHYX

R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815

B Shares	128119724

C Shares	128119799

I Shares	128119781

R Shares	128119377

FUND OBJECTIVE
Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the fund’s primary objective

INVESTMENT STRATEGY

>	Conducts proprietary, in-depth credit analysis of individual issuers, taking a combination of quantitative and qualitative factors into consideration

>	Seeks companies with respectable balance sheets that offer a good yield, sustainable growth and reliable long-term debt servicing

>	Attempts to identify companies that have the potential for capital appreciation through credit upgrades, mergers and acquisitions, and special situations

>	Dynamically blends straight high-yield bonds, higher-yielding convertible and synthetic high-yield securities to construct a diversified portfolio with a consistent risk/reward profile

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	A broader opportunity set of bonds and convertible securities designed to generate the highest-yield potential and capital gain

>	Risk management that employs stringent credit analysis

CALAMOS HIGH YIELD FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. In this fund, our primary goal is to provide high income; secondarily, our emphasis is on capital gains. Risk management is a defining characteristic of our approach. Investing in high-yield securities does entail added risks, but we strive to keep the risk levels reasonable and rely on our rigorous credit research to do so. Throughout the fund’s history, we have generally favored the higher credit quality tiers of the high-yield universe. We emphasize companies that offer relatively better balance sheets, reliable debt servicing, and the potential for credit upgrades.

Q. How has the fund performed?
A. Because we believe high-yield funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on August 2, 1999, the fund has returned 7.10% on an annualized basis (Class A shares at net asset value), in line with the Credit Suisse High Yield Index’s1 gain of 7.71%.

For the semiannual period ended April 30, 2011, Calamos High Yield Fund earned 4.91%, versus 6.01% for the Credit Suisse High Yield Index. As we will discuss at greater length, the fund’s relative underperformance during the six-month period was largely attributable to our long-term, risk-aware approach, which led us to avoid many of the more speculative credits which led within the index.

Q. Please tell us more about the factors influencing performance over the reporting period.
A. During the reporting period, investors sought yield in an environment of generally low interest rates. This resulted in increased demand for higher yielding credits, as investors appeared to be more concerned with yield and less concerned with potential downside risk. Within the Credit Suisse High Yield Index, highly speculative CCC rated credits outperformed credits with higher ratings.

However, as we have discussed, we take a cautious view in regard to these highly speculative issues. Throughout the reporting period, we instead favored the higher rated tiers of the high yield universe, such as bonds rated BB or B. We also found select opportunities among investment grade securities, generally recognized to be issues rated BBB or above. While this positioning precluded the fund from participating in some upside over the six-month period, we believe that our preference for better quality credits is prudent and appropriate. While we are encouraged by the signs of economic recovery we have seen, we believe that this is not an environment where all companies will fare equally well. Generally speaking, we believe companies with the weakest balance sheets may face pressures, and often investors are not being appropriately compensated for the potential risks associated with these companies’ bonds.

www.calamos.com	49

Calamos High Yield Fund

SECTOR WEIGHTINGS
Energy	17.6%

Industrials	16.7

Financials	11.7

Consumer Discretionary	11.7

Information Technology	11.5

Materials	10.2

Health Care	6.9

Telecommunication Services	4.4

Consumer Staples	3.0

Utilities	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

From a sector perspective, security selection within the financials sector contributed favorably to performance versus the Credit Suisse High Yield Index. The fund was particularly well served by our security selection within the asset management industry. Selection decisions within the consumer staples sector also proved beneficial to relative performance. In contrast, security selection within the information technology sector hindered performance over the period. Generally speaking, we maintain a positive outlook on the information technology sector. We continue to find companies that we believe offer high long-term growth potential and relatively stronger balance sheets, as well as the opportunity to participate in global growth trends, such as corporate demand for productivity enhancements.

Q. How is the fund positioned?
A. Based on our assessment of the current economic environment, we believe that a continued focus on the higher rated tiers of the high yield universe remains appropriate. Throughout the years, we have often observed that a higher income stream can’t make up for a default.

From a sector perspective, our security selection decisions have resulted in an emphasis on the energy sector and the industrials sector. Within the energy sector, we believe strong global demand and U.S. dollar weakness should support prices. (As oil is priced in U.S. dollars, a weaker dollar can contribute to higher energy prices.) We also favor the sector as a potential hedge against geopolitical risks. Within the industrial sector, we have selected holdings that we believe should continue to benefit from demand generated by the global infrastructure build-out.

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 4/30/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the fund’s maximum front-end sales charge of 4.75%—had it been included, the fund’s return would have been lower. The fund also offers Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

50	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Yield Fund

Q. What is your outlook for this fund?
A. We believe that the high yield market offers opportunity, but that a highly selective approach remains most appropriate for long-term investors. There has been considerable new high yield issuance coming into the U.S. market, as companies seek financing at low interest rates. However, while our research suggests that a subset of these credits may offer compelling opportunities for income and capital appreciation, not all may provide attractive return potential for their attendant risks.

Yet, this is the sort of environment wherein we believe we may be particularly well equipped, as our investment criteria reflect a high awareness of risk. We believe that our extensive experience and our focus on healthier high yield credits—such as those that offer good records of debt servicing and better potential for credit upgrades—will help us capitalize on the potential of the high yield market.

www.calamos.com	51

Calamos High Yield Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

				10 YEARS OR
	6	1	5	∧SINCE
	MONTHS	YEAR	YEARS	INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	4.91%	10.93%	6.14%	7.55%
With Sales Charge	-0.10	5.63	5.12	7.02

Class B Shares – Inception 12/21/00
Without Sales Charge	4.53	10.09	5.36	6.91
With Sales Charge	-0.47	5.09	5.04	6.91

Class C Shares – Inception 12/21/00
Without Sales Charge	4.57	10.07	5.34	6.74
With Sales Charge	3.57	9.07	5.34	6.74

Class I Shares – Inception 3/1/02	5.04	11.20	6.41	8.11 ∧

Class R Shares – Inception 3/1/07	4.90	10.67	NA	5.59 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Credit Suisse High Yield Index is an unmanaged index of high-yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

52	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Overview

ALTERNATIVE FUND

Many investors begin their asset allocations with well-recognized strategies—for example, common stocks to pursue growth and fixed income portfolios for income. However, Calamos offers investors an innovative strategy for further enhancing the diversification of their overall asset allocation—Calamos Market Neutral Income Fund.

Launched in 1990, this offering utilizes complementary allocations to covered call writing and convertible arbitrage. The fund seeks to provide consistent returns and income over time, regardless of the volatility in the equity markets. In pursuit of this aim, the fund combines a covered call writing strategy with a convertible arbitrage strategy. (We discuss these strategies at greater length in the fund commentary.)

Calamos Market Neutral Income Fund provides mutual fund investors with access to strategies that are more commonly available to hedge fund investors. For many, the hedge fund structure is onerous because it may lack liquidity and transparency, while requiring high minimums. We are pleased to offer this fund to individual investors, with the transparency and liquidity of a mutual fund as well as our standard investment minimums.

			REPORT
CALAMOS FUND	INCEPTION	SNAPSHOT	BEGINS
Market Neutral Income Fund*	1990	Seeks an attractive income stream with relative stability of principal	Page 54

*	Effective on the close of business January 28, 2011 (the “Closing Date”), Market Neutral Income Fund is closed to new investors. Current investors in the Fund as of the close date may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted.

www.calamos.com	53

Calamos Market Neutral Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVSIX

B Shares	CAMNX

C Shares	CVSCX

I Shares	CMNIX

R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203

B Shares	128119757

C Shares	128119849

I Shares	128119880

R Shares	128119351

FUND OBJECTIVE
High current income consistent with stability of principal

INVESTMENT STRATEGY

>	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

>	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

>	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes

INVESTOR PROFILE
This fund may be suitable for investors who seek:

>	The potential for an attractive income stream with relative stability of principal

>	A strategy designed to provide added diversification and reduced volatility

CALAMOS MARKET NEUTRAL
INCOME FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s performance, strategy and positioning during the six month period ended April 30, 2011.

Q. What is the fund’s investment strategy?
A. In this fund, our goal is to deliver steady and positive returns, regardless of whether the equity market is rising or falling. We primarily utilize two complementary income-producing strategies, covered call writing and convertible arbitrage.

In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk. Through covered call writing, we seek to enhance fund returns by selling (“writing”) options on the portfolio’s equities and market indexes. We believe that both strategies are advantageous through full market cycles, but we vary the allocation to each strategy based on our assessment of the market environment. The aim of this dynamic allocation approach is to provide attractive returns with a lower risk profile over full market cycles.

Q. How has the fund performed?
A. Because we believe alternative funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 4, 1990, the fund has returned 7.25% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays Capital U.S. Government/Credit Bond Index1 has earned 7.06%, while the Citigroup 30-Day U.S. Treasury Bill Index2 has earned 3.30%.

For the semiannual period ended April 30, 2011, Calamos Market Neutral Income Fund earned 4.45%, versus a loss of 0.61% for the Barclays Capital U.S. Government/Credit Bond Index and 0.05% for the Citigroup 30-Day U.S. Treasury Bill Index.

Q. What factors influenced performance over the reporting period?
A. Both the convertible arbitrage portion and the covered call writing portion of the fund contributed positive results. The covered call writing portion of the portfolio outperformed the convertible arbitrage portion of the portfolio during the reporting period. The covered call writing strategy benefited from a rise in the value of its equity holdings. However, declining income from premiums moderated the returns we were able to capture from writing covered calls. Call writing strategies typically benefit from high volatility because investors may be more willing to pay higher premiums to purchase the calls we are selling. While volatility did remain prevalent, it has declined, resulting in a lower stream of premium income.

As convertible markets advanced briskly over the reporting period, the convertible arbitrage portion of the fund participated, benefiting from improved convertible valuations and narrowing credit spreads.

54	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

STRATEGY ALLOCATION

Q. Did the allocations to convertible arbitrage and covered call writing change significantly over the period?
A. On an ongoing basis, we assess the fund’s allocation given our analysis of many factors, including interest rates, volatility, and the convertible securities and equity markets. Overall, based on such considerations, we held the allocations largely the same at the start and end of the reporting period. At the start of the reporting period, the fund was weighted 57% to covered call writing and 43% to convertible arbitrage. At the end of the period, the allocation was 58% covered call writing and 42% convertible arbitrage.

Q. What is the outlook for the fund?
A. We believe that our use of complementary strategies—convertible arbitrage and covered call writing—will serve us well, by providing us with increased flexibility and opportunity as the market environment fluctuates and evolves. Although a low-rate environment may limit some potential upside, we are encouraged by many opportunities that we see. For example, although convertible issuance has declined in a low rate environment, convertibles with the total return characteristics we seek represent more than 40% of the issues. More specifically, these convertibles provide what we believe is an attractive combination of equity and fixed-income attributes, and, by extension, the risk/return attributes we seek for various arbitrage activities. Through its covered call writing portion, the fund is also positioned to participate in equity market upside. In the current environment, we believe that equity valuations, especially those of U.S. growth stocks, remain attractive.

Thus, we believe that this fund’s innovative approach to seeking steady results through full market cycles can continue to provide investors with an innovative way to diversify into an alternative-type strategy that seeks high current income and stability of principal.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the fund’s maximum front-end sales charge of 4.75%—had it been included, the fund’s return would have been lower. The fund also offers Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	55

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/11

				10 YEARS OR
	6	1	5	∧SINCE
	MONTHS	YEAR	YEARS	INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	4.45%	6.65%	3.39%	4.13%
With Sales Charge	-0.48	1.54	2.38	3.62

Class B Shares – Inception 9/11/00
Without Sales Charge	4.13	5.87	2.63	3.50
With Sales Charge	-0.87	0.87	2.27	3.50

Class C Shares – Inception 2/16/00
Without Sales Charge	4.06	5.81	2.61	3.35
With Sales Charge	3.06	4.81	2.61	3.35

Class I Shares – Inception 5/10/00	4.62	6.98	3.67	4.40

Class R Shares – Inception 3/1/07	4.35	6.36	NA	2.54 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes for the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays Capital U.S. Government/Credit Bond Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

56	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1)	Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2)	Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual
In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2010 to April 30, 2011, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical
In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2010 to April 30, 2011, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com	57

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, November 1, 2010 and held through April 30, 2011.
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES

CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.74	$10.80	$10.80	$5.39	$8.10
Actual – Ending Balance	$1,193.60	$1,188.90	$1,189.10	$1,195.00	$1,192.00

Hypothetical Expenses per $1,000*	$6.21	$9.94	$9.94	$4.96	$7.45
Hypothetical – Ending Value	$1,018.65	$1,014.93	$1,014.93	$1,019.89	$1,017.41

Annualized expense ratio	1.24%	1.99%	1.99%	0.99%	1.49%

CALAMOS VALUE FUND
Actual Expenses per $1,000*	$8.83	$12.75	$12.75	$7.47	$10.14
Actual – Ending Balance	$1,119.80	$1,115.90	$1,116.10	$1,120.50	$1,118.60

Hypothetical Expenses per $1,000*	$8.40	$12.13	$12.13	$7.10	$9.64
Hypothetical – Ending Value	$1,016.46	$1,012.74	$1,012.74	$1,017.75	$1,015.22

Annualized expense ratio	1.68%	2.43%	2.43%	1.42%	1.93%

CALAMOS BLUE CHIP FUND
Actual Expenses per $1,000*	$8.41	$12.40	$12.46	$7.08	$9.74
Actual – Ending Balance	$1,160.10	$1,156.30	$1,156.30	$1,161.90	$1,159.20

Hypothetical Expenses per $1,000*	$7.85	$11.58	$11.63	$6.61	$9.10
Hypothetical – Ending Value	$1,017.01	$1,013.29	$1,013.24	$1,018.25	$1,015.77

Annualized expense ratio	1.57%	2.32%	2.33%	1.32%	1.82%

CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$8.63	$12.91	$12.91	$7.19	$10.05
Actual – Ending Balance	$1,319.30	$1,314.70	$1,314.70	$1,321.20	$1,317.30

Hypothetical Expenses per $1,000*	$7.50	$11.23	$11.23	$6.26	$8.75
Hypothetical – Ending Value	$1,017.36	$1,013.64	$1,013.64	$1,018.60	$1,016.12

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%

CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$8.51	$12.57	$12.57	$7.15	$9.86
Actual – Ending Balance	$1,199.20	$1,194.50	$1,194.10	$1,200.40	$1,197.40

Hypothetical Expenses per $1,000*	$7.80	$11.53	$11.53	$6.56	$9.05
Hypothetical – Ending Value	$1,017.06	$1,013.34	$1,013.34	$1,018.30	$1,015.82

Annualized expense ratio	1.56%	2.31%	2.31%	1.31%	1.81%

CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.46	$12.48	$12.48	$7.12	$9.86
Actual – Ending Balance	$1,173.20	$1,169.60	$1,169.80	$1,175.70	$1,172.70

Hypothetical Expenses per $1,000*	$7.85	$11.58	$11.58	$6.61	$9.15
Hypothetical – Ending Value	$1,017.01	$1,013.29	$1,013.29	$1,018.25	$1,015.72

Annualized expense ratio	1.57%	2.32%	2.32%	1.32%	1.83%

CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$9.27	$13.36	$13.20	$7.92	$10.56
Actual – Ending Balance	$1,185.30	$1,181.70	$1,182.10	$1,187.40	$1,184.10

Hypothetical Expenses per $1,000*	$8.55	$12.33	$12.18	$7.30	$9.74
Hypothetical – Ending Value	$1,016.31	$1,012.55	$1,012.69	$1,017.55	$1,015.12

Annualized expense ratio	1.71%	2.47%	2.44%	1.46%	1.95%
* Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.
(1) Annualized Expense Ratios for Discovery Growth Fund are adjusted to reflect fee waiver.

58	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, November 1, 2010 and held through April 30, 2011.
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.65	$9.62	$9.62	$4.32	$6.97
Actual – Ending Balance	$1,148.00	$1,143.60	$1,143.60	$1,149.40	$1,146.40

Hypothetical Expenses per $1,000*	$5.31	$9.05	$9.05	$4.06	$6.56
Hypothetical – Ending Value	$1,019.54	$1,015.82	$1,015.82	$1,020.78	$1,018.30

Annualized expense ratio	1.06%	1.81%	1.81%	0.81%	1.31%

CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$6.94	$10.89	$10.90	$5.62	$8.26
Actual – Ending Balance	$1,137.80	$1,132.80	$1,133.70	$1,138.60	$1,135.80

Hypothetical Expenses per $1,000*	$6.56	$10.29	$10.29	$5.31	$7.80
Hypothetical – Ending Value	$1,018.30	$1,014.58	$1,014.58	$1,019.54	$1,017.06

Annualized expense ratio	1.31%	2.06%	2.06%	1.06%	1.56%

CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.55	$9.46	$9.46	$4.25	$6.86
Actual – Ending Balance	$1,112.70	$1,108.80	$1,108.60	$1,114.20	$1,111.30

Hypothetical Expenses per $1,000*	$5.31	$9.05	$9.05	$4.06	$6.56
Hypothetical – Ending Value	$1,019.54	$1,015.82	$1,015.82	$1,020.78	$1,018.30

Annualized expense ratio	1.06%	1.81%	1.81%	0.81%	1.31%

CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.50	$8.24	$8.25	$3.26	$5.75
Actual – Ending Balance	$1,018.60	$1,014.90	$1,015.80	$1,020.80	$1,017.40

Hypothetical Expenses per $1,000*	$4.51	$8.25	$8.25	$3.26	$5.76
Hypothetical – Ending Value	$1,020.33	$1,016.61	$1,016.61	$1,021.57	$1,019.09

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%

CALAMOS HIGH YIELD FUND
Actual Expenses per $1,000*	$6.15	$9.89	$9.94	$4.83	$7.42
Actual – Ending Balance	$1,049.10	$1,045.30	$1,045.70	$1,050.40	$1,049.00

Hypothetical Expenses per $1,000*	$6.06	$9.74	$9.79	$4.76	$7.30
Hypothetical – Ending Value	$1,018.79	$1,015.12	$1,015.08	$1,020.08	$1,017.55

Annualized expense ratio	1.21%	1.95%	1.96%	0.95%	1.46%

CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.13	$9.92	$9.92	$4.87	$7.40
Actual – Ending Balance	$1,044.49	$1,041.26	$1,040.61	$1,046.20	$1,043.50

Hypothetical Expenses per $1,000*	$6.06	$9.79	$9.79	$4.81	$7.30
Hypothetical – Ending Value	$1,018.79	$1,015.08	$1,015.08	$1,020.03	$1,017.55

Annualized expense ratio(2)	1.21%	1.96%	1.96%	0.96%	1.46%
* Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.
(1) Annualized Expense Ratios for Total Return Bond Fund are adjusted to reflect fee waiver.
(2) Includes 0.06% related to dividend expense on short positions.

www.calamos.com	59

Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
COMMON STOCKS (98.9%)

		Consumer Discretionary (20.4%)
1,075,000		Abercrombie & Fitch Company - Class A	$76,110,000
2,084,500		Amazon.com, Inc.#	409,604,250
725,000		AutoNation, Inc.#	24,584,750
236,434		Buffalo Wild Wings, Inc.#	14,446,117
7,500,000	HKD	BYD Company, Ltd.#	27,225,590
1,500,000		Crocs, Inc.#	30,165,000
900,000		Ctrip.com International, Ltd.#	43,848,000
275,000		Deckers Outdoor Corp.#	23,336,500
1,400,000		Domino’s Pizza, Inc.#	25,998,000
2,750,000		Expedia, Inc.	68,832,500
2,100,000		Focus Media Holding, Ltd.#	73,815,000
1,200,000		Harman International Industries, Inc.	58,236,000
700,000		Home Inns & Hotels Management, Inc.#	30,261,000
1,160,000		Imax Corp.#	40,692,800
356,766		Lululemon Athletica, Inc.#	35,687,303
1,100,000		Marriott International, Inc. - Class A	38,830,000
3,200,000		Melco Crown Entertainment, Ltd.#	34,368,000
1,500,000		MGM Resorts International#	18,990,000
305,000		NetFlix, Inc.#	70,964,350
500,000		New Oriental Education & Technology Group, Inc.#	62,320,000
950,000		NutriSystem, Inc.	14,288,000
520,000		P.F. Chang’s China Bistro, Inc.	20,852,000
846,500		Priceline.com, Inc.#	463,043,965
860,000		Scripps Networks Interactive, Inc. - Class A	44,221,200
953,174		Skechers U.S.A., Inc. - Class A#	18,157,965
2,585,000		Starbucks Corp.	93,551,150
770,000		Under Armour, Inc.#	52,714,200
700,000		Vitamin Shoppe, Inc.#	27,314,000
1,050,000		WMS Industries, Inc.#	34,440,000

			1,976,897,640

		Consumer Staples (2.8%)
1,500,000		Companhia de Bebidas das Americas	48,870,000
900,000		Energizer Holdings, Inc.#	67,977,000
578,700		Hansen Natural Corp.#	38,281,005
690,000		Herbalife, Ltd.	61,948,200
850,000		Whole Foods Market, Inc.	53,346,000

			270,422,205

		Energy (9.9%)
1,500,000	GBP	AMEC, PLC	30,112,701
1,640,000		Apache Corp.	218,726,800
640,733		Brigham Exploration Company#	21,483,777
1,400,000		Chesapeake Energy Corp.	47,138,000
51,250,000	HKD	CNOOC, Ltd.	127,385,832
1,650,000		Cobalt International Energy, Inc.#	23,100,000
740,000		Complete Production Services, Inc.#	25,115,600
425,000		Concho Resources, Inc.#	45,411,250
1,000,000		EQT Corp.	52,610,000
1,050,000		FMC Technologies, Inc.#	48,804,000
800,000		Helmerich & Payne, Inc.	53,072,000
380,000		Lufkin Industries, Inc.	35,085,400
525,000		Noble Corp.	22,580,250
1,000,000		Patterson-UTI Energy, Inc.	31,110,000
1,900,000	GBP	Petrofac, Ltd.	48,033,103
168,558		Rosetta Resources, Inc.#	7,741,869
1,050,000		Suncor Energy, Inc.	48,342,000
1,050,000	CAD	Trican Well Service, Ltd.	25,879,617
1,700,000		Valero Energy Corp.	48,110,000

			959,842,199

		Financials (4.1%)
1,250,000		Apollo Investment Corp.	14,812,500
700,000		CBOE Holdings, Inc.	18,774,000
200,000		CME Group, Inc.	59,154,000
2,366,400		E-House China Holdings, Ltd.	28,278,480
950,000		Financial Engines, Inc.#	27,008,500
745,000		IntercontinentalExchange, Inc.#	89,660,750
935,000		Invesco, Ltd.	23,253,450
850,000		Investment Technology Group, Inc.#	14,543,500
3,750,000		Janus Capital Group, Inc.	45,637,500
1,600,000		KKR & Co., LP	30,336,000
673,700		Legg Mason, Inc.	25,027,955
495,000		Stifel Financial Corp.#	22,611,600

			399,098,235

		Health Care (7.5%)
196,078		Accretive Health, Inc.#	5,537,243
940,000		Acorda Therapeutics, Inc.#	26,357,600
1,750,000		CareFusion Corp.#	51,397,500
583,900		Exelixis, Inc.#	7,158,614
850,000		Hanger Orthopedic Group, Inc.#	23,094,500
350,000		IDEXX Laboratories, Inc.#	28,500,500
925,000		Illumina, Inc.#	65,656,500
1,060,000		Immucor, Inc.#	23,139,800
950,000		Impax Laboratories, Inc.#	26,011,000
160,347		Incyte Corp.#	2,963,212
430,000		Intuitive Surgical, Inc.#	150,371,000
108,519		MAKO Surgical Corp.#	2,981,017
3,000,000		Nektar Therapeutics#	31,140,000
575,000		Novo Nordisk, A/S	73,249,250
336,048	DKK	Novo Nordisk, A/S - Class B	42,541,439

60	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
735,000		NuVasive, Inc.#	$22,704,150
1,000,000		PAREXEL International Corp.#	27,760,000
167,126		Seattle Genetics, Inc.#	2,775,963
775,000		Thoratec Corp.#	23,792,500
370,000		United Therapeutics Corp.#	24,775,200
1,600,000		Warner Chilcott, PLC	36,880,000
1,550,000		WuXi PharmaTech Cayman, Inc.#	27,280,000

			726,066,988

		Industrials (9.0%)
3,876		3D Systems Corp.#	161,707
680,000		Acacia Research Corp.#	27,954,800
96,300		Allegiant Travel Company	4,320,981
779,200		American Superconductor Corp.#	9,233,520
1,088,000		Babcock & Wilcox Co.#	34,174,080
525,000		Ceradyne, Inc.#	24,601,500
500,000		CNH Global, NV#	24,150,000
875,000		Dover Corp.	59,535,000
2,200,000		Eaton Corp.	117,766,000
1,632,300		Fluor Corp.	114,163,062
148,300		Gardner Denver, Inc.	12,814,603
311,254		J.B. Hunt Transport Services, Inc.	14,840,590
3,060,000	JPY	Komatsu, Ltd.	107,893,756
876,000		McDermott International, Inc.#	20,226,840
1,200,000		Orbital Sciences Corp.#	22,596,000
1,575,000		Parker-Hannifin Corp.	148,554,000
830,000		Polypore International, Inc.#	51,269,100
1,300,000		Titan International, Inc.	40,157,000
300,000		Valmont Industries, Inc.	31,590,000
160,000		Wabtec Corp.	11,420,800

			877,423,339

		Information Technology (39.7%)
350,000		Acme Packet, Inc.#	28,913,500
2,115,000		Altera Corp.	103,000,500
300,000		Ancestry.com, Inc.#	13,710,000
1,300,750		Apple, Inc.#~	452,960,173
1,900,000		ASML Holding, NV	79,344,000
2,400,000		Atmel Corp.#	36,720,000
2,275,000		Autodesk, Inc.#	102,329,500
750,000		Blue Coat Systems, Inc.#	21,600,000
3,600,000		Cadence Design Systems, Inc.#	37,368,000
725,000		Cavium Networks, Inc.#	34,234,500
2,000,000		Check Point Software Technologies, Ltd.#	109,860,000
1,200,000		Cirrus Logic, Inc.#	19,872,000
2,825,000		Cisco Systems, Inc.	49,607,000
1,825,000		Cognizant Technology Solutions Corp.#	151,292,500
1,325,000		Cree, Inc.#	53,980,500
4,350,000		EMC Corp.#	123,279,000
550,000		F5 Networks, Inc.#	55,748,000
1,000,000		Finisar Corp.#	28,090,000
475,000		First Solar, Inc.#	66,295,750
615,000		Fortinet, Inc.#	29,950,500
628,500		Google, Inc.#	341,966,850
2,200,000		GT Solar International, Inc.#	24,574,000
2,500,000		Harmonic, Inc.#	20,700,000
1,980,000		Intel Corp.	45,916,200
2,000,000		Jabil Circuit, Inc.	39,680,000
650,000	KRW	LG Display Company, Ltd.	23,316,175
1,760,945		Longtop Financial Technologies, Ltd.#	39,726,919
3,650,800		Marvell Technology Group, Ltd.#	56,331,844
2,052,099		Mentor Graphics Corp.#	30,268,460
815,000		MercadoLibre, Inc.	74,491,000
350,000		Motorola Mobility Holdings, Inc.#	9,121,000
400,000		Motorola Solutions, Inc.#	18,352,000
765,000		National Instruments Corp.	23,210,100
835,000		NETGEAR, Inc.#	34,861,250
4,500,000		NVIDIA Corp.#	90,000,000
921,000		OmniVision Technologies, Inc.#	30,945,600
330,639		Open Text Corp.#	20,235,107
5,600,000		Oracle Corp.	201,880,000
1,668,380		Parametric Technology Corp.#	40,491,583
700,000		Perfect World Company, Ltd.#	19,047,000
1,105,288		Plantronics, Inc.	40,973,026
950,000		Polycom, Inc.#	56,838,500
3,535,000		QUALCOMM, Inc.	200,929,400
1,335,000		Rackspace Hosting, Inc.#	61,663,650
1,550,000		Riverbed Technology, Inc.#	54,467,000
800,000		Rofin-Sinar Technologies, Inc.#	34,648,000
620,000		SINA Corp.#	83,545,000
580,000		Sohu.com, Inc.#	61,340,800
975,000		Solarwinds, Inc.#	23,624,250
700,000		Solera Holdings, Inc.	38,500,000
950,000		Sourcefire, Inc.#	25,289,000
1,300,000		Spreadtrum Communications, Inc.#	27,820,000
500,000		Stratasys, Inc.#	26,925,000
975,000		Taleo Corp.#	35,363,250
280,000		Travelzoo, Inc.#	22,932,000
900,000		Trina Solar, Ltd.#	25,641,000
2,100,000		TriQuint Semiconductor, Inc.#	28,917,000
910,000		VanceInfo Technologies, Inc.#	29,265,600
2,000,000		Varian Semiconductor Equipment Associates, Inc.#	83,860,000
425,000		Veeco Instruments, Inc.#	21,730,250

See accompanying Notes to Schedule of Investments	www.calamos.com	61

Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
387,900		Vmware, Inc.#	$37,017,297
637,500		Xyratex, Ltd.#	6,508,875
2,700,000		Yingli Green Energy Holding Company, Ltd.#	33,831,000

			3,844,900,409

		Materials (5.2%)
650,000		Agnico-Eagle Mines, Ltd.	45,227,000
500,000		Agrium, Inc.	45,215,000
1,575,000	GBP	Anglo American, PLC	82,559,994
2,300,000		Barrick Gold Corp.	117,323,000
223,100		Carpenter Technology Corp.	11,436,106
636,785		Cliffs Natural Resources, Inc.	59,679,490
300,000		FMC Corp.	26,484,000
600,000		Mosaic Company	44,916,000
1,053,487		Pan American Silver Corp.	38,009,811
133,600	CAD	Silver Wheaton Corp.	5,436,348
1,200,000		Stillwater Mining Company#	27,372,000

			503,658,749

		Telecommunication Services (0.3%)
676,000		NII Holdings, Inc.#	28,108,080

		TOTAL COMMON STOCKS (Cost $6,955,761,697)	9,586,417,844

SHORT TERM INVESTMENT (1.8%)
172,006,294		Fidelity Prime Money Market Fund - Institutional Class (Cost $172,006,294)	172,006,294

TOTAL INVESTMENTS (100.7%) (Cost $7,127,767,991)			9,758,424,138

LIABILITIES, LESS OTHER ASSETS (-0.7%)			(65,139,741)

NET ASSETS (100.0%)			$9,693,284,397

FORWARD FOREIGN CURRENCY CONTRACTS

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Bank of America N.A.	Brazilian Real	07/21/11	48,616,000	$30,642,989	$(195,190)
Northern Trust Company	British Pound Sterling	07/21/11	87,575,000	146,130,831	(2,633,414)
Bank of America N.A.	Canadian Dollar	07/21/11	20,366,000	21,484,191	(165,077)
Bank of America N.A.	Danish Krone	07/21/11	541,804,000	107,415,896	(2,237,847)
Bank of America N.A.	Hong Kong Dollar	07/21/11	777,462,000	100,155,490	(47,213)
UBS AG	Japanese Yen	07/21/11	8,092,753,000	99,807,374	(1,598,285)
Northern Trust Company	South Korean Won	07/21/11	15,969,197,000	14,823,992	(94,979)

					$(6,972,005)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $38,305,300.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
DKK	Danish Krone
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

62	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Value Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
COMMON STOCKS (99.8%)

		Consumer Discretionary (8.0%)
40,000		Carnival Corp.	$1,522,800
6,000		Nike, Inc. - Class B	493,920
42,000	JPY	Nikon Corp.	880,219
22,050		Walt Disney Company~	950,355

			3,847,294

		Consumer Staples (12.7%)
27,900		Coca-Cola Company~	1,882,134
18,000	EUR	Danone, SA	1,317,893
25,000	GBP	Diageo, PLC	508,583
16,300	CHF	Nestlé, SA	1,011,715
26,000		Wal-Mart Stores, Inc.	1,429,480

			6,149,805

		Energy (10.9%)
12,000		Baker Hughes, Inc.	928,920
27,500		Chesapeake Energy Corp.	925,925
21,400		ConocoPhillips	1,689,102
18,800		Devon Energy Corp.	1,710,800

			5,254,747

		Financials (17.0%)
6,000		Arch Capital Group, Ltd.#	624,000
13,600		Franklin Resources, Inc.	1,756,032
16,000		JPMorgan Chase & Company	730,080
20,000		Legg Mason, Inc.	743,000
48,000		Leucadia National Corp.	1,855,680
11,300		Prudential Financial, Inc.	716,646
15,000		SEI Investments Company	334,950
9,000		Travelers Companies, Inc.	569,520
21,000		US Bancorp	542,220
12,500		Wells Fargo & Company	363,875

			8,236,003

		Health Care (10.0%)
10,500		Amgen, Inc.#	596,925
8,900		Biogen Idec, Inc.#	866,415
27,500		Johnson & Johnson	1,807,300
16,200		Merck & Company, Inc.	582,390
46,500		Pfizer, Inc.	974,640

			4,827,670

		Industrials (11.4%)
17,500		Aecom Technology Corp.#	477,050
18,000		AGCO Corp.#	1,036,440
11,000		Dover Corp.	748,440
13,000		Eaton Corp.	695,890
11,000		FedEx Corp.	1,052,370
17,000		United Technologies Corp.	1,522,860

			5,533,050

		Information Technology (27.7%)
15,500		Canon, Inc.	731,135
52,500		Cisco Systems, Inc.	921,900
35,000		Corning, Inc.	732,900
89,000		Dell, Inc.~#	1,380,390
44,400		eBay, Inc.#	1,527,360
111,000	SEK	LM Ericsson Telephone Company	1,684,261
70,000		Microsoft Corp.	1,821,400
60,000		Oracle Corp.	2,163,000
24,800		QUALCOMM, Inc.	1,409,632
16,000		SAP, AG	1,032,480

			13,404,458

		Materials (2.1%)
11,000		Agrium, Inc.	994,730

		TOTAL COMMON STOCKS (Cost $38,937,155)	48,247,757

SHORT TERM INVESTMENT (0.7%)
322,503		Fidelity Prime Money Market Fund - Institutional Class (Cost $322,503)	322,503

TOTAL INVESTMENTS (100.5%) (Cost $39,259,658)			48,570,260

LIABILITIES, LESS OTHER ASSETS (-0.5%)			(253,642)

NET ASSETS (100.0%)			$48,316,618

FORWARD FOREIGN CURRENCY CONTRACTS

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/21/11	265,000	$442,189	$(7,969)
Citibank N.A.	European Monetary Unit	07/21/11	221,000	326,613	(3,115)
Northern Trust Company	European Monetary Unit	07/21/11	1,319,000	1,949,333	(41,070)
UBS AG	Japanese Yen	07/21/11	109,375,000	1,348,914	(21,601)
Northern Trust Company	Swedish Krona	07/21/11	6,364,000	1,048,670	(15,116)
Citibank N.A.	Swiss Franc	07/21/11	599,000	692,790	(19,910)

					$(108,781)

See accompanying Notes to Schedule of Investments	www.calamos.com	63

Value Fund  Schedule of Investments April 30, 2011 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $664,697.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
SEK	Swedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

64	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Blue Chip Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
COMMON STOCKS (100.0%)

		Consumer Discretionary (9.5%)
17,000		Amazon.com, Inc#.~	$3,340,500
5,500		Coach, Inc.	328,955
4,700		Priceline.com, Inc.#	2,570,947
10,500		Starbucks Corp.	379,995

			6,620,397

		Consumer Staples (6.9%)
27,500		Archer-Daniels-Midland Company	1,018,050
36,000		Coca-Cola Company	2,428,560
10,800		Companhia de Bebidas das Americas	351,864
7,350	EUR	Danone, SA	538,140
9,100		Wal-Mart Stores, Inc.	500,318

			4,836,932

		Energy (16.9%)
16,400		Apache Corp.	2,187,268
13,000		Baker Hughes, Inc.	1,006,330
10,500		Chesapeake Energy Corp.	353,535
5,000		Chevron Corp.	547,200
5,500		CNOOC, Ltd.	1,371,975
15,900		Exxon Mobil Corp.	1,399,200
24,000		Helmerich & Payne, Inc.	1,592,160
30,200		Marathon Oil Corp.	1,632,008
10,500		National Oilwell Varco, Inc.	805,245
8,000		Occidental Petroleum Corp.	914,320

			11,809,241

		Financials (2.6%)
6,500		Franklin Resources, Inc.	839,280
15,000		JPMorgan Chase & Company	684,450
4,500		T. Rowe Price Group, Inc.	289,125

			1,812,855

		Health Care (10.5%)
4,250		Biogen Idec, Inc.#	413,737
13,000		Covidien, PLC	723,970
2,000		Intuitive Surgical, Inc.#	699,400
21,000		Novo Nordisk, A/S	2,675,190
19,900		St. Jude Medical, Inc.	1,063,456
16,950		Stryker Corp.	1,000,050
7,900		Waters Corp.#	774,200

			7,350,003

		Industrials (10.3%)
6,300		Caterpillar, Inc.	727,083
8,000		Danaher Corp.	441,920
14,000		Dover Corp.	952,560
26,000		Eaton Corp.	1,391,780
22,500	JPY	Komatsu, Ltd.	793,337
8,000	EUR	Siemens, AG	1,163,670
19,000		United Technologies Corp.	1,702,020

			7,172,370

		Information Technology (38.8%)
18,800		Accenture, PLC - Class A	1,074,044
9,075		Apple, Inc.#~	3,160,187
63,500		Applied Materials, Inc.	996,315
26,200		ARM Holdings, PLC	824,252
19,000		ASML Holding, NV	793,440
16,500		Autodesk, Inc.#	742,170
6,200		Baidu.com, Inc.#	920,824
7,150		Check Point Software Technologies, Ltd.#	392,749
20,600		Cisco Systems, Inc.	361,736
23,000		Cognizant Technology Solutions Corp.#	1,906,700
58,000		eBay, Inc.#	1,995,200
116,500		EMC Corp.#	3,301,610
4,800		Google, Inc.#~	2,611,680
20,000	TWD	HTC Corp.	910,334
25,000		Intel Corp.	579,750
6,500		Intuit, Inc.#	361,140
27,000		Microsoft Corp.	702,540
37,500		NVIDIA Corp.#	750,000
93,500		Oracle Corp.	3,370,675
24,000		QUALCOMM, Inc.	1,364,160

			27,119,506

		Materials (4.5%)
20,800		Barrick Gold Corp.	1,061,008
15,500		Freeport-McMoRan Copper & Gold, Inc.	852,965
13,500		Goldcorp, Inc.	753,705
8,500		Newmont Mining Corp.	498,185

			3,165,863

		TOTAL COMMON STOCKS (Cost $50,672,384)	69,887,167

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.0%)#

		Information Technology (0.0%)
60		Baidu.com, Inc. Put, 06/18/11, Strike $130.00 (Cost $25,987)	10,020

See accompanying Notes to Schedule of Investments	www.calamos.com	65

Blue Chip Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (0.0%)
53	Fidelity Prime Money Market Fund - Institutional Class (Cost $53)	$53

TOTAL INVESTMENTS (100.0%) (Cost $50,698,424)		69,897,240

LIABILITIES, LESS OTHER ASSETS (0.0%)		(12,365)

NET ASSETS (100.0%)		$69,884,875

FORWARD FOREIGN CURRENCY CONTRACTS

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Bank of America N.A.	Brazilian Real	07/21/11	350,000	$220,607	$(1,405)
Northern Trust Company	British Pound Sterling	07/21/11	426,000	710,839	(12,810)
Bank of America N.A.	Danish Krone	07/21/11	12,397,000	2,457,780	(51,204)
Northern Trust Company	European Monetary Unit	07/21/11	1,378,000	2,036,528	(42,907)
Bank of America N.A.	Hong Kong Dollar	07/21/11	7,042,000	907,176	(428)
UBS AG	Japanese Yen	07/21/11	59,506,000	733,883	(11,752)
Bank of America N.A.	New Taiwanese Dollar	07/21/11	16,842,000	588,668	(1,487)

					$(121,993)

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	LONG CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Citibank N.A.	European Monetary Unit	07/21/11	299,000	$441,888	$4,215

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $5,016,355.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
JPY	Japanese Yen
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

66	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Discovery Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES		VALUE
COMMON STOCKS (93.1%)

	Consumer Discretionary (12.9%)
7,266	Buffalo Wild Wings, Inc.#	$443,953
5,300	Deckers Outdoor Corp.#	449,758
40,000	Global Traffic Network, Inc.#	537,200
14,000	Imax Corp.#~	491,120
6,000	Lululemon Athletica, Inc.#	600,180
28,200	ReachLocal, Inc.#	655,368
10,000	Shutterfly, Inc.#	615,600
7,000	Steven Madden, Ltd.#	372,050
19,500	Tesla Motors, Inc.#	538,200
14,000	Zumiez, Inc.#	393,540

		5,096,969

	Consumer Staples (1.7%)
37,000	Omega Protein Corp.#	476,560
5,055	PriceSmart, Inc.	210,490

		687,050

	Energy (6.3%)
16,500	Approach Resources, Inc.#	485,760
23,000	Basic Energy Services, Inc.#	707,020
14,700	Brigham Exploration Company#	492,891
3,100	CARBO Ceramics, Inc.	498,914
18,000	Resolute Energy Corp.#	318,420

		2,503,005

	Financials (4.4%)
15,200	Cohen & Steers, Inc.	478,192
28,000	Och-Ziff Capital Management Group, LLC - Class A~	449,960
3,400	Portfolio Recovery Associates, Inc.#	306,884
10,700	Stifel Financial Corp.#	488,776

		1,723,812

	Health Care (11.6%)
3,922	Accretive Health, Inc.#	110,757
56,700	Accuray, Inc.#	504,063
76,000	ARIAD Pharmaceuticals, Inc.#~	649,800
13,500	Cepheid, Inc.#	436,185
18,700	Impax Laboratories, Inc.#	512,006
22,153	Incyte Corp.#	409,388
125,000	Inhibitex, Inc.#	525,000
2,055	MAKO Surgical Corp.#	56,451
20,000	Medidata Solutions, Inc.#	513,400
65,000	Sangamo BioSciences, Inc.#	466,700
6,500	Sirona Dental Systems, Inc.#	370,955

		4,554,705

	Industrials (16.0%)
9,500	3D Systems Corp.#	396,340
7,000	51job, Inc.#	391,930
16,400	Acacia Research Corp.#	674,204
11,000	Ceradyne, Inc.#	515,460
10,600	Chart Industries, Inc.#	515,266
22,000	Colfax Corp.#	480,700
6,000	IHS, Inc. - Class A#	529,440
10,000	II-VI, Inc.#	578,500
8,000	Nordson Corp.	455,760
10,300	Polypore International, Inc.#	636,231
9,400	Raven Industries, Inc.	510,984
20,000	Titan International, Inc.	617,800

		6,302,615

	Information Technology (33.8%)
7,200	Acme Packet, Inc.#	594,792
15,300	Ancestry.com, Inc.#	699,210
16,200	Aruba Networks, Inc.#	582,066
30,000	Atmel Corp.#	459,000
8,100	Coherent, Inc.#	506,331
13,500	Constant Contact, Inc.#	374,085
18,000	iGATE Corp.	305,280
13,000	Interactive Intelligence, Inc.#	486,460
10,100	IPG Photonics Corp.#	701,546
35,000	Ixia#	571,900
34,000	LivePerson, Inc.#	454,240
12,400	LogMeIn, Inc.#	534,068
6,800	MercadoLibre, Inc.	621,520
15,500	Netscout Systems, Inc.#~	396,645
13,000	NetSuite, Inc.#	449,930
33,000	Newport Corp.#	618,090
39,000	NIC, Inc.	501,345
59,000	O2Micro International, Ltd.#~	431,290
13,700	OPNET Technologies, Inc.	536,492
18,500	QuinStreet, Inc.#	334,480
14,800	RADWARE, Ltd.#	521,404
21,000	Spreadtrum Communications, Inc.#	449,400
13,800	Synchronoss Technologies, Inc.#	445,188
21,800	Teradyne, Inc.#	350,980
18,000	TIBCO Software, Inc.#	539,820
6,500	Travelzoo, Inc.#	532,350
6,200	Veeco Instruments, Inc.#	317,006

		13,314,918

	Materials (6.4%)
11,500	Allied Nevada Gold Corp.#	495,190
110,000	Graphic Packaging Holding Company#	603,900
53,000	Myers Industries, Inc.	565,510

See accompanying Notes to Schedule of Investments	www.calamos.com	67

Discovery Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES		VALUE
9,000	Pan American Silver Corp.	$324,720
105,000	Rubicon Minerals Corp.#	543,900

		2,533,220

	TOTAL COMMON STOCKS (Cost $27,290,933)	36,716,294

SHORT TERM INVESTMENT (4.4%)
1,713,067	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,713,067)	1,713,067

TOTAL INVESTMENTS (97.5%) (Cost $29,004,000)		38,429,361

OTHER ASSETS, LESS LIABILITIES (2.5%)		989,127

NET ASSETS (100.0%)		$39,418,488

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $816,719.

68	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
COMMON STOCKS (93.5%)

		Consumer Discretionary (5.8%)
260,000	JPY	ASICS Corp.	$3,760,069
175,000	JPY	Nikon Corp.	3,667,581
215,000	CHF	Swatch Group, AG	19,098,274

			26,525,924

		Consumer Staples (6.2%)
255,000	BRL	Companhia de Bebidas das Americas	8,120,710
61,000	EUR	Danone, SA	4,466,194
73,000	EUR	Henkel, AG & Company KGaA	4,976,761
3,460,000	MXN	Wal-Mart de Mexico, SAB de CV	10,820,296

			28,383,961

		Energy (12.2%)
210,000	GBP	AMEC, PLC	4,215,778
3,749,946	HKD	CNOOC, Ltd.	9,320,780
290,000	CAD	Ensign Energy Services, Inc.	5,599,852
359,920	NOK	Subsea 7, SA	9,480,325
164,000	CAD	Suncor Energy, Inc.	7,559,097
130,000	CAD	Talisman Energy, Inc.	3,139,566
79,000	EUR	Technip, SA	8,913,576
28,000	EUR	Tecnicas Reunidas, SA	1,758,720
240,000	CAD	Trican Well Service, Ltd.	5,915,341

			55,903,035

		Financials (3.5%)
120,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	2,744,168
285,000	GBP	Schroders, PLC	9,055,006
149,000	GBP	Standard Chartered, PLC	4,140,990

			15,940,164

		Health Care (11.6%)
40,000	DKK	Coloplast, A/S - Class B	5,883,831
138,000		Covidien, PLC~	7,685,220
65,000	EUR	DiaSorin S.p.A.	3,138,795
55,000	INR	Dr. Reddy’s Laboratories, Ltd.	2,081,431
220,000	SEK	Elekta, AB - Class B	10,040,328
146,000	DKK	Novo Nordisk, A/S - Class B	18,482,628
200,000	GBP	Shire, PLC	6,206,509

			53,518,742

		Industrials (5.2%)
170,000	CHF	ABB, Ltd.#	4,694,599
170,000	JPY	Komatsu, Ltd.	5,994,098
80,000	EUR	Konecranes OYJ	3,848,678
25,000	EUR	Prosegur, Compania de Seguridad, SA	1,526,423
158,823	INR	Siemens India, Ltd.	3,113,060
32,500	EUR	Siemens, AG	4,727,411

			23,904,269

		Information Technology (38.8%)
179,000		Accenture, PLC - Class A~	10,226,270
55,000	EUR	Aixtron, AG	2,335,817
1,905,000	GBP	ARM Holdings, PLC	19,744,411
235,000	EUR	ASML Holding, NV	9,795,288
623,000	GBP	Autonomy Corp., PLC#	16,813,828
130,000		Avago Technologies, Ltd.~	4,349,800
220,000	GBP	Aveva Group, PLC	5,891,305
128,000		Baidu.com, Inc.#	19,010,560
415,000	TWD	Catcher Technology Company, Ltd.	2,611,856
224,000		Check Point Software Technologies, Ltd.~#	12,304,320
38,000	EUR	Dassault Systemes, SA	3,090,304
66,000	EUR	Gemalto, NV	3,380,686
429,000	TWD	HTC Corp.	19,526,657
82,000		MercadoLibre, Inc.~	7,494,800
37,000	JPY	Murata Manufacturing Company, Ltd.	2,672,301
113,000	CAD	Open Text Corp.#	6,922,243
90,000		RADWARE, Ltd.#	3,170,700
130,000	EUR	SAP, AG	8,375,904
29,500	EUR	Software, AG	5,583,379
30,000		Sohu.com, Inc.#	3,172,800
700,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,810,540
220,000	INR	Tata Consultancy Services, Ltd.	5,801,522
150,000	HKD	Tencent Holdings, Ltd.	4,283,118

			178,368,409

		Materials (9.0%)
76,000	GBP	Anglo American, PLC	3,983,847
35,000	ZAR	AngloGold Ashanti, Ltd.	1,782,376
160,000	CAD	Barrick Gold Corp.	8,171,220
160,000	ZAR	Gold Fields, Ltd.	2,861,817
170,000	CAD	Goldcorp, Inc.	9,503,039
22,100	CHF	Syngenta, AG	7,815,827
117,000	BRL	Vale, SA	3,851,659
60,000	NOK	Yara International, ASA	3,512,739

			41,482,524

		Telecommunication Services (1.2%)
51,000	SEK	Millicom International Cellular, SA	5,532,311

		TOTAL COMMON STOCKS (Cost $306,396,340)	429,559,339

See accompanying Notes to Schedule of Investments	www.calamos.com	69

International Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
CONTRACTS		VALUE
PURCHASED OPTIONS (0.0%)#

	Information Technology (0.0%)
1,280	Baidu.com, Inc. Put, 06/18/11, Strike $130.00 (Cost $554,282)	$213,760

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (6.6%)
30,151,119	Fidelity Prime Money Market Fund - Institutional Class (Cost $30,151,119)	30,151,119

TOTAL INVESTMENTS (100.1%) (Cost $337,101,741)		459,924,218

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(649,817)

NET ASSETS (100.0%)		$459,274,401

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $11,258,315.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2011 (UNAUDITED)

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$97,779,349	21.3%

British Pound Sterling	70,051,674	15.2%

European Monetary Unit	65,917,936	14.3%

Canadian Dollar	46,810,358	10.2%

Swiss Franc	31,608,700	6.9%

Danish Krone	24,366,459	5.3%

New Taiwanese Dollar	23,949,053	5.2%

Hong Kong Dollar	16,348,066	3.6%

Japanese Yen	16,094,049	3.5%

Swedish Krona	15,572,639	3.4%

Norwegian Krone	12,993,064	2.8%

Brazilian Real	11,972,369	2.6%

Indian Rupee	10,996,013	2.4%

Mexican Peso	10,820,296	2.3%

South African Rand	4,644,193	1.0%

Total Investments	$459,924,218	100.0%

Currency exposure may vary over time.

70	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (21.4%)

		Consumer Discretionary (1.2%)
15,000,000	HKD	Hengdeli Holdings, Ltd. 2.500%, 10/20/15	$2,365,890

		Consumer Staples (1.2%)
2,100,000		Archer-Daniels-Midland Company 0.875%, 02/15/14	2,325,750

		Energy (4.8%)
1,200,000		Petrominerales, Ltd. 2.625%, 08/25/16	1,591,200
1,050,000		Premier Oil, PLC 2.875%, 06/27/14	1,477,665
3,500,000		Subsea 7, SA 2.250%, 10/11/13	4,375,310
1,140,000	EUR	Technip, SA 0.500%, 01/01/16	1,622,193

			9,066,368

		Financials (2.0%)
3,100,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	3,721,676

		Industrials (2.7%)
50,000,000	JPY	Asahi Glass Company, Ltd. 0.000%, 11/14/14	696,235
900,000		Lonking Holdings, Ltd. 0.000%, 08/24/14	1,615,839
2,100,000		Tata Motors, Ltd. 0.000%, 07/12/12	2,922,458

			5,234,532

		Information Technology (4.4%)
2,300,000		Hynix Semiconductor, Inc. 2.650%, 05/14/15	2,817,914
525,000		Intel Corp. 3.250%, 08/01/39	670,688
1,200,000		SanDisk Corp. 1.500%, 08/15/17	1,396,500
2,400,000		TPK Holding Company, Ltd. 0.000%, 04/20/14	2,622,000
600,000		TTM Technologies, Inc. 3.250%, 05/15/15	852,000

			8,359,102

		Materials (4.9%)
900,000		Anglo American, PLC 4.000%, 05/07/14	1,774,938
2,700,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	3,405,372
1,100,000		Goldcorp, Inc. 2.000%, 08/01/14	1,471,250
		Newmont Mining Corp.
575,000		1.250%, 07/15/14	794,219
280,000		1.625%, 07/15/17	397,600
240,000		3.000%, 02/15/12	314,700
		Sino-Forest Corp.*
650,000		5.000%, 08/01/13	884,812
230,000		4.250%, 12/15/16	316,538

			9,359,429

		Utilities (0.2%)
400,000		Tata Power Company, Ltd. 1.750%, 11/21/14	448,205

		TOTAL CONVERTIBLE BONDS (Cost $37,347,625)	40,880,952

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (2.1%)

		Energy (0.9%)
23,700		Apache Corp. 6.000%	1,668,006

		Materials (1.2%)
25,500		Vale, SA 6.750%	2,413,505

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,504,737)	4,081,511

COMMON STOCKS (69.4%)

		Consumer Discretionary (1.7%)
5,200	KRW	Hyundai Motor Company	1,199,376
23,500	CHF	Swatch Group, AG	2,087,486

			3,286,862

		Consumer Staples (12.6%)
27,000	EUR	Anheuser-Busch InBev, NV	1,723,085
34,000		Coca-Cola Company~	2,293,640
162,500	BRL	Companhia de Bebidas das Americas	5,174,962
50,000	EUR	Danone, SA	3,660,815
12,700	EUR	Henkel, AG & Company KGaA	865,820
124,000	INR	Hindustan Unilever, Ltd.	800,312
13,000	INR	Nestlé India, Ltd.	1,174,617
42,000	CHF	Nestlé, SA	2,606,872
1,850,000	MXN	Wal-Mart de Mexico, SAB de CV	5,785,418

			24,085,541

		Energy (5.9%)
34,000		Baker Hughes, Inc.	2,631,940
1,674,997	HKD	CNOOC, Ltd.	4,163,335
1,500,000	HKD	PetroChina Company, Ltd. - Class H	2,177,400
24,700		Schlumberger, Ltd.	2,216,825

			11,189,500

See accompanying Notes to Schedule of Investments	www.calamos.com	71

Evolving World Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
		Financials (1.7%)
51,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	$1,166,271
76,000	GBP	Standard Chartered, PLC	2,112,183

			3,278,454

		Health Care (4.9%)
11,000	DKK	Coloplast, A/S - Class B	1,618,053
22,500	INR	Dr. Reddy’s Laboratories, Ltd.	851,495
40,200	DKK	Novo Nordisk, A/S - Class B	5,089,052
18,500		Waters Corp.#	1,813,000

			9,371,600

		Industrials (6.1%)
53,000	CHF	ABB, Ltd.#	1,463,610
26,000		Eaton Corp.	1,391,780
130,000	HKD	Hutchison Whampoa, Ltd.	1,486,747
47,000	JPY	Komatsu, Ltd.	1,657,192
25,000	EUR	Konecranes OYJ	1,202,712
109,000	INR	Siemens India, Ltd.	2,136,489
15,500	EUR	Siemens, AG	2,254,611

			11,593,141

		Information Technology (29.9%)
564,000	GBP	ARM Holdings, PLC	5,845,590
58,000		Avago Technologies, Ltd~.	1,940,680
57,000		Baidu.com, Inc.#	8,465,640
345,000	TWD	Catcher Technology Company, Ltd.	2,171,302
41,000		Check Point Software Technologies, Ltd.~#	2,252,130
189,500	TWD	HTC Corp.	8,625,411
35,000	TWD	Largan Precision Company, Ltd.	1,112,553
64,500		MercadoLibre, Inc.	5,895,300
3,500	KRW	NHN Corp.#	694,351
58,000		QUALCOMM, Inc.	3,296,720
2,800	KRW	Samsung Electronics Company, Ltd.	2,338,786
20,000		Sohu.com, Inc.#	2,115,200
76,000		Spreadtrum Communications, Inc.#	1,626,400
1,085,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,808,016
100,000	INR	Tata Consultancy Services, Ltd.	2,637,055
123,000	HKD	Tencent Holdings, Ltd.	3,512,157
50,000	HKD	VTech Holdings, Ltd.	571,066
306,000	HKD	ZTE Corp. - Class H	1,104,710

			57,013,067

		Materials (4.5%)
15,500	GBP	Anglo American, PLC	812,495
66,000	CAD	Barrick Gold Corp.	3,370,629
87,000	ZAR	Gold Fields, Ltd.	1,556,113
34,500	CAD	Goldcorp, Inc.	1,928,558
17,000	NOK	Yara International, ASA	995,276

			8,663,071

		Telecommunication Services (2.1%)
16,000	SEK	Millicom International Cellular, SA	1,735,627
101,000	ZAR	MTN Group, Ltd.	2,246,477

			3,982,104

		TOTAL COMMON STOCKS (Cost $97,046,349)	132,463,340

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.1%)#

		Information Technology (0.1%)
570		Baidu.com, Inc. Put, 06/18/11, Strike $130.00 (Cost $246,837)	95,190

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (4.0%)
7,593,141		Fidelity Prime Money Market Fund - Institutional Class (Cost $7,593,141)	7,593,141

TOTAL INVESTMENTS (97.0%) (Cost $145,738,689)			185,114,134

OTHER ASSETS, LESS LIABILITIES (3.0%)			5,786,337

NET ASSETS (100.0%)			$190,900,471

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $1,201,350 or 0.6% of net assets.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $1,246,365.

#	Non-income producing security.

Evolving World Growth Fund  Schedule of Investments April 30, 2011 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2011 (UNAUDITED)

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$83,905,731	45.3%

Hong Kong Dollar	16,547,576	9.0%

New Taiwanese Dollar	14,717,282	8.0%

European Monetary Unit	11,329,236	6.1%

British Pound Sterling	8,770,268	4.7%

Indian Rupee	7,599,968	4.1%

Danish Krone	6,707,105	3.6%

Swiss Franc	6,157,968	3.3%

Mexican Peso	5,785,418	3.1%

Canadian Dollar	5,299,187	2.9%

Brazilian Real	5,174,962	2.8%

South Korean Won	4,232,513	2.3%

South African Rand	3,802,590	2.1%

Japanese Yen	2,353,427	1.3%

Swedish Krona	1,735,627	0.9%

Norwegian Krone	995,276	0.5%

Total Investments	$185,114,134	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	73

Global Equity Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
COMMON STOCKS (98.8%)

		Consumer Discretionary (12.1%)
15,500		Amazon.com, Inc.#~	$3,045,750
4,200		Deckers Outdoor Corp.#	356,412
1,800		NetFlix, Inc.#	418,806
6,900		Priceline.com, Inc.#	3,774,369
27,013	CHF	Swatch Group, AG	2,399,543

			9,994,880

		Consumer Staples (4.7%)
7,000		Coca-Cola Company~	472,220
44,500	BRL	Companhia de Bebidas das Americas	1,417,143
6,600	EUR	Henkel, AG & Company KGaA	449,954
4,300		Herbalife, Ltd.	386,054
366,000	MXN	Wal-Mart de Mexico, SAB de CV	1,144,575

			3,869,946

		Energy (13.7%)
20,000	GBP	AMEC, PLC	401,503
7,500		Apache Corp.	1,000,275
11,000		Baker Hughes, Inc.	851,510
12,000		Chesapeake Energy Corp.	404,040
394,994	HKD	CNOOC, Ltd.	981,788
25,000	CAD	Ensign Energy Services, Inc.	482,746
18,800		Helmerich & Payne, Inc.	1,247,192
9,600		Occidental Petroleum Corp.	1,097,184
22,000		Patterson-UTI Energy, Inc.	684,420
8,600		Schlumberger, Ltd.	771,850
31,076	NOK	Subsea 7, SA	818,545
26,000	CAD	Suncor Energy, Inc.	1,198,393
11,950	EUR	Technip, SA	1,348,319

			11,287,765

		Financials (3.3%)
4,700		Franklin Resources, Inc.	606,864
39,000	GBP	Schroders, PLC	1,239,106
14,000	GBP	Standard Chartered, PLC	389,086
8,000		T. Rowe Price Group, Inc.	514,000

			2,749,056

		Health Care (12.5%)
2,000		Alexion Pharmaceuticals, Inc.#	193,780
17,000		Bruker Corp.#	335,580
5,000	DKK	Coloplast, A/S - Class B	735,479
20,000	SEK	Elekta, AB - Class B	912,757
8,100		Illumina, Inc.#	574,938
5,400		Intuitive Surgical, Inc.#	1,888,380
26,300	DKK	Novo Nordisk, A/S - Class B	3,329,405
24,000	GBP	Shire, PLC	744,781
16,800		Waters Corp.#	1,646,400

			10,361,500

		Industrials (5.3%)
17,000	CHF	ABB, Ltd.#	469,460
12,000		Eaton Corp.	642,360
20,800	JPY	Komatsu, Ltd.	733,395
13,000	EUR	Konecranes OYJ	625,410
10,200		Parker-Hannifin Corp.	962,064
6,500	EUR	Siemens, AG	945,482

			4,378,171

		Information Technology (39.1%)
20,200		Accenture, PLC - Class A	1,154,026
13,000		Altera Corp.	633,100
10,400		Apple, Inc.#~	3,621,592
44,500		Applied Materials, Inc.	698,205
335,000	GBP	ARM Holdings, PLC	3,472,114
37,500	EUR	ASML Holding, NV	1,563,078
101,500	GBP	Autonomy Corp., PLC#	2,739,332
23,000	GBP	Aveva Group, PLC	615,909
21,000		Baidu.com, Inc.#	3,118,920
30,700		Check Point Software Technologies, Ltd.#~	1,686,351
5,000		Cognizant Technology Solutions Corp.#	414,500
30,000		EMC Corp.#	850,200
4,400		Google, Inc.#~	2,394,040
71,000	TWD	HTC Corp.	3,231,684
5,400		Intuit, Inc.#	300,024
12,200		MercadoLibre, Inc.	1,115,080
46,500		Oracle Corp.	1,676,325
19,000		QUALCOMM, Inc.	1,079,960
15,800	EUR	SAP, AG	1,017,994
21,500	HKD	Tencent Holdings, Ltd.	613,914
6,900		Veeco Instruments, Inc.#	352,797

			32,349,145

		Materials (7.3%)
11,000	GBP	Anglo American, PLC	576,610
30,650		Barrick Gold Corp.	1,563,456
5,700		Cliffs Natural Resources, Inc.	534,204
22,000	ZAR	Gold Fields, Ltd.	393,500
34,500	CAD	Goldcorp, Inc.	1,928,558
1,600	CHF	Syngenta, AG	565,852
7,500	NOK	Yara International, ASA	439,092

			6,001,272

74	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
		Telecommunication Services (0.8%)
5,700	SEK	Millicom International Cellular, SA	$618,317

		TOTAL COMMON STOCKS (Cost $59,004,481)	81,610,052

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.0%)#

		Information Technology (0.0%)
210		Baidu.com, Inc. Put, 06/18/11, Strike $130.00 (Cost $90,944)	35,070

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (2.0%)
1,646,531		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,646,531)	1,646,531

		TOTAL INVESTMENTS (100.8%) (Cost $60,741,956)	83,291,653

LIABILITIES, LESS OTHER ASSETS (-0.8%)			(647,946)

NET ASSETS (100.0%)			$82,643,707

FORWARD FOREIGN CURRENCY CONTRACTS

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Bank of America N.A.	Brazilian Real	07/21/11	1,430,000	$901,339	$(5,741)
Northern Trust Company	British Pound Sterling	07/21/11	5,730,000	9,561,286	(172,303)
Bank of America N.A.	Canadian Dollar	07/21/11	2,325,000	2,452,654	(18,845)
Bank of America N.A.	Danish Krone	07/21/11	20,597,000	4,083,479	(85,073)
Northern Trust Company	European Monetary Unit	07/21/11	3,898,000	5,760,804	(121,372)
Bank of America N.A.	Hong Kong Dollar	07/21/11	7,931,000	1,021,700	(482)
UBS AG	Japanese Yen	07/21/11	55,610,000	685,834	(10,983)
Bank of America N.A.	Mexican Peso	07/21/11	12,100,000	1,043,526	(11,668)
Bank of America N.A.	New Taiwanese Dollar	07/21/11	59,788,000	2,089,732	(5,280)
Credit Suisse	Norwegian Krone	07/21/11	4,380,000	830,870	(17,457)
Citibank N.A.	South African Rand	07/21/11	1,866,000	281,111	(9,888)
Northern Trust Company	Swedish Krona	07/21/11	3,761,000	619,743	(8,934)
Credit Suisse	Swedish Krona	07/21/11	1,935,000	318,852	(2,037)
Citibank N.A.	Swiss Franc	07/21/11	2,368,000	2,738,774	(78,710)

					$(548,773)

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	LONG CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Citibank N.A	Swiss Franc	07/21/11	309,000	$357,382	$5,833

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $489,256.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2011 (UNAUDITED)

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$44,748,829	53.7%

British Pound Sterling	10,178,441	12.2%

European Monetary Unit	5,950,237	7.2%

Danish Krone	4,064,884	4.9%

Canadian Dollar	3,609,697	4.3%

Swiss Franc	3,434,855	4.1%

New Taiwanese Dollar	3,231,684	3.9%

Hong Kong Dollar	1,595,702	1.9%

Swedish Krona	1,531,074	1.8%

Brazilian Real	1,417,143	1.7%

Norwegian Krone	1,257,637	1.5%

Mexican Peso	1,144,575	1.4%

Japanese Yen	733,395	0.9%

South African Rand	393,500	0.5%

Total Investments	$83,291,653	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	75

Growth and Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (35.7%)

		Consumer Discretionary (1.9%)
31,980,000		Omnicom Group, Inc. 0.000%, 07/01/38	$35,777,625
29,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	54,411,250

			90,188,875

		Consumer Staples (0.9%)
20,000,000		Archer-Daniels-Midland Company 0.875%, 02/15/14	22,150,000
17,500,000		Molson Coors Brewing Company 2.500%, 07/30/13	20,168,750

			42,318,750

		Energy (2.7%)
45,000,000		Chesapeake Energy Corp. 2.500%, 05/15/37	49,556,250
18,800,000		Petrominerales, Ltd. 2.625%, 08/25/16	24,928,800
15,500,000		Pioneer Natural Resources Company 2.875%, 01/15/38	27,590,000
20,000,000		SESI, LLC‡ 1.500%, 12/15/26	20,875,000
4,298,700	EUR	Technip, SA 0.500%, 01/01/16	6,116,949

			129,066,999

		Financials (0.6%)
16,747,000		Leucadia National Corp. 3.750%, 04/15/14	29,809,660

		Health Care (8.0%)
20,000,000		Amgen, Inc. 0.375%, 02/01/13	20,050,000
18,500,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	26,593,750
60,000,000		Gilead Sciences, Inc.* 1.625%, 05/01/16	67,125,000
20,000,000		Hologic, Inc.‡ 2.000%, 12/15/37	24,225,000
68,750,000		Illumina, Inc.* 0.250%, 03/15/16	71,242,187
37,500,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	49,218,750
26,000,000		Life Technologies Corp. 3.250%, 06/15/25	29,640,000
17,500,000		Medicis Pharmaceutical Corp. 2.500%, 06/04/32	22,093,750
37,000,000		Medtronic, Inc. 1.625%, 04/15/13	38,341,250
29,845,000		Mylan, Inc. 1.250%, 03/15/12	34,247,138

			382,776,825

		Industrials (2.4%)
33,000,000		AGCO Corp. 1.250%, 12/15/36	50,118,750
40,700,000		Danaher Corp. 0.000%, 01/22/21	65,221,750

			115,340,500

		Information Technology (14.8%)
18,900,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	35,721,171
98,780,000		EMC Corp. 1.750%, 12/01/13	178,544,850
1,800,000		Hynix Semiconductor, Inc. 2.650%, 05/14/15	2,205,324
34,500,000		Intel Corp. 3.250%, 08/01/39	44,073,750
13,927,000		Ixia* 3.000%, 12/15/15	15,911,598
9,801,000		JDS Uniphase Corp. 1.000%, 05/15/26	10,732,095
17,500,000		Linear Technology Corp. 3.000%, 05/01/27	19,009,375
19,000,000		Microsoft Corp.* 0.000%, 06/15/13	19,902,500
47,654,000		Nuance Communications, Inc. 2.750%, 08/15/27	61,175,823
36,500,000		ON Semiconductor Corp. 2.625%, 12/15/26	44,986,250
11,460,000		RightNow Technologies, Inc.* 2.500%, 11/15/30	15,141,525
6,860,000		Rovi Corp. 2.625%, 02/15/40	8,463,525
62,000,000		SanDisk Corp. 1.500%, 08/15/17	72,152,500
37,000,000		Symantec Corp. 1.000%, 06/15/13	45,833,750
16,500,000		TTM Technologies, Inc. 3.250%, 05/15/15	23,430,000
30,500,000		VeriFone Systems, Inc. 1.375%, 06/15/12	40,946,250
21,000,000		WebMD Health Corp.* 2.500%, 01/31/18	22,417,500
36,865,000		Xilinx, Inc.* 2.625%, 06/15/17	47,970,581

			708,618,367

		Materials (4.4%)
14,340,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	26,278,050
50,200,000		Goldcorp, Inc. 2.000%, 08/01/14	67,142,500

76	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
		Newmont Mining Corp.
33,689,000		1.250%, 07/15/14	$46,532,931
28,500,000		1.625%, 07/15/17	40,470,000
25,460,000		3.000%, 02/15/12	33,384,425

			213,807,906

		TOTAL CONVERTIBLE BONDS (Cost $1,392,333,884)	1,711,927,882

SYNTHETIC CONVERTIBLE SECURITIES (10.3%)
Sovereign Bonds (9.4%)
6,500,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	41,998,462
		Government of Canada
75,000,000	CAD	2.000%, 12/01/14	78,629,710
13,000,000	CAD	2.000%, 06/01/16	13,366,855
		Government of New Zealand
25,500,000	NZD	6.000%, 04/15/15	21,908,615
25,000,000	NZD	6.500%, 04/15/13	21,450,973
		Government of Singapore
55,000,000	SGD	1.375%, 10/01/14	46,210,694
48,043,000	SGD	2.375%, 04/01/17	41,294,647
7,249,000	SGD	1.125%, 04/01/16	5,933,840
		Kingdom of Norway
240,000,000	NOK	4.250%, 05/19/17	48,044,006
100,000,000	NOK	5.000%, 05/15/15	20,510,273
97,000,000	NOK	6.500%, 05/15/13	19,911,290
560,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	92,452,710

		TOTAL SOVEREIGN BONDS	451,712,075

NUMBER OF
CONTRACTS			VALUE
Purchased Options (0.9%)#

		Consumer Discretionary (0.3%)
6,000		Coach, Inc. Call, 01/19/13, Strike $55.00	7,200,000
700		Priceline.com, Inc. Call, 01/19/13, Strike $465.00	10,524,500

			17,724,500

		Energy (0.1%)
6,750		Chesapeake Energy Corp. Call, 01/19/13, Strike $30.00	5,400,000

		Health Care (0.2%)
12,300		St. Jude Medical, Inc. Call, 01/21/12, Strike $50.00	8,302,500

		Information Technology (0.3%)
920		Apple, Inc. Call, 01/19/13, Strike $290.00	8,677,900
5,600		Lam Research Corp. Call, 01/19/13, Strike $55.00	4,340,000

			13,017,900

		TOTAL PURCHASED OPTIONS	44,444,900

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $448,208,055)	496,156,975

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.6%)

		Consumer Staples (2.3%)
2,368,122		Archer-Daniels-Midland Company 6.250%	110,875,472

		Energy (2.2%)
1,480,000		Apache Corp. 6.000%	104,162,400

		Financials (2.1%)
690,000		Affiliated Managers Group, Inc. 5.150%	30,834,375
270,000		MetLife, Inc. 5.000%	23,635,800
41,000		Wells Fargo & Company 7.500%	44,258,680

			98,728,855

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $228,424,635)	313,766,727

COMMON STOCKS (44.6%)

		Consumer Discretionary (2.7%)
654,986		Amazon.com, Inc.#	128,704,749

		Consumer Staples (2.3%)
1,050,000		Coca-Cola Company	70,833,000
740,000		Wal-Mart Stores, Inc.	40,685,200

			111,518,200

		Energy (7.4%)
850,000		Baker Hughes, Inc.	65,798,500
19,250,000	HKD	CNOOC, Ltd.	47,847,361
940,000		Helmerich & Payne, Inc.	62,359,600
525,000		Noble Corp.	22,580,250
480,000		Occidental Petroleum Corp.	54,859,200
630,000		Schlumberger, Ltd.	56,542,500
1,000,000	CAD	Suncor Energy, Inc.	46,092,058

			356,079,469

		Financials (2.7%)
300,000		Affiliated Managers Group, Inc.#	32,724,000
375,000		Franklin Resources, Inc.	48,420,000
784,100		T. Rowe Price Group, Inc.	50,378,425

			131,522,425

See accompanying Notes to Schedule of Investments	www.calamos.com	77

Growth and Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
		Health Care (3.0%)
925,000		Johnson & Johnson	$60,791,000
1,014,154		Merck & Company, Inc.	36,458,836
360,000	DKK	Novo Nordisk, A/S - Class B	45,573,603

			142,823,439

		Industrials (6.0%)
765,000		Dover Corp.	52,050,600
1,900,000		Eaton Corp.	101,707,000
170,000	EUR	Siemens, AG	24,727,993
1,213,000		United Technologies Corp.	108,660,540

			287,146,133

		Information Technology (20.5%)
1,100,000		Accenture, PLC - Class A	62,843,000
685,000		Altera Corp.	33,359,500
2,600,000		Applied Materials, Inc.	40,794,000
3,900,000		ARM Holdings, PLC	122,694,000
1,100,000		Autodesk, Inc.#	49,478,000
1,230,000	GBP	Autonomy Corp., PLC#	33,195,840
475,000		Check Point Software Technologies, Ltd.#	26,091,750
2,000,000		Cisco Systems, Inc.	35,120,000
3,120,000		eBay, Inc.#	107,328,000
1,350,000	TWD	HTC Corp.	61,447,521
1,575,000		Intel Corp.	36,524,250
2,880,325		Microsoft Corp.	74,946,056
3,318,600		Oracle Corp.	119,635,530
1,910,000		QUALCOMM, Inc.	108,564,400
560,000		Teradata Corp.#	31,315,200
710,000		VeriFone Systems, Inc.#	38,922,200

			982,259,247

		TOTAL COMMON STOCKS (Cost $1,544,963,231)	2,140,053,662

SHORT TERM INVESTMENT (2.5%)
120,215,392		Fidelity Prime Money Market Fund - Institutional Class (Cost $120,215,392)	120,215,392

TOTAL INVESTMENTS (99.7%) (Cost $3,734,145,197)			4,782,120,638

OTHER ASSETS, LESS LIABILITIES (0.3%)			13,884,999

NET ASSETS (100.0%)			$4,796,005,637

NUMBER OF
CONTRACTS			VALUE
WRITTEN OPTIONS (-0.1%)#

		Materials (-0.1%)
1,737		Allegheny Technologies, Inc. Call, 01/21/12, Strike $60.00 (Premium $1,143,241)	(2,822,625)

FORWARD FOREIGN CURRENCY CONTRACTS

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/21/11	102,253,000	$170,623,076	$(3,074,787)
Bank of America N.A.	Canadian Dollar	07/21/11	49,655,000	52,381,297	(402,480)
Bank of America N.A.	Danish Krone	07/21/11	218,955,000	43,409,143	(904,363)
Northern Trust Company	European Monetary Unit	07/21/11	18,532,000	27,388,204	(577,033)
Bank of America N.A.	Hong Kong Dollar	07/21/11	251,272,000	32,369,775	(15,259)
Bank of America N.A.	New Taiwanese Dollar	07/21/11	1,136,806,000	39,734,059	(100,397)
Credit Suisse	South Korean Won	07/21/11	265,095,000	246,084	(1,914)
Northern Trust Company	South Korean Won	07/21/11	1,257,219,000	1,167,060	(7,477)

					$(5,083,710)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $314,122,141 or 6.5% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2011.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

78	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (39.4%)

		Consumer Discretionary (3.0%)
74,000,000	HKD	Hengdeli Holdings, Ltd. 2.500%, 10/20/15	$11,671,726
15,100,000		Omnicom Group, Inc. 0.000%, 07/01/38	16,893,125
13,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	24,391,250

			52,956,101

		Consumer Staples (1.0%)
15,319,000		Archer-Daniels-Midland Company 0.875%, 02/15/14	16,965,793

		Energy (6.4%)
17,000,000		Chesapeake Energy Corp. 2.500%, 05/15/37	18,721,250
6,400,000		Petrominerales, Ltd. 2.625%, 08/25/16	8,486,400
7,200,000		SESI, LLC‡ 1.500%, 12/15/26	7,515,000
39,500,000		Subsea 7, SA 2.250%, 10/11/13	49,378,496
21,350,000	EUR	Technip, SA 0.500%, 01/01/16	30,380,546

			114,481,692

		Financials (2.8%)
13,400,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	15,594,250
16,000,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	19,208,648
4,500,000	EUR	Industrivarden, AB 2.500%, 02/27/15	8,769,736
3,310,000		Leucadia National Corp. 3.750%, 04/15/14	5,891,800

			49,464,434

		Health Care (4.9%)
16,340,000		Amgen, Inc. 0.375%, 02/01/13	16,380,850
23,850,000		Gilead Sciences, Inc.* 1.625%, 05/01/16	26,682,187
17,000,000		Illumina, Inc.* 0.250%, 03/15/16	17,616,250
22,000,000		Shire, PLC 2.750%, 05/09/14	25,625,877

			86,305,164

		Industrials (1.5%)
600,000,000	JPY	Asahi Glass Company, Ltd. 0.000%, 11/14/14	8,354,823
6,900,000		Danaher Corp. 0.000%, 01/22/21	11,057,250
5,200,000		Tata Motors, Ltd. 0.000%, 07/12/12	7,236,563

			26,648,636

		Information Technology (13.4%)
17,750,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	33,547,661
30,000,000		EMC Corp. 1.750%, 12/01/13	54,225,000
11,400,000		Hynix Semiconductor, Inc. 2.650%, 05/14/15	13,967,054
12,400,000		Intel Corp. 3.250%, 08/01/39	15,841,000
7,250,000		Linear Technology Corp. 3.000%, 05/01/27	7,875,313
14,800,000		Microsoft Corp.* 0.000%, 06/15/13	15,503,000
2,105,000		Rovi Corp. 2.625%, 02/15/40	2,597,044
20,650,000		SanDisk Corp. 1.500%, 08/15/17	24,031,437
14,000,000		Symantec Corp. 1.000%, 06/15/13	17,342,500
12,000,000		TPK Holding Company, Ltd. 0.000%, 04/20/14	13,110,000
11,292,000		VeriFone Systems, Inc. 1.375%, 06/15/12	15,159,510
		Xilinx, Inc.
12,200,000		3.125%, 03/15/37	15,006,000
6,778,000		2.625%, 06/15/17*	8,819,872

			237,025,391

		Materials (6.4%)
9,000,000		Anglo American, PLC 4.000%, 05/07/14	17,749,384
11,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	13,873,739
32,000,000		Goldcorp, Inc. 2.000%, 08/01/14	42,800,000
		Newmont Mining Corp.
11,366,000		1.625%, 07/15/17	16,139,720
5,740,000		3.000%, 02/15/12	7,526,575
4,800,000		1.250%, 07/15/14	6,630,000
		Sino-Forest Corp.*
4,048,000		4.250%, 12/15/16	5,571,060
3,040,000		5.000%, 08/01/13	4,138,200

			114,428,678

		TOTAL CONVERTIBLE BONDS (Cost $604,369,004)	698,275,889

See accompanying Notes to Schedule of Investments	www.calamos.com	79

Global Growth and Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
SYNTHETIC CONVERTIBLE SECURITIES (11.0%)
Sovereign Bonds (10.0%)
1,400,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	$9,045,822
800,000	BRL	10.000%, 01/01/13	5,049,067
		Government of Canada
27,000,000	CAD	2.000%, 12/01/14	28,306,695
14,100,000	CAD	2.000%, 06/01/16	14,497,897
		Government of New Zealand
10,000,000	NZD	6.000%, 04/15/15	8,591,613
7,800,000	NZD	6.500%, 04/15/13	6,692,704
		Government of Singapore
19,800,000	SGD	1.375%, 10/01/14	16,635,850
17,628,000	SGD	2.375%, 04/01/17	15,151,886
4,404,000	SGD	1.125%, 04/01/16	3,604,998
		Kingdom of Norway
112,500,000	NOK	4.250%, 05/19/17	22,520,628
32,000,000	NOK	5.000%, 05/15/15	6,563,287
30,000,000	NOK	6.500%, 05/15/13	6,158,131
213,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	35,165,049

		TOTAL SOVEREIGN BONDS	177,983,627

NUMBER OF
CONTRACTS			VALUE
Purchased Options (1.0%)#

		Consumer Discretionary (0.2%)
250		Priceline.com, Inc. Call, 01/19/13, Strike $465.00	3,758,750

		Energy (0.1%)
2,550		Chesapeake Energy Corp. Call, 01/19/13, Strike $30.00	2,040,000

		Information Technology (0.5%)
215		Apple, Inc. Call, 01/19/13, Strike $290.00	2,027,988
7,500		Applied Materials, Inc. Call, 01/19/13, Strike $15.00	1,980,000
4,000		Oracle Corp. Call, 01/19/13, Strike $30.00	3,460,000
725		Sohu.com, Inc. Call, 01/19/13, Strike $105.00	1,845,125

			9,313,113

		Materials (0.2%)
2,500		Barrick Gold Corp. Call, 01/19/13, Strike $50.00	2,306,250

		TOTAL PURCHASED OPTIONS	17,418,113

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $176,428,321)	195,401,740

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.9%)

		Consumer Staples (2.0%)
751,000		Archer-Daniels-Midland Company 6.250%	35,161,820

		Energy (1.4%)
365,000		Apache Corp. 6.000%	25,688,700

		Financials (0.5%)
105,000		MetLife, Inc. 5.000%	9,191,700

		Materials (1.0%)
182,500		Vale, SA 6.750%	17,430,575

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $71,395,791)	87,472,795

COMMON STOCKS (44.2%)

		Consumer Discretionary (3.3%)
655,620	CHF	Swatch Group, AG	58,238,188

		Consumer Staples (6.3%)
280,000	EUR	Anheuser-Busch InBev, NV	17,869,026
535,000		Coca-Cola Company	36,091,100
277,500	EUR	Danone, SA	20,317,523
310,000	CHF	Nestlé, SA	19,241,201
315,000		Wal-Mart Stores, Inc.	17,318,700

			110,837,550

		Energy (5.6%)
235,000		Baker Hughes, Inc.	18,191,350
15,199,605	HKD	CNOOC, Ltd.	37,779,792
184,000		Schlumberger, Ltd.	16,514,000
595,000	CAD	Suncor Energy, Inc.	27,424,774

			99,909,916

		Financials (2.3%)
82,000		Affiliated Managers Group, Inc.#	8,944,560
103,000		Franklin Resources, Inc.	13,299,360
605,000	GBP	Schroders, PLC	19,222,031

			41,465,951

		Health Care (6.0%)
500,000		Covidien, PLC	27,845,000
550,000	DKK	Novo Nordisk, A/S - Class B	69,626,337
290,000	GBP	Shire, PLC	8,999,438

			106,470,775

		Industrials (1.6%)
190,000	EUR	Siemens, AG	27,637,168

80	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
		Information Technology (17.6%)
7,995,000	GBP	ARM Holdings, PLC	$82,864,341
445,000	EUR	ASML Holding, NV	18,548,523
400,000		Autodesk, Inc.#	17,992,000
1,135,000	GBP	Autonomy Corp., PLC#	30,631,934
490,000		Check Point Software Technologies, Ltd.#	26,915,700
1,010,000	TWD	HTC Corp.	45,971,849
560,000		Microsoft Corp.	14,571,200
465,000		QUALCOMM, Inc.	26,430,600
440,000	EUR	SAP, AG	28,349,214
370,000		VeriFone Systems, Inc.#	20,283,400

			312,558,761

		Materials (1.5%)
345,000	CAD	Barrick Gold Corp.	17,619,194
26,000	CHF	Syngenta, AG	9,195,090

			26,814,284

		TOTAL COMMON STOCKS (Cost $575,767,502)	783,932,593

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.0%)#

		Information Technology (0.0%)
2,000		Xilinx, Inc. Put, 06/18/11, Strike $23.00 (Cost $113,392)	4,000

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (1.3%)
23,096,235		Fidelity Prime Money Market Fund - Institutional Class (Cost $23,096,235)	23,096,235

		TOTAL INVESTMENTS (100.8%) (Cost $1,451,170,245)	1,788,183,252

LIABILITIES, LESS OTHER ASSETS (-0.8%)			(14,752,772)

NET ASSETS (100.0%)			$1,773,430,480

FORWARD FOREIGN CURRENCY CONTRACTS

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/21/11	113,315,000	$189,081,531	$(3,407,425)
Bank of America N.A.	Canadian Dollar	07/21/11	45,412,000	47,905,336	(368,088)
Bank of America N.A.	Danish Krone	07/21/11	346,419,000	68,679,646	(1,430,836)
Northern Trust Company	European Monetary Unit	07/21/11	83,754,000	123,778,956	(2,607,856)
Bank of America N.A.	Hong Kong Dollar	07/21/11	318,413,000	41,019,124	(19,337)
Citibank N.A.	Indian Rupee	07/21/11	297,568,000	6,623,935	(18,065)
UBS AG	Japanese Yen	07/21/11	647,841,000	7,989,779	(127,946)
Bank of America N.A.	New Taiwanese Dollar	07/21/11	741,372,000	25,912,705	(65,474)
Citibank N.A.	New Taiwanese Dollar	07/21/11	361,082,000	12,620,670	4,575
Credit Suisse	Norwegian Krone	07/21/11	154,275,000	29,265,406	(614,865)
Credit Suisse	South Korean Won	07/21/11	7,902,325,000	7,335,623	(57,070)
Northern Trust Company	South Korean Won	07/21/11	977,837,000	907,713	(5,816)
Northern Trust Company	Swedish Krona	07/21/11	36,253,000	5,973,824	(86,112)
Citibank N.A.	Swiss Franc	07/21/11	63,614,000	73,574,489	(2,114,464)

					$(10,918,779)

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	LONG CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Citibank N.A.	Swiss Franc	07/21/11	11,197,000	$12,950,193	$211,361

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $102,721,819 or 5.8% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2011.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	81

Global Growth and Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

CURRENCY EXPOSURE
APRIL 30, 2011 (UNAUDITED)

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$977,939,510	54.7%

British Pound Sterling	175,265,405	9.8%

European Monetary Unit	151,871,736	8.5%

Canadian Dollar	87,848,560	4.9%

Swiss Franc	86,674,479	4.8%

Danish Krone	69,626,337	3.9%

Hong Kong Dollar	49,451,518	2.7%

New Taiwanese Dollar	45,971,849	2.6%

Singapore Dollar	35,392,734	2.0%

Norwegian Krone	35,242,046	2.0%

Swedish Krona	35,165,049	2.0%

New Zealand Dollar	15,284,317	0.8%

Brazilian Real	14,094,889	0.8%

Japanese Yen	8,354,823	0.5%

Total Investments	$1,788,183,252	100.0%

Currency exposure may vary over time.

82	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (61.6%)

		Consumer Discretionary (5.4%)
		Interpublic Group of Companies, Inc.
21,500,000		4.250%, 03/15/23	$24,295,000
16,303,000		4.750%, 03/15/23	20,113,826
		Omnicom Group, Inc.
19,400,000		0.000%, 07/01/38	21,703,750
12,000,000		0.000%, 07/31/32	12,375,000
32,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	60,040,000
45,100,000		Stanley Black & Decker, Inc.‡ 0.000%, 05/17/12	54,430,062

			192,957,638

		Consumer Staples (2.7%)
16,000,000		Archer-Daniels-Midland Company 0.875%, 02/15/14	17,720,000
18,300,000		Molson Coors Brewing Company 2.500%, 07/30/13	21,090,750
15,000,000		Smithfield Foods, Inc. 4.000%, 06/30/13	18,787,500
28,000,000		Tyson Foods, Inc. - Series A 3.250%, 10/15/13	37,275,000

			94,873,250

		Energy (5.2%)
24,850,000		Alpha Natural Resources, Inc. 2.375%, 04/15/15	33,050,500
4,442,000		Bristow Group, Inc. 3.000%, 06/15/38	4,514,182
40,750,000		Chesapeake Energy Corp. 2.750%, 11/15/35	47,677,500
19,513,000		Pioneer Natural Resources Company 2.875%, 01/15/38	34,733,140
17,000,000		SESI, LLC 1.500%, 12/15/26	17,743,750
12,254,000		SM Energy Company 3.500%, 04/01/27	17,768,300
18,000,000		Subsea 7, SA 2.250%, 10/11/13	22,501,593
3,684,600	EUR	Technip, SA 0.500%, 01/01/16	5,243,099

			183,232,064

		Financials (2.3%)
3,168,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	3,686,760
32,000,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	38,417,296
10,500,000		Janus Capital Group, Inc. 3.250%, 07/15/14	12,665,625
14,250,000		Leucadia National Corp. 3.750%, 04/15/14	25,365,000

			80,134,681

		Health Care (13.3%)
31,460,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	45,223,750
80,000,000		Gilead Sciences, Inc.* 1.625%, 05/01/16	89,500,000
32,000,000		Hologic, Inc. 2.000%, 12/15/37	38,760,000
48,000,000		Illumina, Inc.* 0.250%, 03/15/16	49,740,000
32,000,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	42,000,000
		Life Technologies Corp.
28,068,000		1.500%, 02/15/24	33,155,325
4,100,000		3.250%, 06/15/25	4,674,000
30,000,000		Medtronic, Inc. 1.625%, 04/15/13	31,087,500
44,000,000		Mylan, Inc. 1.250%, 03/15/12	50,490,000
31,000,000		Shire, PLC 2.750%, 05/09/14	36,109,190
31,552,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	34,510,000
16,000,000		Volcano Corp. 2.875%, 09/01/15	18,600,000

			473,849,765

		Industrials (4.7%)
3,500,000		3M Company‡ 0.000%, 11/21/32	3,443,125
26,000,000		Danaher Corp. 0.000%, 01/22/21	41,665,000
23,628,000		EnerSys‡ 3.375%, 06/01/38	27,851,505
27,000,000		General Cable Corp. 0.875%, 11/15/13	31,286,250
23,658,000		Navistar International Corp. 3.000%, 10/15/14	36,108,023
24,000,000		Trinity Industries, Inc. 3.875%, 06/01/36	26,370,000

			166,723,903

		Information Technology (24.4%)
		Anixter International, Inc.
26,150,000		1.000%, 02/15/13	34,648,750
6,000,000		0.000%, 07/07/33	7,260,000
5,956,000		Arris Group, Inc. 2.000%, 11/15/26	6,276,135
20,000,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	37,800,181
35,900,000		CACI International, Inc. 2.125%, 05/01/14	45,054,500
92,500,000		EMC Corp. 1.750%, 12/01/13	167,193,750

See accompanying Notes to Schedule of Investments	www.calamos.com	83

Convertible Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
1,400,000		Hynix Semiconductor, Inc. 2.650%, 05/14/15	$1,715,252
90,000,000		Intel Corp. 3.250%, 08/01/39	114,975,000
32,000,000		Linear Technology Corp. 3.000%, 05/01/27	34,760,000
19,690,000		Micron Technology, Inc. 1.875%, 06/01/14	21,314,425
45,500,000		Microsoft Corp.* 0.000%, 06/15/13	47,661,250
24,305,000		ON Semiconductor Corp. 2.625%, 12/15/26	29,955,912
8,049,000		Rovi Corp. 2.625%, 02/15/40	9,930,454
		SanDisk Corp.
75,000,000		1.500%, 08/15/17	87,281,250
37,000,000		1.000%, 05/15/13	36,537,500
68,697,000		Symantec Corp. 1.000%, 06/15/13	85,098,409
14,000,000		SYNNEX Corp. 4.000%, 05/15/18	18,340,000
		Xilinx, Inc.
48,803,000		2.625%, 06/15/17*	63,504,904
13,250,000		3.125%, 03/15/37	16,297,500

			865,605,172

		Materials (3.6%)
27,500,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	34,684,347
14,067,000		Goldcorp, Inc. 2.000%, 08/01/14	18,814,613
		Newmont Mining Corp.
24,750,000		1.250%, 07/15/14	34,185,938
22,000,000		3.000%, 02/15/12	28,847,500
9,100,000		1.625%, 07/15/17	12,922,000

			129,454,398

		TOTAL CONVERTIBLE BONDS (Cost $1,854,661,006)	2,186,830,871

SYNTHETIC CONVERTIBLE SECURITIES (12.6%)
Sovereign Bonds (10.3%)
		Federal Republic of Brazil
3,250,000	BRL	10.000%, 01/01/13	20,511,834
2,500,000	BRL	10.000%, 01/01/12	16,153,254
68,000,000	CAD	Government of Canada 2.000%, 12/01/14	71,290,937
		Government of New Zealand
22,000,000	NZD	6.000%, 04/15/15	18,901,550
19,000,000	NZD	6.500%, 04/15/13	16,302,740
		Government of Singapore
44,000,000	SGD	2.375%, 04/01/17	37,819,547
42,000,000	SGD	1.375%, 10/01/14	35,288,166
		Kingdom of Norway
130,000,000	NOK	4.250%, 05/19/17	26,023,836
120,000,000	NOK	6.500%, 05/15/13	24,632,524
115,000,000	NOK	5.000%, 05/15/15	23,586,814
450,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	74,292,357

		TOTAL SOVEREIGN BONDS	364,803,559

NUMBER OF
CONTRACTS			VALUE
Purchased Options (2.3%)#

		Consumer Discretionary (0.4%)
1,400		Amazon.com, Inc. Call, 01/19/13, Strike $165.00	7,070,000
5,000		Coach, Inc. Call, 01/19/13, Strike $55.00	6,000,000

			13,070,000

		Energy (0.3%)
3,955		Baker Hughes, Inc. Call, 01/19/13, Strike $65.00	8,206,625
5,200		Noble Corp. Call, 01/19/13, Strike $45.00	3,406,000

			11,612,625

		Financials (0.2%)
4,275		Franklin Resources, Inc. Call, 01/21/12, Strike $125.00	5,429,250

		Health Care (0.2%)
9,800		St. Jude Medical, Inc. Call, 01/21/12, Strike $50.00	6,615,000

		Information Technology (1.1%)
6,550		Altera Corp. Call, 01/19/13, Strike $50.00	5,469,250
700		Apple, Inc. Call, 01/19/13, Strike $320.00	5,318,250
9,900		Check Point Software Technologies, Ltd. Call, 01/21/12, Strike $47.50	9,553,500
4,400		Lam Research Corp. Call, 01/19/13, Strike $55.00	3,410,000
9,000		Oracle Corp. Call, 01/19/13, Strike $30.00	7,785,000
16,500		Symantec Corp. Call, 01/19/13, Strike $17.50	7,136,250

			38,672,250

		Materials (0.1%)
5,600		Barrick Gold Corp. Call, 01/19/13, Strike $50.00	5,166,000

		TOTAL PURCHASED OPTIONS	80,565,125

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $397,795,749)	445,368,684

84	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (8.4%)

		Consumer Discretionary (0.3%)
99,303		Stanley Black & Decker, Inc. 4.750%	$11,712,789

		Consumer Staples (3.6%)
1,900,000		Archer-Daniels-Midland Company 6.250%	88,958,000
375,000		Bunge, Ltd. 4.875%	40,031,250

			128,989,250

		Energy (2.3%)
1,150,000		Apache Corp. 6.000%	80,937,000

		Financials (1.1%)
425,000		Affiliated Managers Group, Inc. 5.150%	18,992,187
215,000		MetLife, Inc. 5.000%	18,821,100

			37,813,287

		Materials (1.1%)
416,704		Vale, SA 6.750%	39,368,507

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $238,907,405)	298,820,833

COMMON STOCKS (16.8%)

		Consumer Discretionary (1.3%)
90,000		Amazon.com, Inc.#	17,685,000
300,000	CHF	Swatch Group, AG	26,648,755

			44,333,755

		Energy (3.6%)
790,000		Helmerich & Payne, Inc.	52,408,600
350,000		Occidental Petroleum Corp.	40,001,500
775,000	CAD	Suncor Energy, Inc.	35,721,344

			128,131,444

		Financials (1.3%)
420,000		Affiliated Managers Group, Inc.#	45,813,600

		Health Care (1.0%)
625,000		Covidien, PLC	34,806,250

		Industrials (3.2%)
940,000		Eaton Corp.	50,318,200
300,000	EUR	Siemens, AG	43,637,635
225,000		United Technologies Corp.	20,155,500

			114,111,335

		Information Technology (6.4%)
2,900,000		Applied Materials, Inc.	45,501,000
870,000		Autodesk, Inc.#	39,132,600
675,000	GBP	Autonomy Corp., PLC#	18,217,229
1,710,000		Cisco Systems, Inc.	30,027,600
27,000		Google, Inc.#	14,690,700
1,250,000		Microsoft Corp.	32,525,000
850,000		QUALCOMM, Inc.	48,314,000

			228,408,129

		TOTAL COMMON STOCKS (Cost $460,590,982)	595,604,513

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.0%)#

		Information Technology (0.0%)
2,200		Xilinx, Inc. Put, 06/18/11, Strike $23.00 (Cost $124,729)	4,400

NUMBER
OF SHARES			VALUE
SHORT TERM INVESTMENT (1.0%)
34,678,039		Fidelity Prime Money Market Fund - Institutional Class (Cost $34,678,039)	34,678,039

TOTAL INVESTMENTS (100.4%) (Cost $2,986,757,910)			3,561,307,340

LIABILITIES, LESS OTHER ASSETS (-0.4%)			(14,266,819)

NET ASSETS (100.0%)			$3,547,040,521

FORWARD FOREIGN CURRENCY CONTRACTS

		SETTLEMENT	LOCAL	CURRENT	UNREALIZED
COUNTERPARTY	SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/21/11	47,898,000	$79,924,345	$(1,440,311)
Bank of America N.A.	Canadian Dollar	07/21/11	23,691,000	24,991,749	(192,028)
Northern Trust Company	European Monetary Unit	07/21/11	31,349,000	46,330,283	(976,117)
Bank of America N.A.	Hong Kong Dollar	07/21/11	87,827,000	11,314,194	(5,334)
Northern Trust Company	Hong Kong Dollar	07/21/11	76,476,000	9,851,917	(2,885)
Credit Suisse	Norwegian Krone	07/21/11	69,280,000	13,142,164	(276,116)
Credit Suisse	South Korean Won	07/21/11	206,185,000	191,399	(1,489)
Northern Trust Company	South Korean Won	07/21/11	977,837,000	907,713	(5,816)
Citibank N.A.	Swiss Franc	07/21/11	14,128,000	16,340,120	(469,600)

					$(3,369,696)

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Convertible Fund  Schedule of Investments April 30, 2011 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $310,446,154 or 8.8% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2011.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

86	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Total Return Bond Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (46.4%)

	Consumer Discretionary (5.0%)
1,000,000	DIRECTV Financing Company, Inc. 4.750%, 10/01/14	$1,085,332
1,000,000	DIRECTV Holdings, LLC 3.550%, 03/15/15	1,036,179
1,500,000	Hasbro, Inc. 6.125%, 05/15/14	1,655,214
250,000	J.C. Penney Company, Inc. 9.000%, 08/01/12	273,125
500,000	NetFlix, Inc. 8.500%, 11/15/17	567,500
1,500,000	Omnicom Group, Inc. 4.450%, 08/15/20	1,485,856
500,000	Time Warner, Inc. 3.150%, 07/15/15	512,661
1,500,000	Walt Disney Company 6.375%, 03/01/12	1,573,185
2,000,000	Yum! Brands, Inc. 3.875%, 11/01/20	1,929,024

		10,118,076

	Consumer Staples (3.8%)
1,000,000	Altria Group, Inc. 9.250%, 08/06/19	1,318,316
1,000,000	Anheuser-Busch InBev, NV 3.000%, 10/15/12	1,029,795
1,000,000	Archer-Daniels-Midland Company‡ 0.472%, 08/13/12	1,002,043
2,000,000	Coca-Cola Company 3.625%, 03/15/14	2,133,146
1,000,000	Kellogg Company 4.450%, 05/30/16	1,085,480
1,000,000	Philip Morris International, Inc. 6.875%, 03/17/14	1,153,404

		7,722,184

	Energy (4.2%)
1,000,000	ConocoPhillips 5.750%, 02/01/19	1,148,295
814,000	Frontier Oil Corp. 6.875%, 11/15/18	854,700
1,000,000	Hess Corp. 8.125%, 02/15/19	1,267,627
1,000,000	Noble Holding International, Ltd. 3.450%, 08/01/15	1,032,681
1,000,000	Pride International, Inc. 8.500%, 06/15/19	1,258,090
1,000,000	Rowan Companies, Inc. 7.875%, 08/01/19	1,208,308
1,000,000	SESI, LLC* 6.375%, 05/01/19	1,012,500
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	605,196

		8,387,397

	Financials (5.9%)
1,000,000	Aon Corp. 5.000%, 09/30/20	1,028,440
1,500,000	Berkshire Hathaway Finance Corp. 5.000%, 08/15/13	1,630,968
1,000,000	BlackRock, Inc. 3.500%, 12/10/14	1,055,834
250,000	CME Group Index Services, LLC* 4.400%, 03/15/18	259,862
1,000,000	CME Group, Inc. 5.750%, 02/15/14	1,112,882
1,000,000	Franklin Resources, Inc. 3.125%, 05/20/15	1,033,285
1,500,000	JPMorgan Chase & Company‡ 1.074%, 01/24/14	1,507,353
2,000,000	MetLife, Inc.‡* 1.040%, 01/10/14	2,012,308
1,000,000	Prudential Financial, Inc. 4.750%, 09/17/15	1,076,308
1,000,000	US Bancorp 4.200%, 05/15/14	1,072,782

		11,790,022

	Health Care (4.1%)
1,500,000	Biogen Idec, Inc. 6.000%, 03/01/13	1,610,289
1,000,000	Medtronic, Inc. 2.625%, 03/15/16	1,007,276
500,000	Mylan, Inc.* 7.625%, 07/15/17	550,000
1,000,000	Quest Diagnostics, Inc.‡ 1.159%, 03/24/14	1,005,744
2,000,000	St. Jude Medical, Inc. 3.750%, 07/15/14	2,119,448
1,500,000	Teva Pharmaceutical Industries, Ltd. 3.000%, 06/15/15	1,533,849
500,000	Thermo Fisher Scientific, Inc. 2.050%, 02/21/14	507,777

		8,334,383

	Industrials (6.3%)
1,500,000	Eaton Corp. 5.750%, 07/15/12	1,581,059
1,500,000	Emerson Electric Company 4.125%, 04/15/15	1,616,847
1,500,000	Goodrich Corp. 6.125%, 03/01/19	1,703,830
1,000,000	ITT Corp. 6.125%, 05/01/19	1,134,983
1,500,000	Joy Global, Inc. 6.000%, 11/15/16	1,658,164

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Total Return Bond Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
1,000,000		Northrop Grumman Corp. 3.700%, 08/01/14	$1,056,168
1,495,000		Parker-Hannifin Corp. 5.500%, 05/15/18	1,684,892
500,000		Tyco International, Ltd. 8.500%, 01/15/19	639,275
1,500,000		United Parcel Service, Inc. 3.875%, 04/01/14	1,619,704

			12,694,922

		Information Technology (12.8%)
1,000,000		Adobe Systems, Inc. 3.250%, 02/01/15	1,035,597
		Agilent Technologies, Inc.
1,500,000		5.500%, 09/14/15	1,650,556
500,000		6.500%, 11/01/17	570,431
500,000		2.500%, 07/15/13	508,152
2,000,000		Amphenol Corp. 4.750%, 11/15/14	2,171,290
1,500,000		Analog Devices, Inc. 3.000%, 04/15/16	1,524,512
		Brocade Communications Systems, Inc.
500,000		6.625%, 01/15/18	532,500
100,000		6.875%, 01/15/20	109,250
1,000,000		CA, Inc. 5.375%, 12/01/19	1,064,207
1,000,000		Cisco Systems, Inc.‡ 0.559%, 03/14/14	1,004,880
1,500,000		Corning, Inc. 4.250%, 08/15/20	1,506,207
2,000,000		eBay, Inc. 3.250%, 10/15/20	1,858,068
2,000,000		Hewlett-Packard Company 2.125%, 09/13/15	1,988,418
1,050,000		International Business Machines Corp. 2.100%, 05/06/13	1,077,460
1,000,000		Jabil Circuit, Inc. 7.750%, 07/15/16	1,140,000
1,500,000		Juniper Networks, Inc. 3.100%, 03/15/16	1,521,308
		Lexmark International, Inc.
1,500,000		6.650%, 06/01/18	1,630,110
500,000		5.900%, 06/01/13	534,559
1,500,000		National Semiconductor Corp. 3.950%, 04/15/15	1,598,134
1,500,000		Oracle Corp. 3.750%, 07/08/14	1,605,832
1,000,000		Xerox Corp. 4.250%, 02/15/15	1,061,609

			25,693,080

		Materials (4.3%)
1,000,000		Allegheny Technologies, Inc. 9.375%, 06/01/19	1,281,919
1,000,000		Anglo American, PLC* 9.375%, 04/08/14	1,209,320
1,000,000		Barrick Gold Corp. 6.950%, 04/01/19	1,201,121
1,500,000		Newmont Mining Corp. 5.125%, 10/01/19	1,626,681
1,500,000		Potash Corp. of Saskatchewan, Inc. 3.250%, 12/01/17	1,499,094
750,000		Sealed Air Corp. 7.875%, 06/15/17	847,646
1,000,000		Vale Capital, Ltd. 5.625%, 09/15/19	1,069,225

			8,735,006

		TOTAL CORPORATE BONDS (Cost $88,414,424)	93,475,070

CONVERTIBLE BONDS (6.2%)

		Consumer Discretionary (0.8%)
1,400,000		Stanley Black & Decker, Inc.‡ 0.000%, 05/17/12	1,689,625

		Consumer Staples (0.9%)
1,600,000		Archer-Daniels-Midland Company 0.875%, 02/15/14	1,772,000

		Energy (0.9%)
1,600,000		Chesapeake Energy Corp. 2.750%, 11/15/35	1,872,000

		Industrials (0.6%)
1,000,000		Trinity Industries, Inc. 3.875%, 06/01/36	1,098,750

		Information Technology (3.0%)
1,500,000		Anixter International, Inc. 1.000%, 02/15/13	1,987,500
1,850,000		Symantec Corp. 1.000%, 06/15/13	2,291,687
1,400,000		Xilinx, Inc.* 2.625%, 06/15/17	1,821,750

			6,100,937

		TOTAL CONVERTIBLE BONDS (Cost $11,835,008)	12,533,312

SOVEREIGN BONDS (23.0%)
200,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,292,260
8,150,000	CAD	Government of Canada 3.000%, 06/01/14	8,841,779
11,350,000	NZD	Government of New Zealand 6.000%, 04/15/15	9,751,481
10,000,000	SGD	Government of Singapore 2.375%, 04/01/17	8,595,352
50,000,000	NOK	Kingdom of Norway 6.000%, 05/16/11	9,541,579

88	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
50,800,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	$8,386,782

		TOTAL SOVEREIGN BONDS (Cost $40,790,968)	46,409,233

U.S. GOVERNMENT AND AGENCY SECURITIES (16.6%)
		United States Treasury Note
10,000,000		0.750%, 11/30/11	10,036,330
9,000,000		1.000%, 12/31/11	9,051,327
7,000,000		1.875%, 06/15/12	7,125,783
4,000,000		2.625%, 07/31/14	4,189,064
3,000,000		1.000%, 07/31/11	3,007,383

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $33,105,983)	33,409,887

RESIDENTIAL MORTGAGE BACKED SECURITIES (5.3%)
		Federal National Mortgage Association
3,348,445		6.000%, 06/01/37	3,683,849
1,806,480		5.500%, 06/01/37	1,947,562
1,708,477		5.604%, 11/01/37‡	1,827,496
923,182		6.500%, 03/01/38	1,039,599
856,104		6.000%, 05/01/37	941,858
608,947		4.650%, 05/01/38‡	644,815
514,403		6.500%, 06/01/36	580,035

		TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $9,901,132)	10,665,214

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (1.5%)
3,108,330		Fidelity Prime Money Market Fund - Institutional Class (Cost $3,108,330)	3,108,330

TOTAL INVESTMENTS (99.0%) (Cost $187,155,845)			199,601,046

OTHER ASSETS, LESS LIABILITIES (1.0%)			1,924,053

NET ASSETS (100.0%)			$201,525,099

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2011.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $5,853,240 or 2.9% of net assets.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Financial Statements	www.calamos.com	89

High Yield Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (79.6%)

	Consumer Discretionary (11.3%)
2,042,000	American Axle & Manufacturing, Inc. 7.875%, 03/01/17	$2,108,365
691,000	Dana Holding Corp. 6.750%, 02/15/21	700,501
2,775,000	DISH Network Corp. 7.875%, 09/01/19	3,017,813
3,000,000	Exide Technologies* 8.625%, 02/01/18	3,232,500
2,500,000	Goodyear Tire & Rubber Company~ 8.250%, 08/15/20	2,790,625
3,000,000	Hanesbrands, Inc. 8.000%, 12/15/16	3,273,750
3,300,000	Liberty Media Corp. 8.250%, 02/01/30	3,217,500
878,000	Limited Brands, Inc. 6.625%, 04/01/21	913,120
3,353,000	Perry Ellis International, Inc. 7.875%, 04/01/19	3,512,267
	Royal Caribbean Cruises, Ltd.
2,750,000	7.500%, 10/15/27	2,756,875
1,000,000	7.250%, 03/15/18	1,062,500
	Service Corp. International
1,370,000	7.000%, 05/15/19	1,462,475
1,130,000	8.000%, 11/15/21	1,254,300
3,720,000	Wynn Las Vegas, LLC 7.750%, 08/15/20	4,082,700

		33,385,291

	Consumer Staples (0.9%)
1,695,000	Darling International, Inc.* 8.500%, 12/15/18	1,856,025
150,000	Elizabeth Arden, Inc. 7.375%, 03/15/21	158,625
542,000	Reynolds American, Inc. 7.250%, 06/15/37	592,352

		2,607,002

	Energy (14.8%)
	Arch Coal, Inc.
1,700,000	8.750%, 08/01/16	1,912,500
1,070,000	7.250%, 10/01/20	1,159,613
	Basic Energy Services, Inc.
1,800,000	7.125%, 04/15/16	1,847,250
1,547,000	7.750%, 02/15/19*	1,628,217
2,666,000	Brigham Exploration Company 8.750%, 10/01/18	2,985,920
2,775,000	Bristow Group, Inc. 7.500%, 09/15/17	2,941,500
4,250,000	Calfrac Holdings, LP* 7.500%, 12/01/20	4,462,500
2,283,900	Carrizo Oil & Gas, Inc.* 8.625%, 10/15/18	2,449,483
2,920,000	Concho Resources, Inc. 8.625%, 10/01/17	3,241,200
1,500,000	EXCO Resources, Inc. 7.500%, 09/15/18	1,528,125
1,303,000	Frontier Oil Corp. 6.875%, 11/15/18	1,368,150
3,245,000	Holly Corp. 9.875%, 06/15/17	3,674,962
1,800,000	Pride International, Inc. 8.500%, 06/15/19	2,264,562
3,000,000	SESI, LLC* 6.375%, 05/01/19	3,037,500
	Swift Energy Company
2,875,000	7.125%, 06/01/17	2,961,250
2,660,000	8.875%, 01/15/20	2,926,000
1,530,000	Trinidad Drilling, Ltd.* 7.875%, 01/15/19	1,629,450
1,430,000	Whiting Petroleum Corp. 6.500%, 10/01/18	1,501,500

		43,519,682

	Financials (6.2%)
2,134,000	AON Corp. 8.205%, 01/01/27	2,422,319
3,000,000	Janus Capital Group, Inc. 6.700%, 06/15/17	3,288,750
	Leucadia National Corp.
5,370,000	8.125%, 09/15/15	5,987,550
1,154,000	7.125%, 03/15/17	1,217,470
2,800,000	Nuveen Investments, Inc. 10.500%, 11/15/15	2,929,500
	OMEGA Healthcare Investors, Inc.
1,790,000	7.500%, 02/15/20	1,919,775
425,000	6.750%, 10/15/22*	434,031

		18,199,395

	Health Care (6.9%)
1,765,000	Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	1,972,388
2,654,000	DaVita, Inc. 6.625%, 11/01/20	2,736,937
3,000,000	Endo Pharmaceuticals Holdings, Inc.* 7.000%, 12/15/20	3,090,000
3,000,000	Giant Funding Corp.* 8.250%, 02/01/18	3,127,500
1,500,000	HealthSouth Corp. 7.250%, 10/01/18	1,590,000
	Mylan, Inc.*
700,000	7.875%, 07/15/20	777,000
690,000	7.625%, 07/15/17	759,000
1,300,000	Talecris Biotherapeutics Holdings Corp. 7.750%, 11/15/16	1,436,500
1,600,000	Valeant Pharmaceuticals International, Inc.* 7.250%, 07/15/22	1,582,000
3,000,000	Warner Chilcott Company, LLC* 7.750%, 09/15/18	3,176,250

		20,247,575

90	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Yield Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
	Industrials (16.0%)
3,000,000	Abengoa SA* 8.875%, 11/01/17	$3,060,000
	BE Aerospace, Inc.
1,300,000	8.500%, 07/01/18	1,452,750
187,000	6.875%, 10/01/20	197,753
	Belden, Inc.
3,050,000	7.000%, 03/15/17	3,164,375
275,000	9.250%, 06/15/19	308,688
1,269,000	Boart Longyear Management Pty., Ltd.* 7.000%, 04/01/21	1,319,760
1,125,000	Clean Harbors, Inc. 7.625%, 08/15/16	1,209,375
2,900,000	Deluxe Corp.* 7.000%, 03/15/19	2,936,250
2,070,000	Dycom Investments, Inc.* 7.125%, 01/15/21	2,150,212
2,425,000	General Cable Corp. 7.125%, 04/01/17	2,503,812
3,194,000	GeoEye, Inc. 8.625%, 10/01/16	3,401,610
3,500,000	Great Lakes Dredge & Dock Corp.* 7.375%, 02/01/19	3,596,250
1,508,000	Interline Brands, Inc. 7.000%, 11/15/18	1,560,780
	Oshkosh Corp.
3,970,000	8.500%, 03/01/20	4,446,400
590,000	8.250%, 03/01/17	654,163
800,000	Terex Corp. 8.000%, 11/15/17	850,000
3,000,000	Titan International, Inc.* 7.875%, 10/01/17	3,240,000
3,050,000	Triumph Group, Inc. 8.000%, 11/15/17	3,271,125
3,400,000	Tutor Perini Corp.* 7.625%, 11/01/18	3,485,000
4,025,000	WESCO Distribution, Inc.~ 7.500%, 10/15/17	4,175,937

		46,984,240

	Information Technology (11.5%)
	Advanced Micro Devices, Inc.
3,250,000	7.750%, 08/01/20	3,404,375
1,140,000	8.125%, 12/15/17	1,211,250
2,400,000	Amkor Technology, Inc. 7.375%, 05/01/18	2,532,000
800,000	Anixter International, Inc. 5.950%, 03/01/15	810,000
1,020,000	Equinix, Inc. 8.125%, 03/01/18	1,109,250
100,000	Hynix Semiconductor, Inc.* 7.875%, 06/27/17	106,380
2,800,000	iGATE Corp.* 9.000%, 05/01/16	2,884,000
4,280,000	Jabil Circuit, Inc. 8.250%, 03/15/18	4,932,700
4,916,000	MEMC Electronic Materials, Inc.* 7.750%, 04/01/19	5,131,075
2,975,000	Sanmina-SCI Corp.*† 7.000%, 05/15/19	2,963,844
5,800,000	Seagate Technology* 6.875%, 05/01/20	5,916,000
2,725,000	ViaSat, Inc. 8.875%, 09/15/16	2,946,406

		33,947,280

	Materials (6.2%)
500,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	544,477
1,493,000	Boise Cascade Holdings, LLC 7.125%, 10/15/14	1,496,733
1,300,000	Clearwater Paper Corp.* 7.125%, 11/01/18	1,358,500
3,700,000	Greif, Inc. 7.750%, 08/01/19	4,079,250
1,594,000	Neenah Paper, Inc. 7.375%, 11/15/14	1,625,880
2,760,000	Silgan Holdings, Inc. 7.250%, 08/15/16	2,984,250
	Steel Dynamics, Inc.
2,300,000	7.750%, 04/15/16	2,472,500
500,000	7.625%, 03/15/20	550,000
2,000,000	Texas Industries, Inc. 9.250%, 08/15/20	2,165,000
	Union Carbide Corp.
645,000	7.875%, 04/01/23	739,563
350,000	7.500%, 06/01/25	389,769

		18,405,922

	Telecommunication Services (4.4%)
2,850,000	Frontier Communications Corp. 8.250%, 04/15/17	3,102,938
3,125,000	MetroPCS Wireless, Inc. 7.875%, 09/01/18	3,382,812
3,000,000	Qwest Communications International, Inc. 7.750%, 02/15/31	3,217,500
3,000,000	Windstream Corp. 7.750%, 10/15/20	3,195,000

		12,898,250

	Utilities (1.4%)
4,150,000	Edison Mission Energy 7.500%, 06/15/13	4,150,000

	TOTAL CORPORATE BONDS (Cost $220,247,092)	234,344,637

CONVERTIBLE BONDS (4.2%)

	Energy (0.6%)
2,300,000	Global Industries, Ltd. 2.750%, 08/01/27	1,863,000

See accompanying Notes to Schedule of Investments	www.calamos.com	91

High Yield Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
		Industrials (0.7%)
1,950,000		Greenbrier Companies, Inc.* 3.500%, 04/01/18	$2,013,375

		Materials (2.9%)
2,900,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	3,657,622
3,770,000		Newmont Mining Corp. 3.000%, 02/15/12	4,943,413

			8,601,035

		TOTAL CONVERTIBLE BONDS (Cost $11,057,944)	12,477,410

SOVEREIGN BONDS (1.4%)
		Federal Republic of Brazil
500,000	BRL	10.000%, 01/01/12	3,230,651
130,000	BRL	10.000%, 01/01/13	820,473

		TOTAL SOVEREIGN BONDS (COST $3,633,119)	4,051,124

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (10.1%)

		Consumer Discretionary (0.4%)
8,969		Stanley Black & Decker, Inc. 4.750%	1,057,894

		Consumer Staples (2.1%)
67,000		Archer-Daniels-Midland Company 6.250%	3,136,940
27,971		Bunge, Ltd. 4.875%	2,985,904

			6,122,844

		Energy (1.6%)
65,000		Apache Corp. 6.000%	4,574,700

		Financials (5.5%)
160,000		Affiliated Managers Group, Inc. 5.150%	7,150,000
2,950		Bank of America Corp. 7.250%	3,079,800
34,000		MetLife, Inc. 5.000%	2,976,360
2,850		Wells Fargo & Company 7.500%	3,076,518

			16,282,678

		Materials (0.5%)
17,000		Vale, SA 6.750%	1,586,270

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $21,760,564)	29,624,386

NUMBER OF
UNITS			VALUE
STRUCTURED EQUITY-LINKED SECURITIES (1.2%)+*

		Energy (0.6%)
75,000		Barclays Capital, Inc. (Nabors Industries, Ltd.) 12.000%, 06/04/11	1,890,000

		Materials (0.6%)
32,000		Credit Suisse Group (Barrick Gold Corp.) 11.000%, 05/24/11	1,629,440

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $3,287,786)	3,519,440

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (0.3%)
1,040,884		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,040,884)	1,040,884

TOTAL INVESTMENTS (96.8%) (Cost $261,027,389)			285,057,881

OTHER ASSETS, LESS LIABILITIES (3.2%)			9,386,605

NET ASSETS (100.0%)			$294,444,486

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $22,192,749 or 7.5% of net assets.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $4,187,100.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

92	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
CONVERTIBLE BONDS (25.4%)

	Consumer Discretionary (2.7%)
6,100,000	Coinstar, Inc. 4.000%, 09/01/14	$9,378,750
3,600,000	D.R. Horton, Inc. 2.000%, 05/15/14	4,158,000
8,000,000	Gaylord Entertainment Company* 3.750%, 10/01/14	11,700,000
5,000,000	Home Inns & Hotels Management, Inc.* 2.000%, 12/15/15	5,443,750
12,750,000	Interpublic Group of Companies, Inc.~ 4.250%, 03/15/23	14,407,500
3,000,000	JAKKS Pacific, Inc.* 4.500%, 11/01/14	4,522,500
4,500,000	MGM Resorts International 4.250%, 04/15/15	4,696,875
2,000,000	RadioShack Corp.* 2.500%, 08/01/13	2,070,000
4,800,000	Virgin Media, Inc. 6.500%, 11/15/16	8,700,000

		65,077,375

	Consumer Staples (0.9%)
10,800,000	Smithfield Foods, Inc.~ 4.000%, 06/30/13	13,527,000
7,000,000	Tyson Foods, Inc. - Series A~ 3.250%, 10/15/13	9,318,750

		22,845,750

	Energy (1.1%)
12,310,000	James River Coal Company* 4.500%, 12/01/15	14,987,425
3,000,000	Newpark Resources, Inc. 4.000%, 10/01/17	3,401,250
8,000,000	Petroleum Development Corp.* 3.250%, 05/15/16	9,330,000

		27,718,675

	Financials (1.5%)
7,000,000	Affiliated Managers Group, Inc. 3.950%, 08/15/38	8,146,250
5,800,000	Jefferies Group, Inc. 3.875%, 11/01/29	5,981,250
8,000,000	Knight Capital Group, Inc. 3.500%, 03/15/15	7,930,000
8,500,000	MF Global Holdings, Ltd. 1.875%, 02/01/16	8,840,000
4,000,000	PHH Corp. 4.000%, 09/01/14	4,455,000

		35,352,500

	Health Care (4.7%)
4,600,000	AMERIGROUP Corp.~ 2.000%, 05/15/12	7,452,000
17,460,000	Cephalon, Inc.~ 2.500%, 05/01/14	21,213,900
19,500,000	Charles River Laboratories International, Inc.~ 2.250%, 06/15/13	21,157,500
3,000,000	China Medical Technologies, Inc.* 6.250%, 12/15/16	3,221,250
8,500,000	Cubist Pharmaceuticals, Inc. 2.500%, 11/01/17	11,390,000
1,800,000	Gilead Sciences, Inc. 0.625%, 05/01/13	2,097,000
7,500,000	Kinetic Concepts, Inc.* 3.250%, 04/15/15	9,843,750
12,000,000	LifePoint Hospitals, Inc. 3.500%, 05/15/14	12,990,000
10,000,000	Onyx Pharmaceuticals, Inc. 4.000%, 08/15/16	12,275,000
4,000,000	PSS World Medical, Inc.* 3.125%, 08/01/14	5,865,000
2,000,000	Vertex Pharmaceuticals, Inc. 3.350%, 10/01/15	2,592,500
2,000,000	Volcano Corp. 2.875%, 09/01/15	2,325,000

		112,422,900

	Industrials (2.1%)
19,100,000	Alliant Techsystems, Inc.~ 2.750%, 09/15/11	19,314,875
2,400,000	Altra Holdings, Inc.* 2.750%, 03/01/31	2,727,000
9,800,000	Covanta Holding Corp. 3.250%, 06/01/14	11,551,750
10,000,000	General Cable Corp.~ 0.875%, 11/15/13	11,587,500
4,550,000	Greenbrier Companies, Inc.* 3.500%, 04/01/18	4,697,875

		49,879,000

	Information Technology (9.1%)
17,800,000	Alliance Data Systems Corp.~ 1.750%, 08/01/13	22,962,000
2,000,000	Arris Group, Inc. 2.000%, 11/15/26	2,107,500
5,000,000	Cadence Design Systems, Inc.* 2.625%, 06/01/15	7,481,250
	Ciena Corp.
5,000,000	3.750%, 10/15/18*	8,043,750
3,900,000	0.875%, 06/15/17	3,870,750
8,625,000	Comtech Telecommunications Corp. 3.000%, 05/01/29	9,131,719

See accompanying Notes to Schedule of Investments	www.calamos.com	93

Market Neutral Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
8,605,000	Concur Technologies, Inc.* 2.500%, 04/15/15	$10,906,838
6,000,000	Digital River, Inc.* 2.000%, 11/01/30	5,962,500
14,300,000	EMC Corp. 1.750%, 12/01/11	25,293,125
	Equinix, Inc.
9,300,000	3.000%, 10/15/14	10,532,250
5,000,000	4.750%, 06/15/16	7,062,500
8,150,000	FEI Company~ 2.875%, 06/01/13	10,309,750
6,000,000	GSI Commerce, Inc. 2.500%, 06/01/27	6,772,500
7,000,000	InterDigital, Inc.* 2.500%, 03/15/16	7,866,250
7,000,000	Ixia* 3.000%, 12/15/15	7,997,500
5,250,000	Lawson Software Americas, Inc.~ 2.500%, 04/15/12	5,571,563
7,500,000	Mentor Graphics Corp.* 4.000%, 04/01/31	7,809,375
14,750,000	Micron Technology, Inc. 1.875%, 06/01/27	17,681,562
2,700,000	Photronics, Inc.* 3.250%, 04/01/16	3,101,625
2,500,000	Quantum Corp.* 3.500%, 11/15/15	2,675,000
2,900,000	RF Micro Devices, Inc. 1.000%, 04/15/14	3,208,125
5,700,000	SanDisk Corp. 1.500%, 08/15/17	6,633,375
3,860,000	Take-Two Interactive Software, Inc. 4.375%, 06/01/14	6,373,825
12,634,000	Tech Data Corp. 2.750%, 12/15/26	13,755,267
5,300,000	TTM Technologies, Inc. 3.250%, 05/15/15	7,526,000

		220,635,899

	Materials (2.1%)
17,000,000	Goldcorp, Inc. 2.000%, 08/01/14	22,737,500
3,000,000	Jaguar Mining, Inc.* 5.500%, 03/31/16	3,168,750
10,000,000	Kinross Gold Corp.~ 1.750%, 03/15/28	10,075,000
6,950,000	Owens-Brockway Glass Container, Inc.* 3.000%, 06/01/15	7,028,187
5,200,000	Steel Dynamics, Inc. 5.125%, 06/15/14	6,539,000

		49,548,437

	Telecommunication Services (1.2%)
13,500,000	SBA Communications Corp. 1.875%, 05/01/13	15,069,375
11,300,000	tw telecom, Inc. 2.375%, 04/01/26	14,322,750

		29,392,125

	TOTAL CONVERTIBLE BONDS (Cost $541,323,442)	612,872,661

U.S. GOVERNMENT AND AGENCY SECURITIES (9.2%)
	United States Treasury Note
100,000,000	3.500%, 05/15/20	102,648,600
75,000,000	2.625%, 08/15/20~	71,326,200
25,000,000	3.625%, 02/15/21	25,683,600
25,000,000	2.625%, 11/15/20	23,656,250

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $228,849,633)	223,314,650

SYNTHETIC CONVERTIBLE SECURITIES (11.9%)
Corporate Bonds (1.9%)

	Consumer Discretionary (0.2%)
4,500,000	Jarden Corp. 8.000%, 05/01/16	4,961,250

	Energy (0.7%)
1,847,000	Arch Western Finance, LLC 6.750%, 07/01/13	1,867,779
4,000,000	Basic Energy Services, Inc. 7.125%, 04/15/16	4,105,000
5,130,000	Berry Petroleum Company 8.250%, 11/01/16	5,450,625
2,000,000	Complete Production Services, Inc. 8.000%, 12/15/16	2,120,000
4,105,000	SESI, LLC~ 6.875%, 06/01/14	4,212,756

		17,756,160

	Health Care (0.4%)
3,000,000	Community Health Systems, Inc. 8.875%, 07/15/15	3,075,000
5,000,000	Valeant Pharmaceuticals International, Inc.* 6.500%, 07/15/16	5,015,625

		8,090,625

	Industrials (0.2%)
1,000,000	FTI Consulting, Inc. 7.750%, 10/01/16	1,055,000
1,000,000	H&E Equipment Services, Inc. 8.375%, 07/15/16	1,043,750
1,710,000	WESCO Distribution, Inc. 7.500%, 10/15/17	1,774,125

		3,872,875

94	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
	Information Technology (0.3%)
5,160,000	Anixter International, Inc.~ 5.950%, 03/01/15	$5,224,500
2,000,000	Jabil Circuit, Inc. 7.750%, 07/15/16	2,280,000

		7,504,500

	Materials (0.1%)
3,000,000	Silgan Holdings, Inc.~ 7.250%, 08/15/16	3,243,750

	TOTAL CORPORATE BONDS	45,429,160

Sovereign Bonds (9.3%)
1,800,000 BRL	Federal Republic of Brazil 10.000%, 01/01/13	11,360,401
	Government of Canada
20,000,000 CAD	2.000%, 06/01/16	20,564,393
10,000,000 CAD	1.500%, 06/01/12	10,579,295
5,000,000 CAD	2.000%, 03/01/14	5,279,501
5,000,000 CAD	1.750%, 03/01/13	5,289,489
5,000,000 CAD	1.250%, 12/01/11	5,287,058
	Government of New Zealand
27,000,000 NZD	6.000%, 11/15/11	22,250,629
4,000,000 NZD	6.000%, 04/15/15	3,436,645
	Government of Singapore
21,000,000 SGD	1.625%, 04/01/13	17,547,271
15,793,000 SGD	1.125%, 04/01/16	12,927,733
12,000,000 SGD	1.375%, 10/01/14	10,082,333
6,434,000 SGD	2.375%, 04/01/17	5,530,249
	Kingdom of Norway
127,000,000 NOK	4.250%, 05/19/17	25,423,286
110,000,000 NOK	5.000%, 05/15/15	22,561,301
287,500,000 SEK	Kingdom of Sweden 3.000%, 07/12/16	47,464,561

	TOTAL SOVEREIGN BONDS	225,584,145

NUMBER OF
CONTRACTS		VALUE
Purchased Options (0.7%)#

	Consumer Discretionary (0.1%)
500	NetFlix, Inc. Call, 01/21/12, Strike $240.00	1,627,500

	Energy (0.2%)
	El Paso Corp.
2,000	Call, 01/21/12, Strike $15.00	985,000
2,000	Call, 01/19/13, Strike $17.50	840,000
2,850	Patterson-UTI Energy, Inc. Call, 01/21/12, Strike $31.00	1,068,750
2,300	Suncor Energy, Inc. Call, 01/21/12, Strike $40.00	2,006,750

		4,900,500

	Information Technology (0.3%)
600	F5 Networks, Inc. Call, 01/19/13, Strike $105.00	1,353,000
	Jabil Circuit, Inc.
4,000	Call, 01/21/12, Strike $20.00	1,080,000
2,000	Call, 01/19/13, Strike $17.50	1,110,000
300	OpenTable, Inc. Call, 01/21/12, Strike $95.00	814,500
1,650	Riverbed Technology, Inc. Call, 01/21/12, Strike $40.00	676,500
1,000	Sohu.com, Inc. Call, 01/19/13, Strike $105.00	2,545,000

		7,579,000

	Materials (0.1%)
770	Agrium, Inc. Call, 01/21/12, Strike $95.00	577,500
	Cliffs Natural Resources, Inc.
580	Call, 01/21/12, Strike $95.00	710,500
580	Call, 01/21/12, Strike $85.00	1,013,550
	Mosaic Company
770	Call, 01/21/12, Strike $85.00	429,275
770	Call, 01/21/12, Strike $72.50	823,900

		3,554,725

	TOTAL PURCHASED OPTIONS	17,661,725

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $270,247,471)	288,675,030

NUMBER OF
SHARES		VALUE
COMMON STOCKS (51.8%)

	Consumer Discretionary (3.9%)
81,000	Amazon.com, Inc.#	15,916,500
69,000	Coach, Inc.	4,126,890
408,500	Comcast Corp. - Class A	10,719,040
95,000	DIRECTV - Class A#	4,616,050
175,000	Home Depot, Inc.	6,499,500
115,000	McDonald’s Corp.	9,005,650
10,000	Priceline.com, Inc.#	5,470,100
90,000	Staples, Inc.	1,902,600
210,000	Starbucks Corp.	7,599,900
85,000	Target Corp.	4,173,500
130,000	TJX Companies, Inc.	6,970,600
348,300	Walt Disney Company	15,011,730
50,000	Yum! Brands, Inc.	2,682,000

		94,694,060

	Consumer Staples (5.6%)
250,000	Altria Group, Inc.	6,710,000
460,000	Coca-Cola Company	31,031,600
145,000	Costco Wholesale Corp.	11,733,400

See accompanying Notes to Schedule of Investments	www.calamos.com	95

Market Neutral Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES		VALUE
135,000	Kimberly-Clark Corp.	$8,918,100
160,800	PepsiCo, Inc.	11,077,512
189,500	Philip Morris International, Inc.	13,158,880
422,800	Procter & Gamble Company	27,439,720
389,500	Wal-Mart Stores, Inc.	21,414,710
110,000	Walgreen Company	4,699,200

		136,183,122

	Energy (7.3%)
117,500	Apache Corp.	15,670,975
135,000	Baker Hughes, Inc.	10,450,350
195,000	Chesapeake Energy Corp.	6,565,650
277,500	Chevron Corp.	30,369,600
153,000	ConocoPhillips	12,076,290
620,820	Exxon Mobil Corp.	54,632,160
219,000	Halliburton Company	11,055,120
185,000	Marathon Oil Corp.	9,997,400
130,000	Occidental Petroleum Corp.	14,857,700
125,000	Schlumberger, Ltd.	11,218,750

		176,893,995

	Financials (7.1%)
149,000	Aflac, Inc.	8,372,310
1,125,900	Bank of America Corp.	13,826,052
200,000	Bank of New York Mellon Corp.	5,792,000
200,000	Berkshire Hathaway, Inc. - Class B#	16,660,000
170,000	Chubb Corp.	11,082,300
14,250	CME Group, Inc.	4,214,722
35,100	Franklin Resources, Inc.	4,532,112
56,000	Goldman Sachs Group, Inc.	8,456,560
667,700	JPMorgan Chase & Company	30,467,151
184,140	MetLife, Inc.	8,615,911
170,000	Prudential Financial, Inc.	10,781,400
83,000	T. Rowe Price Group, Inc.	5,332,750
150,000	Travelers Companies, Inc.	9,492,000
627,500	US Bancorp	16,202,050
625,000	Wells Fargo & Company	18,193,750

		172,021,068

	Health Care (6.0%)
257,800	Abbott Laboratories	13,415,912
109,000	Amgen, Inc.#	6,196,650
240,200	Bristol-Myers Squibb Company	6,749,620
538,750	Johnson & Johnson	35,406,650
405,000	Medtronic, Inc.	16,908,750
344,200	Merck & Company, Inc.	12,373,990
1,293,600	Pfizer, Inc.	27,113,856
115,000	Stryker Corp.	6,785,000
155,000	Thermo Fisher Scientific, Inc.#	9,298,450
150,000	UnitedHealth Group, Inc.	7,384,500
42,000	Waters Corp.#	4,116,000

		145,749,378

	Industrials (6.0%)
239,000	3M Company	23,233,190
65,000	Caterpillar, Inc.	7,501,650
120,000	Eaton Corp.	6,423,600
60,000	Emerson Electric Company	3,645,600
58,000	FedEx Corp.	5,548,860
2,077,500	General Electric Company	42,484,875
229,000	Honeywell International, Inc.	14,021,670
45,000	Union Pacific Corp.	4,656,150
82,500	United Parcel Service, Inc.	6,185,025
345,000	United Technologies Corp.	30,905,100

		144,605,720

	Information Technology (12.0%)
70,000	Altera Corp.	3,409,000
183,250	Apple, Inc.#	63,813,149
210,000	Applied Materials, Inc.	3,294,900
80,000	Autodesk, Inc.#	3,598,400
1,225,000	Cisco Systems, Inc.	21,511,000
40,000	Cognizant Technology Solutions Corp.#	3,316,000
325,000	Corning, Inc.	6,805,500
120,000	eBay, Inc.#	4,128,000
53,900	Google, Inc.#	29,326,991
138,400	Hewlett-Packard Company	5,587,208
615,500	Intel Corp.	14,273,445
134,200	International Business Machines Corp.	22,891,836
1,303,400	Microsoft Corp.	33,914,468
1,229,500	Oracle Corp.	44,323,475
427,100	QUALCOMM, Inc.	24,276,364
120,000	Texas Instruments, Inc.	4,263,600

		288,733,336

	Materials (1.4%)
130,000	Dow Chemical Company	5,328,700
123,000	E.I. du Pont de Nemours and Company	6,985,170
110,000	Freeport-McMoRan Copper & Gold, Inc.	6,053,300
52,000	Monsanto Company	3,538,080
54,000	Newmont Mining Corp.	3,164,940
90,000	Nucor Corp.	4,226,400
45,000	PPG Industries, Inc.	4,260,150

		33,556,740

	Telecommunication Services (1.2%)
535,100	AT&T, Inc.	16,652,312
335,000	Verizon Communications, Inc.	12,656,300

		29,308,612

96	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES		VALUE
	Utilities (1.3%)
215,000	Dominion Resources, Inc.	$9,980,300
419,600	Duke Energy Corp.	7,825,540
75,000	Edison International	2,945,250
55,000	Entergy Corp.	3,834,600
122,000	PG&E Corp.	5,621,760

		30,207,450

	TOTAL COMMON STOCKS (Cost $1,250,292,681)	1,251,953,481

NUMBER OF
CONTRACTS		VALUE
PURCHASED OPTIONS (0.2%)#

	Consumer Discretionary (0.0%)
500	Home Inns & Hotels Management, Inc. Put, 06/18/11, Strike $20.00	6,250
800	MGM Resorts International Put, 06/18/11, Strike $9.00	2,800
165	RadioShack Corp. Put, 10/22/11, Strike $11.00	3,217

		12,267

	Energy (0.0%)
	James River Coal Company
615	Put, 06/18/11, Strike $12.50	3,075
380	Put, 06/18/11, Strike $15.00	3,800

		6,875

	Information Technology (0.0%)
700	GSI Commerce, Inc. Put, 07/16/11, Strike $15.00	1,750

	Materials (0.0%)
800	Jaguar Mining, Inc. Put, 06/18/11, Strike $4.00	6,000

	Other (0.2%)
	S & P 500 Index
1,150	Put, 07/16/11, Strike $1,250.00	1,201,750
1,000	Put, 05/21/11, Strike $1,260.00	132,500
550	Put, 08/20/11, Strike $1,275.00	1,243,000
500	Put, 06/18/11, Strike $1,270.00	332,500
500	Put, 07/16/11, Strike $1,300.00	915,000
500	Put, 08/20/11, Strike $1,300.00	1,415,000
400	Put, 07/16/11, Strike $1,260.00	468,000

		5,707,750

	TOTAL PURCHASED OPTIONS (Cost $14,341,448)	5,734,642

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (0.7%)
16,944,053	Fidelity Prime Money Market Fund - Institutional Class (Cost $16,944,053)	16,944,053

TOTAL INVESTMENTS (99.2%) (Cost $2,321,998,728)		2,399,494,517

OTHER ASSETS, LESS LIABILITIES (0.8%)		18,734,699

NET ASSETS (100.0%)		$2,418,229,216

PRINCIPAL
AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES SOLD SHORT (-9.3%)#
	United States Treasury Note
(150,000,000)	0.500%, 11/30/12	(150,175,800)
(50,000,000)	0.750%, 03/31/13	(50,175,800)
(25,000,000)	0.625%, 01/31/13	(25,052,750)

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES SOLD SHORT (Proceeds $225,123,484)	(225,404,350)

NUMBER OF
SHARES		VALUE
COMMON STOCKS SOLD SHORT (-14.0%)#

	Consumer Discretionary (-1.8%)
(82,500)	Coinstar, Inc.	(4,453,350)
(172,700)	D.R. Horton, Inc.	(2,148,388)
(221,200)	Gaylord Entertainment Company	(7,934,444)
(63,000)	Home Inns & Hotels Management, Inc.	(2,723,490)
(565,400)	Interpublic Group of Companies, Inc.	(6,643,450)
(151,500)	JAKKS Pacific, Inc.	(3,187,560)
(132,100)	MGM Resorts International	(1,672,386)
(30,000)	NetFlix, Inc.	(6,980,100)
(20,000)	RadioShack Corp.	(316,200)
(212,500)	Virgin Media, Inc.	(6,430,250)

		(42,489,618)

	Consumer Staples (-0.5%)
(307,100)	Smithfield Foods, Inc.	(7,235,276)
(290,900)	Tyson Foods, Inc. - Class A	(5,788,910)

		(13,024,186)

	Energy (-1.0%)
(152,000)	El Paso Corp.	(2,950,320)
(349,385)	James River Coal Company	(8,147,658)
(151,000)	Newpark Resources, Inc.	(1,363,530)

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Market Neutral Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
SHARES		VALUE
(85,000)	Patterson-UTI Energy, Inc.	$(2,644,350)
(132,000)	Petroleum Development Corp.	(5,256,240)
(80,000)	Suncor Energy, Inc.	(3,683,200)

		(24,045,298)

	Financials (-0.5%)
(27,940)	Affiliated Managers Group, Inc.	(3,047,695)
(37,250)	Jefferies Group, Inc.	(900,333)
(196,900)	Knight Capital Group, Inc.	(2,701,468)
(491,400)	MF Global Holdings, Ltd.	(4,132,674)
(111,700)	PHH Corp.	(2,397,082)

		(13,179,252)

	Health Care (-2.5%)
(104,200)	AMERIGROUP Corp.	(7,116,860)
(125,500)	Cephalon, Inc.	(9,638,400)
(200,125)	Charles River Laboratories International, Inc.	(8,443,274)
(124,400)	China Medical Technologies, Inc.	(1,469,164)
(246,000)	Cubist Pharmaceuticals, Inc.	(8,327,100)
(25,000)	Gilead Sciences, Inc.	(971,000)
(88,000)	Kinetic Concepts, Inc.	(5,194,640)
(132,150)	LifePoint Hospitals, Inc.	(5,498,761)
(160,250)	Onyx Pharmaceuticals, Inc.	(6,020,593)
(154,100)	PSS World Medical, Inc.	(4,431,916)
(21,000)	Vertex Pharmaceuticals, Inc.	(1,155,420)
(41,000)	Volcano Corp.	(1,093,060)

		(59,360,188)

	Industrials (-0.6%)
(64,725)	Altra Holdings, Inc.	(1,643,368)
(405,930)	Covanta Holding Corp.	(6,969,818)
(109,350)	General Cable Corp.	(5,303,475)
(66,000)	Greenbrier Companies, Inc.	(1,786,620)

		(15,703,281)

	Information Technology (-5.1%)
(158,900)	Alliance Data Systems Corp.	(15,095,500)
(50,000)	Arris Group, Inc.	(600,000)
(493,400)	Cadence Design Systems, Inc.	(5,121,492)
(265,400)	Ciena Corp.	(7,494,896)
(141,800)	Comtech Telecommunications Corp.	(4,012,940)
(103,500)	Concur Technologies, Inc.	(5,989,545)
(64,861)	Digital River, Inc.	(2,110,577)
(578,800)	EMC Corp.	(16,403,192)
(61,000)	Equinix, Inc.	(6,140,260)
(20,000)	F5 Networks, Inc.	(2,027,200)
(171,180)	FEI Company	(5,556,503)
(111,600)	GSI Commerce, Inc.	(3,266,532)
(68,500)	InterDigital, Inc.	(3,170,865)
(198,000)	Ixia	(3,235,320)
(157,000)	Jabil Circuit, Inc.	(3,114,880)
(39,950)	Lawson Software Americas, Inc.	(442,246)
(200,000)	Mentor Graphics Corp.	(2,950,000)
(944,550)	Micron Technology, Inc.	(10,663,970)
(21,500)	OpenTable, Inc.	(2,392,735)
(156,980)	Photronics, Inc.	(1,370,435)
(346,500)	Quantum Corp.	(1,101,870)
(217,000)	RF Micro Devices, Inc.	(1,445,220)
(45,000)	Riverbed Technology, Inc.	(1,581,300)
(78,800)	SanDisk Corp.	(3,872,232)
(43,000)	Sohu.com, Inc.	(4,547,680)
(270,000)	Take-Two Interactive Software, Inc.	(4,368,600)
(46,700)	Tech Data Corp.	(2,481,171)
(194,400)	TTM Technologies, Inc.	(3,716,928)

		(124,274,089)

	Materials (-1.2%)
(17,500)	Agrium, Inc.	(1,582,525)
(31,000)	Cliffs Natural Resources, Inc.	(2,905,320)
(247,400)	Goldcorp, Inc.	(13,812,342)
(277,000)	Jaguar Mining, Inc.	(1,548,430)
(69,500)	Kinross Gold Corp.	(1,100,880)
(43,500)	Mosaic Company	(3,256,410)
(64,600)	Owens-Illinois, Inc.	(1,916,682)
(173,500)	Steel Dynamics, Inc.	(3,155,965)

		(29,278,554)

	Telecommunication Services (-0.8%)
(232,000)	SBA Communications Corp.	(8,962,160)
(429,600)	tw telecom, Inc.	(9,253,584)

		(18,215,744)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $278,976,036)	(339,570,210)

98	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund  Schedule of Investments April 30, 2011 (Unaudited)

NUMBER OF
CONTRACTS		VALUE
WRITTEN OPTIONS (-1.2%)#

	Consumer Discretionary (0.0%)
	Coinstar, Inc.
200	Call, 07/16/11, Strike $47.50	$(161,000)
100	Call, 07/16/11, Strike $50.00	(63,000)
250	Home Inns & Hotels Management, Inc. Call, 06/18/11, Strike $45.00	(43,750)

		(267,750)

	Other (-1.2%)
	S & P 500 Index
1,750	Call, 07/16/11, Strike $1,360.00	(6,133,750)
1,000	Call, 06/18/11, Strike $1,350.00	(3,245,000)
1,000	Call, 06/18/11, Strike $1,325.00	(5,005,000)
1,000	Call, 08/20/11, Strike $1,350.00	(5,025,000)
1,000	Call, 09/17/11, Strike $1,375.00	(4,325,000)
500	Call, 07/16/11, Strike $1,375.00	(1,350,000)
500	Call, 07/16/11, Strike $1,350.00	(2,052,500)
300	Call, 08/20/11, Strike $1,375.00	(1,087,500)
250	Call, 07/16/11, Strike $1,380.00	(612,500)

		(28,836,250)

	TOTAL WRITTEN OPTIONS (Premium $17,323,850)	(29,104,000)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $134,593,263 or 5.6% of net assets.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities aggregate a total value of $163,888,925.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	99

Statements of Assets and Liabilities  April 30, 2011 (Unaudited)

	GROWTH	VALUE	BLUE CHIP	DISCOVERY	INTERNATIONAL
	FUND	FUND	FUND	GROWTH FUND	GROWTH FUND
ASSETS
Investments in securities, at cost	$7,127,767,991	$39,259,658	$50,698,424	$29,004,000	$337,101,741

Investments in securities, at value	$9,758,424,138	$48,570,260	$69,897,240	$38,429,361	$459,924,218
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	—	—	12,278	—
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $27; $2; $356,932)	30	—	2	—	358,593
Unrealized appreciation on forward foreign currency contracts	—	—	4,215	—	—
Receivables:
Accrued interest and dividends	4,040,987	40,505	66,084	2,670	888,835
Investments sold	64,950,841	—	140,337	1,705,358	—
Fund shares sold	9,547,404	2,191	19,341	918,916	9,304,114
Prepaid expenses	251,523	35,872	35,886	17,751	60,774
Deferred offering costs	—	—	—	10,304	—
Other assets	785,325	72,397	65,409	3,847	63,804

Total assets	9,838,000,248	48,721,225	70,228,514	41,100,485	470,600,338

LIABILITIES
Due to custodian bank	—	—	24,262	—	—
Foreign currency overdraft (cost $12)	—	12	—	—	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	6,972,005	108,781	121,993	—	—
Payables:
Investments purchased	113,725,264	—	—	1,613,618	10,247,960
Fund shares redeemed	14,433,678	151,650	45,639	12,513	517,411
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	6,304,866	38,758	56,027	29,223	392,017
Distribution fees	207,293	842	1,245	616	7,134
Deferred compensation to trustees	785,325	72,397	65,409	3,847	63,804
Financial accounting fees	88,609	440	637	333	3,967
Trustees’ fees and officer compensation	16,005	863	948	1,368	1,355
Other accounts payable and accrued liabilities	2,182,806	30,864	27,479	20,479	92,289

Total liabilities	144,715,851	404,607	343,639	1,681,997	11,325,937

NET ASSETS	$9,693,284,397	$48,316,618	$69,884,875	$39,418,488	$459,274,401

COMPOSITION OF NET ASSETS
Paid in capital	$6,755,379,257	$46,240,270	$67,050,562	$29,144,651	$419,241,589
Undistributed net investment income (loss)	(27,923,797)	(105,990)	(206,297)	(225,254)	(924,875)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	342,095,727	(7,020,586)	(16,040,786)	1,073,730	(81,875,986)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	2,623,733,210	9,202,924	19,081,396	9,425,361	122,833,673

NET ASSETS	$9,693,284,397	$48,316,618	$69,884,875	$39,418,488	$459,274,401

CLASS A SHARES†
Net assets applicable to shares outstanding	$5,521,752,310	$27,314,584	$26,445,873	$24,596,087	$209,536,035
Shares outstanding	94,075,140	2,213,741	1,910,420	1,603,574	11,301,852
Net asset value and redemption price per share	$58.70	$12.34	$13.84	$15.34	$18.54

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$61.63	$12.96	$14.53	$16.10	$19.46

CLASS B SHARES†**
Net assets applicable to shares outstanding	$503,446,311	$3,525,272	$4,130,396	$1,812,870	$17,769,073
Shares outstanding	8,648,843	305,271	312,005	118,877	994,455
Net asset value and redemption price per share	$58.21	$11.55	$13.24	$15.25	$17.87

CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,907,678,025	$4,963,142	$12,068,991	$2,615,290	$60,112,789
Shares outstanding	35,810,114	430,061	911,230	171,496	3,368,611
Net asset value and redemption price per share	$53.27	$11.54	$13.24	$15.25	$17.84

CLASS I SHARES†
Net assets applicable to shares outstanding	$1,747,246,097	$12,413,619	$27,124,352	$8,862,300	$169,970,516
Shares outstanding	27,309,377	988,978	1,948,034	577,114	9,094,352
Net asset value and redemption price per share	$63.98	$12.55	$13.92	$15.36	$18.69

CLASS R SHARES†
Net assets applicable to shares outstanding	$13,161,654	$100,001	$115,263	$1,531,941	$1,885,988
Shares outstanding	226,673	8,158	8,377	100,000	102,594
Net asset value and redemption price per share	$58.06	$12.26	$13.76	$15.32	$18.38

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

100	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities  April 30, 2011 (Unaudited)

				GLOBAL GROWTH
	EVOLVING WORLD	GLOBAL EQUITY	GROWTH AND	AND INCOME	CONVERTIBLE
	GROWTH FUND	FUND	INCOME FUND	FUND	FUND
ASSETS
Investments in securities, at cost	$145,738,689	$60,741,956	$3,734,145,197	$1,451,170,245	$2,986,757,910

Investments in securities, at value	$185,114,134	$83,291,653	$4,782,120,638	$1,788,183,252	$3,561,307,340
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	—	—	—	—
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $88,401; $30,297; $7; $208,434; $5)	88,401	30,417	7	210,383	5
Unrealized appreciation on forward foreign currency contracts	—	5,833	—	215,936	—
Receivables:
Accrued interest and dividends	394,235	111,890	16,917,298	8,267,352	17,386,676
Investments sold	—	—	606,748	185,326	25,147,210
Fund shares sold	5,823,579	351,621	13,264,828	11,249,099	3,099,333
Prepaid expenses	31,460	42,022	175,028	95,229	191,040
Deferred offering costs	—	—	—	—	—
Other assets	23,578	35,628	363,385	125,992	175,823

Total assets	191,475,387	83,869,064	4,813,447,932	1,808,532,569	3,607,307,427

LIABILITIES
Due to custodian bank	—	—	—	—	—
Foreign currency overdraft	—	—	—	—	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $1,143,241)	—	—	2,822,625	—	—
Unrealized depreciation on forward foreign currency contracts	—	548,773	5,083,710	10,923,354	3,369,696
Payables:
Investments purchased	246,973	487,391	—	18,051,891	46,696,130
Fund shares redeemed	103,270	47,458	5,544,478	4,339,640	7,359,017
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	157,106	71,286	2,541,155	1,342,701	1,941,020
Distribution fees	1,735	1,360	124,409	25,944	64,859
Deferred compensation to trustees	23,578	35,628	363,385	125,992	175,823
Financial accounting fees	1,624	738	43,343	16,174	32,851
Trustees’ fees and officer compensation	957	769	8,780	4,494	15,460
Other accounts payable and accrued liabilities	39,673	31,954	910,410	271,899	612,050

Total liabilities	574,916	1,225,357	17,442,295	35,102,089	60,266,906

NET ASSETS	$190,900,471	$82,643,707	$4,796,005,637	$1,773,430,480	$3,547,040,521

COMPOSITION OF NET ASSETS
Paid in capital	$151,613,372	$72,098,740	$3,880,440,134	$1,514,375,217	$2,710,368,451
Undistributed net investment income (loss)	(69,192)	(99,933)	(6,893,359)	4,593,598	(10,162,335)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(23,878)	(11,365,685)	(119,326,651)	(72,171,961)	275,094,833
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	39,380,169	22,010,585	1,041,785,513	326,633,626	571,739,572

NET ASSETS	$190,900,471	$82,643,707	$4,796,005,637	$1,773,430,480	$3,547,040,521

CLASS A SHARES†
Net assets applicable to shares outstanding	$90,721,205	$39,590,647	$2,102,814,985	$419,338,959	$1,747,492,662
Shares outstanding	6,242,326	2,960,602	61,224,745	36,280,504	83,113,757
Net asset value and redemption price per share	$14.53	$13.37	$34.35	$11.56	$21.03

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$15.25	$14.04	$36.06	$12.14	$22.08

CLASS B SHARES†**
Net assets applicable to shares outstanding	$2,195,471	$3,236,221	$274,995,410	$42,393,077	$29,631,427
Shares outstanding	152,366	247,589	7,059,334	3,627,088	1,186,802
Net asset value and redemption price per share	$14.41	$13.07	$38.95	$11.69	$24.97

CLASS C SHARES†**
Net assets applicable to shares outstanding	$6,330,258	$10,914,976	$1,471,530,978	$326,303,101	$716,339,772
Shares outstanding	439,650	836,587	42,712,385	29,831,350	34,247,602
Net asset value and redemption price per share	$14.40	$13.05	$34.45	$10.94	$20.92

CLASS I SHARES†
Net assets applicable to shares outstanding	$90,173,747	$27,099,852	$933,137,918	$983,621,988	$1,049,117,700
Shares outstanding	6,180,611	2,017,395	27,771,509	83,705,834	53,145,143
Net asset value and redemption price per share	$14.59	$13.43	$33.60	$11.75	$19.74

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,479,790	$1,802,011	$13,526,346	$1,773,355	$4,458,960
Shares outstanding	101,846	135,994	395,816	154,684	212,678
Net asset value and redemption price per share	$14.53	$13.25	$34.17	$11.46	$20.97

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	101

Statements of Assets and Liabilities  April 30, 2011 (Unaudited)

	TOTAL RETURN	HIGH YIELD	MARKET NEUTRAL
	BOND FUND	FUND	INCOME FUND
ASSETS
Investments in securities, at cost	$187,155,845	$261,027,389	$2,321,998,728

Investments in securities, at value	$199,601,046	$285,057,881	$2,399,494,517
Cash with custodian (interest bearing)	—	—	8,359,467
Restricted cash for short positions (interest bearing)	—	—	586,811,019
Due from investment advisor	15,265	—	—
Restricted foreign currency for short positions (cost $2)	—	—	2
Foreign currency (cost $228)	—	—	228
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Accrued interest and dividends	2,217,663	4,123,975	13,118,016
Investments sold	—	13,656,087	93,785,447
Fund shares sold	144,887	907,630	8,054,211
Prepaid expenses	32,088	45,830	164,618
Deferred offering costs	—	—	—
Other assets	40,416	82,142	158,420

Total assets	202,051,365	303,873,545	3,109,945,945

LIABILITIES
Due to custodian bank	—	—	—
Foreign currency overdraft	—	—	—
Securities sold short, at value (proceeds $504,099,520)	—	—	564,974,560
Options written, at value (premium $17,323,850)	—	—	29,104,000
Unrealized depreciation on forward foreign currency contacts	—	—	—
Payables:
Investments purchased	—	8,156,360	90,717,027
Fund shares redeemed	293,698	747,682	4,242,026
Dividends payable	34,270	165,312	—
Affiliates:
Investment advisory fees	91,474	179,786	1,339,587
Distribution fees	4,524	5,975	38,192
Deferred compensation to trustees	40,416	82,142	158,420
Financial accounting fees	1,889	2,724	22,339
Trustees’ fees and officer compensation	1,488	1,689	1,011
Other accounts payable and accrued liabilities	58,507	87,389	1,119,567

Total liabilities	526,266	9,429,059	691,716,729

NET ASSETS	$201,525,099	$294,444,486	$2,418,229,216

COMPOSITION OF NET ASSETS
Paid in capital	$187,023,144	$270,630,329	$2,483,579,257
Undistributed net investment income (loss)	(278,537)	(904,577)	2,882,566
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	2,244,846	688,242	(73,363,788)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	12,535,646	24,030,492	5,131,181

NET ASSETS	$201,525,099	$294,444,486	$2,418,229,216

CLASS A SHARES†
Net assets applicable to shares outstanding	$103,518,197	$200,570,559	$1,356,971,298
Shares outstanding	9,266,090	19,770,691	110,042,353
Net asset value and redemption price per share	$11.17	$10.14	$12.33

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.61 #	$10.65	$12.94

CLASS B SHARES†**
Net assets applicable to shares outstanding	$15,721,454	$13,537,606	$21,707,397
Shares outstanding	1,407,349	1,282,120	1,674,230
Net asset value and redemption price per share	$11.17	$10.56	$12.97

CLASS C SHARES†**
Net assets applicable to shares outstanding	$40,437,477	$45,474,632	$335,379,807
Shares outstanding	3,620,882	4,338,370	26,807,194
Net asset value and redemption price per share	$11.17	$10.48	$12.51

CLASS I SHARES†
Net assets applicable to shares outstanding	$40,322,939	$34,603,790	$701,251,620
Shares outstanding	3,610,519	3,411,138	57,404,935
Net asset value and redemption price per share	$11.17	$10.14	$12.22

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,525,032	$257,899	$2,919,094
Shares outstanding	136,479	25,440	237,348
Net asset value and redemption price per share	$11.17	$10.14	$12.30

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

102	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations  Six Months Ended April 30, 2011 (Unaudited)

	GROWTH	VALUE	BLUE CHIP	DISCOVERY	INTERNATIONAL
	FUND	FUND	FUND	GROWTH FUND	GROWTH FUND
INVESTMENT INCOME
Interest	$3,357,995	$—	$16,784	$—	$—
Dividends	31,006,578	428,325	384,427	84,820	2,166,463
Dividend taxes withheld	(679,584)	(11,648)	(13,610)	(300)	(152,426)

Total investment income	33,684,989	416,677	387,601	84,520	2,014,037

EXPENSES
Investment advisory fees	36,533,498	267,021	326,955	136,439	1,764,486
Performance fees	—	—	—	—	209,739
Distribution fees
Class A	6,463,258	37,429	31,448	22,342	200,058
Class B	2,530,667	18,360	20,778	7,007	84,241
Class C	9,066,443	27,331	56,282	9,980	261,011
Class R	27,501	233	265	3,296	3,443
Transfer agent fees	5,909,644	37,400	27,764	12,887	161,904
Printing and mailing fees	513,820	3,012	3,205	787	17,260
Financial accounting fees	513,467	3,037	3,722	1,553	20,079
Custodian fees	288,920	4,392	5,906	3,887	40,963
Accounting fees	222,139	7,459	7,862	8,424	15,895
Trustees’ fees and officer compensation	127,904	7,033	7,229	7,187	10,895
Audit fees	101,018	10,798	10,923	7,302	14,078
Registration fees	78,726	31,066	31,249	4,758	34,104
Legal fees	56,398	3,353	3,410	3,034	5,131
Dividend and interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	59,730	—
Other	184,013	5,942	4,681	2,962	12,203

Total expenses	62,617,416	463,866	541,679	291,575	2,855,490
Less expense reductions	—	—	—	(78,291)	—

Net expenses	62,617,416	463,866	541,679	213,284	2,855,490

NET INVESTMENT INCOME (LOSS)	(28,932,427)	(47,189)	(154,078)	(128,764)	(841,453)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	528,514,064	3,142,035	3,609,986	1,548,807	14,401,282
Purchased options	(231,936,847)	(1,680,311)	(1,830,992)	(463,957)	(10,657,832)
Foreign currency transactions	(21,550,422)	(143,901)	(623,863)	—	(230,777)
Written options	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,143,272,032	3,484,302	7,442,239	6,753,505	57,325,776
Purchased options	200,393,561	1,407,571	1,512,549	21,957	6,962,257
Foreign currency translations	(6,901,060)	(111,458)	(117,885)	—	(8,436)
Written options	—	—	—	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS)	1,611,791,328	6,098,238	9,992,034	7,860,312	67,792,270

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,582,858,901	$6,051,049	$9,837,956	$7,731,548	$66,950,817

See accompanying Notes to Financial Statements	www.calamos.com	103

Statements of Operations  Six Months Ended April 30, 2011 (Unaudited)

				GLOBAL GROWTH
	EVOLVING WORLD	GLOBAL EQUITY	GROWTH AND	AND INCOME	CONVERTIBLE
	GROWTH FUND	FUND	INCOME FUND	FUND	FUND
INVESTMENT INCOME
Interest	$235,714	$1,761	$32,631,530	$9,956,043	$40,462,208
Dividends	950,680	332,216	23,662,164	8,503,815	13,452,790
Dividend taxes withheld	(48,646)	(20,412)	(212,515)	(475,431)	(172,912)

Total investment income	1,137,748	313,565	56,081,179	17,984,427	53,742,086

EXPENSES
Investment advisory fees	770,463	324,462	14,385,064	7,582,191	11,834,074
Performance fees	—	32,332	—	—	—
Distribution fees
Class A	84,309	42,166	2,349,539	465,002	2,214,323
Class B	9,953	14,507	1,424,697	213,365	208,645
Class C	22,748	41,372	6,799,975	1,506,894	3,526,342
Class R	3,335	3,435	28,461	3,858	9,479
Transfer agent fees	38,620	25,176	2,151,827	505,720	1,572,129
Printing and mailing fees	4,798	3,190	180,541	45,731	184,280
Financial accounting fees	7,971	3,692	245,328	91,167	200,675
Custodian fees	26,590	10,989	118,604	98,742	101,845
Accounting fees	11,843	8,759	112,225	48,741	95,618
Trustees’ fees and officer compensation	8,026	7,024	64,905	28,642	77,576
Audit fees	11,880	10,915	54,024	29,890	47,953
Registration fees	30,575	33,595	72,251	48,570	113,888
Legal fees	3,902	3,425	19,874	12,773	25,753
Dividend and interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	—	—
Other	11,295	9,936	71,452	33,477	61,406

Total expenses	1,046,308	574,975	28,078,767	10,714,763	20,273,986
Less expense reductions	—	—	—	—	—

Net expenses	1,046,308	574,975	28,078,767	10,714,763	20,273,986

NET INVESTMENT INCOME (LOSS)	91,440	(261,410)	28,002,412	7,269,664	33,468,100

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	5,029,080	2,250,114	229,426,090	98,829,747	254,850,607
Purchased options	(3,249,445)	(1,837,527)	(76,127,919)	(22,077,841)	1,003,485
Foreign currency transactions	(96,252)	(1,501,556)	(15,451,583)	(31,185,957)	(9,497,624)
Written options	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	19,920,110 *	11,446,751	371,393,400	141,630,275	107,737,231
Purchased options	1,687,820	1,151,545	65,124,785	17,185,333	(8,470,929)
Foreign currency translations	1,158	(332,486)	(4,644,689)	(6,365,541)	(876,203)
Written options	—	—	(1,679,384)	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS)	23,292,471	11,176,841	568,040,700	198,016,016	344,746,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,383,911	$10,915,431	$596,043,112	$205,285,680	$378,214,667

*	Net of change of $(85,748) in deferred capital gains tax.

104	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations  Six Months Ended April 30, 2011 (Unaudited)

	TOTAL RETURN	HIGH YIELD	MARKET NEUTRAL
	BOND FUND	FUND	INCOME FUND
INVESTMENT INCOME
Interest	$3,711,258	$9,563,012	$21,874,937
Dividends	2,790	1,074,957	11,981,764
Dividend taxes withheld	—	—	—

Total investment income	3,714,048	10,637,969	33,856,701

EXPENSES
Investment advisory fees	583,039	1,088,985	7,671,252
Performance fees	—	—	—
Distribution fees
Class A	132,302	240,585	1,594,027
Class B	89,585	75,837	116,109
Class C	218,414	230,717	1,707,424
Class R	3,461	639	6,790
Transfer agent fees	74,818	161,491	1,606,107
Printing and mailing fees	7,041	11,016	141,985
Financial accounting fees	12,063	16,526	127,790
Custodian fees	10,763	11,631	53,656
Accounting fees	19,056	21,507	66,000
Trustees’ fees and officer compensation	9,559	10,721	40,038
Audit fees	13,018	13,940	34,882
Registration fees	32,361	35,360	95,790
Legal fees	4,358	6,433	17,865
Dividend and interest expense on short positions	—	—	903,354
Offering costs	—	—	—
Other	7,542	9,890	53,569

Total expenses	1,217,380	1,935,278	14,236,638
Less expense reductions	(83,364)	—	—

Net expenses	1,134,016	1,935,278	14,236,638

NET INVESTMENT INCOME (LOSS)	2,580,032	8,702,691	19,620,063

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	2,982,640	6,779,195	135,170,278
Purchased options	—	(3,319,298)	(17,679,845)
Foreign currency transactions	16,639	12,237	3,737,809
Written options	—	—	(43,959,362)
Short positions	—	—	(40,210,482)
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,304,356)	(1,090,444)	74,141,959
Purchased options	—	2,459,786	(2,105,247)
Foreign currency translations	59,451	(2,130)	(538,650)
Written options	—	—	(3,138,067)
Short positions	—	—	(26,436,556)

NET GAIN (LOSS)	754,374	4,839,346	78,981,837

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,334,406	$13,542,037	$98,601,900

See accompanying Notes to Financial Statements	www.calamos.com	105

Statements of Changes in Net Assets

	GROWTH FUND		VALUE FUND		BLUE CHIP FUND
	(UNAUDITED)		(UNAUDITED)		(UNAUDITED)
	SIX MONTHS		SIX MONTHS		SIX MONTHS
	ENDED	YEAR ENDED	ENDED	YEAR ENDED	ENDED	YEAR ENDED
	APRIL 30,	OCTOBER 31,	APRIL 30,	OCTOBER 31,	APRIL 30,	OCTOBER 31,
	2011	2010	2011	2010	2011	2010
OPERATIONS
Net investment income (loss)	$(28,932,427)	$(44,599,780)	$(47,189)	$(18,111)	$(154,078)	$(175,442)
Net realized gain (loss)	275,026,795	539,963,704	1,317,823	(3,816,348)	1,155,131	1,123,965
Change in unrealized appreciation/(depreciation)	1,336,764,533	1,037,843,496	4,780,415	6,388,952	8,836,903	7,581,203

Net increase (decrease) in net assets resulting from operations	1,582,858,901	1,533,207,420	6,051,049	2,554,493	9,837,956	8,529,726

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	(84,203)	—	(59,038)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	(89,615)	—	(102,413)
Class R	—	—	—	(25)	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	—	—	—	(173,843)	—	(161,451)

CAPITAL SHARE TRANSACTIONS	(183,544,476)	(1,227,679,026)	(16,537,218)	(7,027,100)	(2,811,083)	(14,789,734)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,399,314,425	305,528,394	(10,486,169)	(4,646,450)	7,026,873	(6,421,459)

NET ASSETS
Beginning of period	$8,293,969,972	$7,988,441,578	$58,802,787	$63,449,237	$62,858,002	$69,279,461

End of period	9,693,284,397	8,293,969,972	48,316,618	58,802,787	69,884,875	62,858,002

Undistributed net investment income (loss)	$(27,923,797)	$1,008,630	$(105,990)	$(58,801)	$(206,297)	$(52,219)

106	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

			INTERNATIONAL		EVOLVING WORLD
	DISCOVERY GROWTH FUND		GROWTH FUND		GROWTH FUND
	(UNAUDITED)		(UNAUDITED)		(UNAUDITED)
	SIX MONTHS		SIX MONTHS		SIX MONTHS
	ENDED	YEAR ENDED	ENDED	YEAR ENDED	ENDED	YEAR ENDED
	APRIL 30,	OCTOBER 31,	APRIL 30,	OCTOBER 31,	APRIL 30,	OCTOBER 31,
	2011	2010*	2011	2010	2011	2010
OPERATIONS
Net investment income (loss)	$(128,764)	$(72,479)	$(841,453)	$(912,339)	$91,440	$524,716
Net realized gain (loss)	1,084,850	(11,120)	3,512,673	808,497	1,683,383	(1,743,245)
Change in unrealized appreciation/(depreciation)	6,775,462	2,649,899	64,279,597	50,640,572	21,609,088	14,974,915

Net increase (decrease) in net assets resulting from operations	7,731,548	2,566,300	66,950,817	50,536,730	23,383,911	13,756,386

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(17,972)	—	—	—	(162,959)	(123,921)
Class B	—	—	—	—	—	(1,322)
Class C	—	—	—	—	(3)	(2,896)
Class I	(6,039)	—	—	(94,524)	(240,077)	(197,463)
Class R	—	—	—	—	—	(4,205)
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	(24,011)	—	—	(94,524)	(403,039)	(329,807)

CAPITAL SHARE TRANSACTIONS	10,745,660	18,398,991	93,628,661	32,459,552	63,606,484	47,658,534

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,453,197	20,965,291	160,579,478	82,901,758	86,587,356	61,085,113

NET ASSETS
Beginning of period	$20,965,291	$—	$298,694,923	$215,793,165	$104,313,115	$43,228,002

End of period	39,418,488	20,965,291	459,274,401	298,694,923	190,900,471	104,313,115

Undistributed net investment income (loss)	$(225,254)	$(72,479)	$(924,875)	$(83,422)	$(69,192)	$242,407

*	Discovery Growth Fund commenced operations June 1, 2010.

See accompanying Notes to Financial Statements	www.calamos.com	107

Statements of Changes in Net Assets

			GROWTH AND		GLOBAL GROWTH AND
	GLOBAL EQUITY FUND		INCOME FUND		INCOME FUND
	(UNAUDITED)		(UNAUDITED)		(UNAUDITED)
	SIX MONTHS		SIX MONTHS		SIX MONTHS
	ENDED	YEAR ENDED	ENDED	YEAR ENDED	ENDED	YEAR ENDED
	APRIL 30,	OCTOBER 31,	APRIL 30,	OCTOBER 31,	APRIL 30,	OCTOBER 31,
	2011	2010	2011	2010	2011	2010
OPERATIONS
Net investment income (loss)	$(261,410)	$(338,704)	$28,002,412	$76,539,240	$7,269,664	$17,343,719
Net realized gain (loss)	(1,088,969)	(1,451,100)	137,846,588	(36,964,417)	45,565,949	(33,877,871)
Change in unrealized appreciation/(depreciation)	12,265,810	10,762,237	430,194,112	393,048,774	152,450,067	145,788,130

Net increase (decrease) in net assets resulting from operations	10,915,431	8,972,433	596,043,112	432,623,597	205,285,680	129,253,978

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(13,620,815)	(40,190,764)	—	(1,061,896)
Class B	—	—	(1,389,422)	(4,392,370)	—	(132,928)
Class C	—	—	(7,678,951)	(20,575,709)	—	(822,026)
Class I	—	—	(6,029,294)	(14,932,140)	—	(1,703,930)
Class R	—	—	(79,522)	(148,260)	—	(1,850)
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	(4,643,442)
Class B	—	—	—	—	—	(581,263)
Class C	—	—	—	—	—	(3,594,540)
Class I	—	—	—	—	—	(7,450,914)
Class R	—	—	—	—	—	(8,090)

Total distributions	—	—	(28,798,004)	(80,239,243)	—	(20,000,879)

CAPITAL SHARE TRANSACTIONS	19,222,558	10,070,467	234,013,301	(100,773,146)	165,355,433	506,191,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,137,989	19,042,900	801,258,409	251,611,208	370,641,113	615,444,406

NET ASSETS
Beginning of period	$52,505,718	$33,462,818	$3,994,747,228	$3,743,136,020	$1,402,789,367	$787,344,961

End of period	82,643,707	52,505,718	4,796,005,637	3,994,747,228	1,773,430,480	1,402,789,367

Undistributed net investment income (loss)	$(99,933)	$161,477	$(6,893,359)	$(6,097,767)	$4,593,598	$(2,676,066)

108	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH YIELD FUND
	(UNAUDITED)		(UNAUDITED)		(UNAUDITED)
	SIX MONTHS		SIX MONTHS		SIX MONTHS
	ENDED	YEAR ENDED	ENDED	YEAR	ENDED	YEAR ENDED
	APRIL 30,	OCTOBER 31,	APRIL 30,	ENDED	APRIL 30,	OCTOBER 31,
	2011	2010	2011	OCTOBER 31, 2010	2011	2010
OPERATIONS
Net investment income (loss)	$33,468,100	$84,583,045	$2,580,032	$5,672,483	$8,702,691	$18,246,869
Net realized gain (loss)	246,356,468	146,257,165	2,999,279	3,391,836	3,472,134	7,877,258
Change in unrealized appreciation/(depreciation)	98,390,099	93,242,820	(2,244,905)	5,655,756	1,367,212	9,547,401

Net increase (decrease) in net assets resulting from operations	378,214,667	324,083,030	3,334,406	14,720,075	13,542,037	35,671,528

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(9,825,554)	(65,085,255)	(1,621,835)	(5,300,119)	(5,954,699)	(14,966,160)
Class B	(57,789)	(1,680,678)	(213,498)	(976,880)	(394,425)	(1,207,457)
Class C	(1,653,593)	(19,517,505)	(513,651)	(1,926,896)	(1,219,130)	(3,048,067)
Class I	(7,070,727)	(27,604,643)	(722,059)	(2,412,429)	(1,145,828)	(2,530,031)
Class R	(16,159)	(64,788)	(19,276)	(66,398)	(7,671)	(14,596)
Net realized gains
Class A	(54,633,170)	—	(924,221)	—	—	—
Class B	(1,239,349)	—	(170,079)	—	—	—
Class C	(21,557,539)	—	(396,193)	—	—	—
Class I	(30,982,002)	—	(391,713)	—	—	—
Class R	(105,836)	—	(11,594)	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	(127,141,718)	(113,952,869)	(4,984,119)	(10,682,722)	(8,721,753)	(21,766,311)

CAPITAL SHARE TRANSACTIONS	(94,264,145)	263,598,957	(31,955,440)	31,582,277	(32,365,905)	16,050,182

TOTAL INCREASE (DECREASE) IN NET ASSETS	156,808,804	473,729,118	(33,605,153)	35,619,630	(27,545,621)	29,955,399

NET ASSETS
Beginning of period	$3,390,231,717	$2,916,502,599	$235,130,252	$199,510,622	$321,990,107	$292,034,708

End of period	3,547,040,521	3,390,231,717	201,525,099	235,130,252	294,444,486	321,990,107

Undistributed net investment income (loss)	$(10,162,335)	$(25,006,613)	$(278,537)	$231,750	$(904,577)	$(885,515)

See accompanying Notes to Financial Statements	www.calamos.com	109

Statements of Changes in Net Assets

	MARKET NEUTRAL
	INCOME FUND
	(UNAUDITED)
	SIX MONTHS
	ENDED	YEAR ENDED
	APRIL 30,	OCTOBER 31,
	2011	2010
OPERATIONS
Net investment income (loss)	$19,620,063	$35,439,101
Net realized gain (loss)	37,058,398	(28,426,318)
Change in unrealized appreciation/(depreciation)	41,923,439	100,576,776

Net increase (decrease) in net assets resulting from operations	98,601,900	107,589,559

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(11,183,710)	(12,185,653)
Class B	(102,653)	(93,642)
Class C	(1,660,707)	(1,486,913)
Class I	(6,038,672)	(5,301,885)
Class R	(21,175)	(14,234)
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R	—	—
Return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R	—	—

Total distributions	(19,006,917)	(19,082,327)

CAPITAL SHARE TRANSACTIONS	232,800,048	529,744,194

TOTAL INCREASE (DECREASE) IN NET ASSETS	312,395,031	618,251,426

NET ASSETS
Beginning of period	$2,105,834,185	$1,487,582,759

End of period	2,418,229,216	2,105,834,185

Undistributed net investment income (loss)	$2,882,566	$2,269,420

110	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies
Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of thirteen series, Growth Fund, Value Fund, Blue Chip Fund, Discovery Growth Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund, and Market Neutral Income Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Valuation. The valuation of the Funds’ securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

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Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. A Fund also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2006 — 2009 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business,

112	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

				VALUE FUND, BLUE CHIP FUND,
				DISCOVERY GROWTH FUND,
		EVOLVING WORLD	TOTAL RETURN	INTERNATIONAL GROWTH FUND*,
	GROWTH FUND	GROWTH FUND	BOND FUND	GLOBAL GROWTH AND INCOME FUND, AND
AVERAGE DAILY NET ASSETS	ANNUAL RATE	ANNUAL RATE	ANNUAL RATE	GLOBAL EQUITY FUND* ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

GROWTH AND INCOME FUND,
CONVERTIBLE FUND, HIGH YIELD FUND,
AND MARKET NEUTRAL INCOME FUND
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Each of the International Growth Fund and Global Equity Fund pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then

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Notes to Financial Statements

added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that maybe outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses (excluding performance fees) of each Fund as a percentage of the average daily net assets of the particular class of shares. For all Funds except Discovery Growth Fund and Total Return Bond Fund, expenses are limited to: 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, 1.50% for Class I shares, and 2.00% for Class R shares. For Discovery Growth Fund, expenses are limited to: 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.25% for Class I shares, and 1.75% for Class R shares. For Total Return Bond Fund, expenses are limited to: 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.65% for Class I shares, and 1.15% for Class R shares. These agreements are binding on Calamos Advisors through June 30, 2011. As of April 30, 2011, there were $78,291 and $83,364 of expenses waived or absorbed for Discovery Growth Fund and Total Return Bond Fund, respectively, included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on the Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2011, CFS received commissions and underwriting fees of $244,434; $929; $1,583; $7,044; $27,521; $16,819; $8,230; $342,556; $64,845; $36,170; $8,698; $12,736; and $39,080 from the sale of shares of Growth Fund, Value Fund, Blue Chip Fund, Discovery Growth Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund, and Market Neutral Income Fund, respectively.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

114	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of April 30, 2011, they held 29% and 58% of the outstanding shares of Global Equity Fund and Discovery Growth Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $785,325 for Growth Fund; $72,397 for Value Fund; $65,409 for Blue Chip Fund; $3,847 for Discovery Growth Fund; $63,804 for International Growth Fund; $23,578 for Evolving World Growth Fund; $35,628 for Global Equity Fund; $363,385 for Growth and Income Fund; $125,992 for Global Growth and Income Fund; $175,823 for Convertible Fund; $40,416 for Total Return Bond Fund; $82,142 for High Yield Fund; and $158,420 for Market Neutral Income Fund is included in “Other assets” on the Statements of Assets and Liabilities at April 30, 2011. Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statements of Assets and Liabilities at April 30, 2011.

Note 3 – Investments
The cost of purchases and proceeds from sale of long-term investments, for the period ended April 30, 2011 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
	U.S. GOV’T		U.S. GOV’T
FUND	SECURITIES	OTHER	SECURITIES	OTHER
Growth Fund	$—	$2,588,673,776	$—	$2,736,214,286
Value Fund	—	7,089,228	—	22,779,244
Blue Chip Fund	—	21,257,569	—	24,614,773
Discovery Growth Fund	—	20,063,670	—	11,606,340
International Growth Fund	—	165,852,138	—	94,256,914
Evolving World Growth Fund	—	96,202,229	—	43,764,828
Global Equity Fund	—	31,750,991	—	14,961,428
Growth and Income Fund	—	1,240,910,899	—	1,095,464,337
Global Growth and Income Fund	—	772,503,821	—	640,576,885
Convertible Fund	—	1,285,039,797	—	1,449,380,834
Total Return Bond Fund	8,270,622	28,148,673	8,425,710	58,636,110
High Yield Fund	—	89,664,365	—	120,267,576
Market Neutral Income Fund	428,397,562	1,234,995,519	302,127,472	1,057,927,499

The following information is presented on a federal income tax basis as of April 30, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

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Notes to Financial Statements

The cost basis of investments for federal income tax purposes at April 30, 2011 was as follows:

				NET UNREALIZED
	COST BASIS OF	GROSS UNREALIZED	GROSS UNREALIZED	APPRECIATION
FUND	INVESTMENTS	APPRECIATION	DEPRECIATION	(DEPRECIATION)
Growth Fund	$7,123,569,121	$2,892,330,152	$(257,475,135)	$2,634,855,017
Value Fund	39,150,877	9,985,071	(565,688)	9,419,383
Blue Chip Fund	50,633,765	19,527,783	(264,308)	19,263,475
Discovery Growth Fund	29,004,000	9,712,514	(287,153)	9,425,361
International Growth Fund	337,329,656	123,830,172	(1,235,610)	122,594,562
Evolving World Growth Fund	145,572,552	40,012,279	(470,697)	39,541,582
Global Equity Fund	60,479,489	22,815,246	(3,082)	22,812,164
Growth and Income Fund	3,737,230,279	1,063,035,851	(18,145,492)	1,044,890,359
Global Growth and Income Fund	1,451,136,099	340,498,881	(3,451,728)	337,047,153
Convertible Fund	2,982,957,609	589,601,518	(11,251,787)	578,349,731
Total Return Bond Fund	188,247,876	11,638,547	(285,377)	11,353,170
High Yield Fund	261,740,976	23,477,887	(160,982)	23,316,905
Market Neutral Income Fund	2,292,763,986	176,299,237	(69,568,706)	106,730,531

Note 4 – Income Taxes
The tax character of distributions for the period ended April 30, 2011 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2010 were characterized for federal income tax purposes as follows:

	YEAR ENDED
	OCTOBER 31, 2010
	ORDINARY	LONG-TERM	RETURN OF
FUND	INCOME	CAPITAL GAIN	CAPITAL
Growth Fund	$—	$—	$—
Value Fund	173,843	—	—
Blue Chip Fund	161,451	—	—
Discovery Growth Fund	—	—	—
International Growth Fund	359,057	—	—
Evolving World Growth Fund	403,057	—	—
Global Equity Fund	—	—	—
Growth and Income Fund	80,239,243	—	—
Global Growth and Income Fund	3,722,630	—	16,278,249
Convertible Fund	118,339,850	8,015,202	—
Total Return Bond Fund	11,575,696	—	—
High Yield Fund	21,766,311	—	—
Market Neutral Income Fund	19,082,327	—	—

116	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

As of October 31, 2010, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH	VALUE	BLUE CHIP	DISCOVERY	INTERNATIONAL
	FUND	FUND	FUND	GROWTH FUND	GROWTH FUND
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed capital gains	—	—	—	—	—

Total undistributed earnings	—	—	—	—	—
Accumulated capital and other losses	(8,433,005)	(9,745,980)	(18,724,433)	(11,120)	(85,160,744)
Net unrealized gain/(losses)	1,364,079,000	5,830,080	11,773,009	2,649,899	58,326,161

Total accumulated earnings/(losses)	1,355,645,995	(3,915,900)	(6,951,424)	2,638,779	(26,834,583)
Other	(599,756)	(58,801)	(52,219)	(72,479)	(83,422)
Paid-in capital	6,938,923,733	62,777,488	69,861,645	18,398,991	325,612,928

	$8,293,969,972	$58,802,787	$62,858,002	$20,965,291	$298,694,923

				GLOBAL GROWTH
	EVOLVING WORLD	GLOBAL EQUITY	GROWTH AND	AND INCOME	CONVERTIBLE
	GROWTH FUND	FUND	INCOME FUND	FUND	FUND
Undistributed ordinary income	$373,295	$—	$16,711,283	$—	$—
Undistributed capital gains	—	—	—	—	108,517,395

Total undistributed earnings	373,295	—	16,711,283	—	108,517,395
Accumulated capital and other losses	(1,868,768)	(10,479,140)	(337,665,693)	(129,675,051)	—
Net unrealized gain/(losses)	17,887,630	9,947,199	669,548,905	179,789,613	475,068,778

Total accumulated earnings/(losses)	16,392,157	(531,941)	348,594,495	50,114,562	583,586,173
Other	(85,930)	161,477	(274,100)	3,655,021	2,012,948
Paid-in capital	88,006,888	52,876,182	3,646,426,833	1,349,019,784	2,804,632,596

	$104,313,115	$52,505,718	$3,994,747,228	$1,402,789,367	$3,390,231,717

			TOTAL RETURN	HIGH YIELD	MARKET NEUTRAL
			BOND FUND	FUND	INCOME FUND
Undistributed ordinary income			$874,345	$62,167	$4,853,314
Undistributed capital gains			1,364,404	—	—

Total undistributed earnings			2,238,749	62,167	4,853,314
Accumulated capital and other losses			—	(3,378,578)	(130,772,058)
Net unrealized gain/(losses)			14,003,069	22,375,603	(13,557,814)

Total accumulated earnings/(losses)			16,241,818	19,059,192	(139,476,558)
Other			(90,150)	(65,319)	(5,468,466)
Paid-in capital			218,978,584	302,996,234	2,250,779,209

			$235,130,252	$321,990,107	$2,105,834,185

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Notes to Financial Statements

As of October 31, 2010, the Funds had capital loss carryforwards which, if not used, will expire as follows:

FUND	2016	2017	2018
Growth Fund	$—	$(8,433,005)	$—
Value Fund	(203,150)	(3,693,627)	(5,849,203)
Blue Chip Fund	(1,640,650)	(15,868,488)	(1,215,295)
Discovery Growth Fund	—	—	(11,120)
International Growth Fund	(16,287,915)	(68,872,829)	—
Evolving World Growth Fund	(194,463)	—	(1,674,305)
Global Equity Fund	(2,048,873)	(6,470,192)	(1,960,075)
Growth and Income Fund	(31,545,485)	(187,764,492)	(118,355,716)
Global Growth and Income Fund	(22,422,429)	(76,660,114)	(30,592,508)
Convertible Fund	—	—	—
Total Return Bond Fund	—	—	—
High Yield Fund	—	(3,378,578)	—
Market Neutral Income Fund	—	(98,716,698)	(32,055,360)

Note 5 – Short Sales
Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments
Foreign Currency Risk. The Funds engaged in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparties to all forward foreign currency contracts at April 30, 2011, were multinational banks.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

118	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30, 2011, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the period ended April 30, 2011, the Funds had the following transactions in options written:

	GROWTH AND
	INCOME FUND		CONVERTIBLE FUND
	NUMBER OF	PREMIUMS	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED	CONTRACTS	RECEIVED
Options outstanding at October 31, 2010	—	$—	—	$—
Options written	1,737	1,143,241	2,150	1,415,066
Options closed	—	—	(2,150)	(1,415,066)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at April 30, 2011	1,737	$1,143,241	—	$—

			MARKET NEUTRAL INCOME FUND
			NUMBER OF	PREMIUMS
			CONTRACTS	RECEIVED
Options outstanding at October 31, 2010			7,245	$19,081,030
Options written			21,350	45,097,808
Options closed			(20,245)	(46,791,512)
Options exercised			(500)	(63,476)
Options expired			—	—

Options outstanding at April 30, 2011			7,850	$17,323,850

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Notes to Financial Statements

Below are the types of derivatives in the Funds by gross value as of April 30, 2011:

		ASSETS		LIABILITIES
		STATEMENT OF ASSETS &		STATEMENT OF ASSETS &
FUND	DERIVATIVE TYPE	LIABILITIES LOCATION	VALUE	LIABILITIES LOCATION	VALUE
Growth Fund	Foreign Exchange contracts	Unrealized depreciation on forward foreign currency contracts	$—	Unrealized depreciation on forward foreign currency contracts	$6,972,005
Value Fund	Foreign Exchange contracts	Unrealized depreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	108,781
Blue Chip Fund	Options purchased	Investments in securities	10,020
	Foreign Exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,215	Unrealized depreciation on forward foreign currency contracts	121,993
International Growth Fund	Options purchased	Investments in securities	213,760
Evolving World Growth Fund	Options purchased	Investments in securities	95,190
Global Equity Fund	Options purchased	Investments in securities	35,070
	Foreign Exchange contracts	Unrealized appreciation on forward foreign currency contracts	5,833	Unrealized depreciation on forward foreign currency contracts	548,773
Growth and Income Fund	Options purchased	Investments in securities	44,444,900	Options written	2,822,625
		Unrealized depreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	5,083,710
Global Growth and Income Fund	Options purchased	Investments in securities	17,422,113
	Foreign Exchange contracts	Unrealized appreciation on forward foreign currency contracts	215,936	Unrealized depreciation on forward foreign currency contracts	10,923,354
Convertible Fund	Options purchased	Investments in securities	80,569,525
	Foreign Exchange contracts	Unrealized depreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	3,369,696
Market Neutral Income Fund	Options purchased	Investments in securities	23,396,367	Options written	29,104,000

120	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

Volume of Derivative Activity for the Six Months Ended April 30, 2011*

FUND	DERIVATIVE TYPE		VOLUME
Growth Fund	Equity:	Purchased Options	156,600
	Foreign Currency Contracts		883,791,579
Value Fund	Equity:	Purchased Options	80
	Foreign Currency Contracts		6,454,610
Blue Chip Fund	Equity:	Purchased Options	272
	Foreign Currency Contracts		16,467,515
Discovery Growth Fund	Equity:	Purchased Options	650
International Growth Fund	Equity:	Purchased Options	10,460
Evolving World Growth Fund	Equity:	Purchased Options	6,610
Global Equity Fund	Equity:	Purchased Options	1,780
	Foreign Currency Contracts		68,096,233
Growth and Income Fund	Equity:	Purchased Options	38,850
		Written Options	1,737
	Foreign Currency Contracts		702,588,646
Global Growth and Income Fund	Equity:	Purchased Options	61,085
	Foreign Currency Contracts		1,570,440,125
Convertible Fund	Equity:	Purchased Options	113,230
		Written Options	2,150
	Foreign Currency Contracts		579,359,128
High Yield Fund	Equity:	Purchased Options	500
Market Neutral Income Fund	Equity:	Purchased Options	77,595
		Written Options	21,350

*	Activity during the period is measured by opened number of contracts for options purchased or written, and opened foreign currency contracts with foreign currency exposure measured in U.S. dollar notional.

Note 7 – Synthetic Convertible Securities
A Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 8 – When-Issued and Delayed Delivery Securities
A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund

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Notes to Financial Statements

may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

Note 9 – Structured Equity-Linked Securities
The Funds may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statements of Operations.

Note 10 – Valuations
Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1—Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2—Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3—Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$9,097,349,254	$489,068,590	$—	$9,586,417,844
Short Term Investment	172,006,294			$172,006,294

Total	$9,269,355,548	$489,068,590	$—	$9,758,424,138

Liabilities:
Forward Contracts	$—	$6,972,005	$—	$6,972,005

Total	$—	$6,972,005	$—	$6,972,005

122	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$42,845,086	$5,402,671	$—	$48,247,757
Short Term Investment	322,503			$322,503

Total	$43,167,589	$5,402,671	$—	$48,570,260

Liabilities:
Forward Contracts	$—	$108,781	$—	$108,781

Total	$—	$108,781	$—	$108,781

	BLUE CHIP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$66,481,686	$3,405,481	$—	$69,887,167
Purchased Options	10,020			$10,020
Short Term Investment	53			$53
Forward Contracts		4,215		$4,215

Total	$66,491,759	$3,409,696	$—	$69,901,455

Liabilities:
Forward Contracts	$—	$121,993	$—	$121,993

Total	$—	$121,993	$—	$121,993

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$36,716,294	$—	$—	$36,716,294
Short Term Investment	1,713,067			$1,713,067

Total	$38,429,361	$—	$—	$38,429,361

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$137,017,492	$292,541,847	$—	$429,559,339
Purchased Options	213,760			$213,760
Short Term Investment	30,151,119			$30,151,119

Total	$167,382,371	$292,541,847	$—	$459,924,218

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$40,880,952	$—	$40,880,952
Convertible Preferred Stocks	4,081,511			$4,081,511
Common Stocks	52,198,822	80,264,518		$132,463,340
Purchased Options	95,190			$95,190
Short Term Investment	7,593,141			$7,593,141

Total	$63,968,664	$121,145,470	$—	$185,114,134

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Notes to Financial Statements

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$49,238,643	$32,371,409	$—	$81,610,052
Purchased Options	35,070			$35,070
Short Term Investment	1,646,531			$1,646,531
Forward Contracts		5,833		$5,833

Total	$50,920,244	$32,377,242	$—	$83,297,486

Liabilities:
Forward Contracts	$—	$548,773	$—	$548,773

Total	$—	$548,773	$—	$548,773

	GROWTH & INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,711,927,882	$—	$1,711,927,882
Synthetic Convertible Securities (Sovereign Bonds)		451,712,075		$451,712,075
Synthetic Convertible Securities (Purchased Options)	44,444,900			$44,444,900
Convertible Preferred Stocks	282,932,352	30,834,375		$313,766,727
Common Stocks	1,927,261,344	212,792,318		$2,140,053,662
Short Term Investment	120,215,392			$120,215,392

Total	$2,374,853,988	$2,407,266,650	$—	$4,782,120,638

Liabilities:
Written Options	$2,822,625	$—	$—	$2,822,625
Forward Contracts		5,083,710		$5,083,710

Total	$2,822,625	$5,083,710	$—	$7,906,335

	GLOBAL GROWTH & INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$698,275,889	$—	$698,275,889
Synthetic Convertible Securities (Sovereign Bonds)		177,983,627		$177,983,627
Synthetic Convertible Securities (Purchased Options)	17,418,113			$17,418,113
Convertible Preferred Stocks	87,472,795			$87,472,795
Common Stocks	289,440,938	494,491,655		$783,932,593
Purchased Options	4,000			$4,000
Short Term Investment	23,096,235			$23,096,235
Forward Contracts		215,936		$215,936

Total	$417,432,081	$1,370,967,107	$—	$1,788,399,188

Liabilities:
Forward Contracts	$—	$10,923,354	$—	$10,923,354

Total	$—	10,923,354	$—	$10,923,354

124	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$2,186,830,871	$—	$2,186,830,871
Synthetic Convertible Securities (Sovereign Bonds)		364,803,559		$364,803,559
Synthetic Convertible Securities (Purchased Options)	80,565,125			$80,565,125
Convertible Preferred Stocks	239,797,396	59,023,437		$298,820,833
Common Stocks	507,100,894	88,503,619		$595,604,513
Purchased Options	4,400			$4,400
Short Term Investment	34,678,039			$34,678,039

Total	$862,145,854	$2,699,161,486	$—	$3,561,307,340

Liabilities:
Forward Contracts	$—	$3,369,696	$—	$3,369,696

Total	$—	$3,369,696	$—	$3,369,696

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$93,475,070	$—	$93,475,070
Convertible Bonds		12,533,312		$12,533,312
U.S. Government and Agency Securities		33,409,887		$33,409,887
Sovereign Bonds		46,409,233		$46,409,233
Residential Mortgage Backed Securities		10,665,214		$10,665,214
Short Term Investment	3,108,330			$3,108,330

Total	$3,108,330	$196,492,716	$—	$199,601,046

	HIGH YIELD FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$234,344,637	$—	$234,344,637
Convertible Bonds		12,477,410		$12,477,410
Sovereign Bonds		4,051,124		$4,051,124
Convertible Preferred Stocks	19,488,482	10,135,904		$29,624,386
Structured Equity-Linked Securities		3,519,440		$3,519,440
Short Term Investment	1,040,884			$1,040,884

Total	$20,529,366	$264,528,515	$—	$285,057,881

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Notes to Financial Statements

	MARKET NEUTRAL FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$612,872,661	$—	$612,872,661
U.S. Government and Agency Securities		223,314,650		$223,314,650
Synthetic Convertible Securities (Corporate Bonds)		45,429,160		$45,429,160
Synthetic Convertible Securities (Sovereign Bonds)		225,584,145		$225,584,145
Synthetic Convertible Securities (Purchased Options)	17,661,725			$17,661,725
Common Stocks	1,251,953,481			$1,251,953,481
Purchased Options	5,734,642			$5,734,642
Short Term Investment	16,944,053			$16,944,053

Total	$1,292,293,901	$1,107,200,616	$—	$2,399,494,517

Liabilities:
U.S. Government and Agency Securities sold short	$—	$225,404,350	$—	$225,404,350
Common Stocks sold short	339,570,210			$339,570,210
Written Options	29,104,000			$29,104,000

Total	$368,674,210	$225,404,350	$—	$594,078,560

126	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

Note 11 – Capital Share Transactions
The following table summarizes the activity in capital shares of the Funds:

For the Period Ended April 30, 2011
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		DISCOVERY GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,068,942	$653,320,262	72,932	$843,929	88,179	$1,143,827	380,006	$5,347,962
Shares issued as reinvestment of distributions	—	—	—	—	—	—	1,416	17,960
Less shares redeemed	(13,990,481)	(761,623,823)	(723,021)	(8,496,877)	(233,442)	(3,011,129)	(28,578)	(386,518)

Net increase (decrease)	(1,921,539)	$(108,303,561)	(650,089)	$(7,652,948)	(145,263)	$(1,867,302)	352,844	$4,979,404

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	43,286	$2,328,041	8,297	$90,402	14,369	$176,638	19,401	$270,965
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(1,787,740)	(96,424,978)	(80,136)	(866,471)	(66,725)	(827,379)	(524)	(6,997)

Net increase (decrease)	(1,744,454)	$(94,096,937)	(71,839)	$(776,069)	(52,356)	$(650,741)	18,877	$263,968

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,289,083	$64,126,405	14,414	$157,030	74,016	$904,408	40,590	$539,581
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(3,839,053)	(189,440,448)	(156,199)	(1,709,231)	(90,755)	(1,117,187)	(2,235)	(27,419)

Net increase (decrease)	(2,549,970)	$(125,314,043)	(141,785)	$(1,552,201)	(16,739)	$(212,779)	38,355	$512,162

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,564,712	$272,376,961	41,349	$492,377	51,052	$671,780	415,638	$5,749,091
Shares issued as reinvestment of distributions	—	—	—	—	—	—	473	6,005
Less shares redeemed	(2,205,804)	(130,408,293)	(601,042)	(7,048,377)	(59,365)	(752,041)	(57,042)	(764,970)

Net increase (decrease)	2,358,908	$141,968,668	(559,693)	$(6,556,000)	(8,313)	$(80,261)	359,069	$4,990,126

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	83,999	$4,557,661	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(43,529)	(2,356,264)	—	—	—	—	—	—

Net increase (decrease)	40,470	$2,201,397	—	$—	—	$—	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	INTERNATIONAL		EVOLVING WORLD				GROWTH AND
	GROWTH FUND		GROWTH FUND		GLOBAL EQUITY FUND		INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,391,791	$58,044,090	3,540,330	$46,733,062	1,168,416	$14,321,653	11,375,465	$366,015,863
Shares issued as reinvestment of distributions	—	—	12,434	160,644	—	—	389,729	12,104,970
Less shares redeemed	(932,309)	(15,672,789)	(926,408)	(12,198,972)	(886,538)	(10,632,931)	(7,149,502)	(229,592,850)

Net increase (decrease)	2,459,482	$42,371,301	2,626,356	$34,694,734	281,878	$3,688,722	4,615,692	$148,527,983

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	26,784	$427,399	9,593	$122,396	31,630	$380,457	71,221	$2,588,603
Shares issued as reinvestment of distributions	—	—	—	—	—	—	31,347	1,107,505
Less shares redeemed	(142,520)	(2,302,421)	(4,885)	(64,002)	(14,661)	(177,742)	(1,905,945)	(69,461,690)

Net increase (decrease)	(115,736)	$(1,875,022)	4,708	$58,394	16,969	$202,715	(1,803,377)	$(65,765,582)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	502,972	$8,184,895	192,558	$2,566,188	292,335	$3,557,646	3,388,294	$109,290,419
Shares issued as reinvestment of distributions	—	—	—	—	—	—	181,656	5,676,736
Less shares redeemed	(361,055)	(5,805,918)	(34,916)	(465,139)	(46,360)	(551,152)	(3,476,539)	(111,698,064)

Net increase (decrease)	141,917	$2,378,977	157,642	$2,101,049	245,975	$3,006,494	93,411	$3,269,091

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,571,300	$77,005,565	3,799,195	$50,824,158	1,003,128	$12,556,163	7,262,157	$229,834,201
Shares issued as reinvestment of distributions	—	—	18,136	235,045	—	—	158,607	4,815,305
Less shares redeemed	(1,644,101)	(26,713,307)	(1,879,034)	(24,317,522)	(45,935)	(571,660)	(2,834,935)	(88,370,373)

Net increase (decrease)	2,927,199	$50,292,258	1,938,297	$26,741,681	957,193	$11,984,503	4,585,829	$146,279,133

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	49,274	$825,157	807	$10,626	29,600	$375,843	188,678	$6,059,501
Shares issued as reinvestment of distributions	—	—	—	—	—	—	1,748	54,096
Less shares redeemed	(22,453)	(364,010)	—	—	(2,936)	(35,719)	(137,273)	(4,410,921)

Net increase (decrease)	26,821	$461,147	807	$10,626	26,664	$340,124	53,153	$1,702,676

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

128	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	GLOBAL GROWTH				TOTAL RETURN
	AND INCOME FUND		CONVERTIBLE FUND		BOND FUND		HIGH YIELD FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,359,807	$101,318,340	12,367,893	$245,742,550	1,077,916	$11,872,686	2,454,020	$24,618,221
Shares issued as reinvestment of distributions	—	—	2,892,097	56,257,619	220,159	2,406,654	565,382	5,637,987
Less shares redeemed	(4,415,819)	(48,155,500)	(21,033,056)	(422,654,423)	(2,267,321)	(25,031,172)	(4,472,026)	(44,461,361)

Net increase (decrease)	4,943,988	$53,162,840	(5,773,066)	$(120,654,254)	(969,246)	$(10,751,832)	(1,452,624)	$(14,205,153)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	96,123	$1,053,256	21,910	$510,520	83,279	$918,549	41,442	$431,003
Shares issued as reinvestment of distributions	—	—	39,698	917,410	24,691	269,403	27,151	281,228
Less shares redeemed	(668,334)	(7,368,626)	(1,300,447)	(31,081,170)	(606,795)	(6,662,654)	(463,842)	(4,818,573)

Net increase (decrease)	(572,211)	$(6,315,370)	(1,238,839)	$(29,653,240)	(498,825)	$(5,474,702)	(395,249)	$(4,106,342)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,209,295	$43,288,987	1,089,176	$21,387,151	359,374	$3,969,537	311,269	$3,209,229
Shares issued as reinvestment of distributions	—	—	788,036	15,256,379	54,750	597,209	75,705	779,257
Less shares redeemed	(2,980,786)	(30,820,754)	(3,823,781)	(76,378,888)	(1,318,384)	(14,487,971)	(726,071)	(7,487,756)

Net increase (decrease)	1,228,509	$12,468,233	(1,946,569)	$(39,735,358)	(904,260)	$(9,921,225)	(339,097)	$(3,499,270)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	16,603,053	$181,473,304	20,642,120	$387,611,851	39,817	$438,955	463,368	$4,638,818
Shares issued as reinvestment of distributions	—	—	1,351,509	24,689,577	100,287	1,096,179	104,230	1,038,894
Less shares redeemed	(6,874,948)	(75,714,945)	(16,732,047)	(317,819,206)	(683,204)	(7,483,664)	(1,626,749)	(16,238,150)

Net increase (decrease)	9,728,105	$105,758,359	5,261,582	$94,482,222	(543,100)	$(5,948,530)	(1,059,151)	$(10,560,438)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	68,614	$738,493	74,864	$1,489,529	11,238	$123,711	1,931	$19,196
Shares issued as reinvestment of distributions	—	—	5,466	106,051	2,793	30,533	364	3,630
Less shares redeemed	(42,879)	(457,122)	(14,886)	(299,095)	(1,226)	(13,395)	(1,735)	(17,528)

Net increase (decrease)	25,735	$281,371	65,444	$1,296,485	12,805	$140,849	560	$5,298

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	MARKET NEUTRAL
	INCOME FUND
Class A	Shares	Dollars
Shares sold	33,873,570	$408,652,250
Shares issued as reinvestment of distributions	352,229	4,212,665
Less shares redeemed	(25,238,395)	(304,596,275)

Net increase (decrease)	8,987,404	$108,268,640

Class B	Shares	Dollars
Shares sold*	28,844	$363,496
Shares issued as reinvestment of distributions	1,282	16,136
Less shares redeemed	(381,575)	(4,848,005)

Net increase (decrease)	(351,449)	$(4,468,373)

Class C	Shares	Dollars
Shares sold	1,842,917	$22,480,194
Shares issued as reinvestment of distributions	26,255	318,993
Less shares redeemed	(4,282,438)	(52,429,006)

Net increase (decrease)	(2,413,266)	$(29,629,819)

Class I	Shares	Dollars
Shares sold	25,721,290	$307,685,534
Shares issued as reinvestment of distributions	156,007	1,848,682
Less shares redeemed	(12,652,751)	(151,375,894)

Net increase (decrease)	13,224,546	$158,158,322

Class R	Shares	Dollars
Shares sold	87,891	$1,058,351
Shares issued as reinvestment of distributions	503	6,009
Less shares redeemed	(48,928)	(593,082)

Net increase (decrease)	39,466	$471,278

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

130	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2010							DISCOVERY
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		GROWTH FUND**
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,483,958	$776,609,165	173,158	$1,904,422	977,090	$10,762,177	1,250,730	$12,835,871
Shares issued as reinvestment of distributions	—	—	6,466	69,384	4,547	49,334	—	—
Less shares redeemed	(45,071,875)	(1,993,810,743)	(426,186)	(4,558,897)	(1,984,751)	(22,082,971)	—	—

Net increase (decrease)	(27,587,917)	$(1,217,201,578)	(246,562)	$(2,585,091)	(1,003,114)	$(11,271,460)	1,250,730	$12,835,871

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	62,210	$2,779,304	26,199	$267,316	15,814	$167,336	100,001	$1,000,010
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(4,247,733)	(189,236,814)	(164,733)	(1,673,833)	(152,867)	(1,629,635)	(1)	(11)

Net increase (decrease)	(4,185,523)	$(186,457,510)	(138,534)	$(1,406,517)	(137,053)	$(1,462,299)	100,000	$999,999

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,159,645	$88,096,505	61,769	$638,003	157,669	$1,671,582	133,163	$1,366,227
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(9,978,610)	(405,759,750)	(186,511)	(1,882,034)	(250,394)	(2,673,433)	(22)	(248)

Net increase (decrease)	(7,818,965)	$(317,663,245)	(124,742)	$(1,244,031)	(92,725)	$(1,001,851)	133,141	$1,365,979

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,155,569	$731,943,645	228,108	$2,529,509	166,692	$1,829,004	218,079	$2,197,517
Shares issued as reinvestment of distributions	—	—	5,776	62,839	9,413	102,414	—	—
Less shares redeemed	(5,010,284)	(242,280,629)	(398,377)	(4,383,833)	(265,567)	(2,985,542)	(34)	(375)

Net increase (decrease)	10,145,285	$489,663,016	(164,493)	$(1,791,485)	(89,462)	$(1,054,124)	218,045	$2,197,142

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	158,996	$7,048,155	4	$31	—	$—	100,000	$1,000,000
Shares issued as reinvestment of distributions	—	—	2	25	—	—	—	—
Less shares redeemed	(68,840)	(3,067,864)	(3)	(32)	—	—	—	—

Net increase (decrease)	90,156	$3,980,291	3	$24	—	$—	100,000	$1,000,000

**	June 1, 2010 (commencement of operations) through October 31, 2010.

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	INTERNATIONAL		EVOLVING WORLD
	GROWTH FUND		GROWTH FUND		GLOBAL EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,863,642	$54,233,339	3,050,649	$34,863,041	2,445,373	$25,291,591
Shares issued as reinvestment of distributions	—	—	9,901	106,535	—	—
Less shares redeemed	(3,935,289)	(54,180,578)	(927,517)	(10,710,205)	(2,086,337)	(21,621,679)

Net increase (decrease)	(71,647)	$52,761	2,133,033	$24,259,371	359,036	$3,669,912

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	85,214	$1,151,539	125,305	$1,383,300	36,327	$369,810
Shares issued as reinvestment of distributions	—	—	123	1,322	—	—
Less shares redeemed	(356,712)	(4,769,412)	(109,483)	(1,202,269)	(41,353)	(405,014)

Net increase (decrease)	(271,498)	$(3,617,873)	15,945	$182,353	(5,026)	$(35,204)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	583,876	$7,935,902	289,214	$3,241,728	172,162	$1,745,773
Shares issued as reinvestment of distributions	—	—	268	2,881	—	—
Less shares redeemed	(864,049)	(11,498,683)	(147,233)	(1,640,374)	(80,442)	(804,285)

Net increase (decrease)	(280,173)	$(3,562,781)	142,249	$1,604,235	91,720	$941,488

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,620,431	$78,393,370	5,149,477	$58,422,488	703,473	$7,134,799
Shares issued as reinvestment of distributions	6,915	93,005	18,304	197,321	—	—
Less shares redeemed	(2,793,819)	(39,329,382)	(3,262,775)	(37,007,187)	(160,889)	(1,672,988)

Net increase (decrease)	2,833,527	$39,156,993	1,905,006	$21,612,622	542,584	$5,461,811

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	47,560	$690,552	101,201	$1,117,362	4,395	$43,233
Shares issued as reinvestment of distributions	—	—	391	4,205	—	—
Less shares redeemed	(19,330)	(260,100)	(101,722)	(1,121,614)	(1,111)	(10,773)

Net increase (decrease)	28,230	$430,452	(130)	$(47)	3,284	$32,460

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

132	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	GROWTH AND		GLOBAL GROWTH				TOTAL RETURN
	INCOME FUND		AND INCOME FUND		CONVERTIBLE FUND		BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	13,455,563	$384,830,800	14,026,952	$136,004,756	44,736,842	$842,911,390	5,931,694	$64,804,886
Shares issued as reinvestment of distributions	1,213,815	34,554,088	504,103	4,848,469	2,810,307	52,686,550	367,057	3,986,358
Less shares redeemed	(21,672,006)	(615,074,464)	(12,890,514)	(123,929,523)	(58,210,642)	(1,097,226,776)	(4,634,494)	(50,712,125)

Net increase (decrease)	(7,002,628)	$(195,689,576)	1,640,541	$16,923,702	(10,663,493)	$(201,628,836)	1,664,257	$18,079,119

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	156,530	$5,060,930	295,076	$2,891,824	159,681	$3,531,151	745,889	$8,161,784
Shares issued as reinvestment of distributions	105,776	3,412,911	55,495	542,066	50,132	1,105,995	59,949	649,411
Less shares redeemed	(3,494,562)	(112,685,731)	(1,536,039)	(15,068,585)	(1,925,361)	(42,649,157)	(897,432)	(9,813,884)

Net increase (decrease)	(3,232,256)	$(104,211,890)	(1,185,468)	$(11,634,695)	(1,715,548)	$(38,012,011)	(91,594)	$(1,002,689)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,175,751	$148,698,748	7,746,343	$71,506,279	10,751,707	$201,908,348	2,475,231	$27,012,849
Shares issued as reinvestment of distributions	528,409	15,122,633	341,793	3,122,931	665,184	12,417,561	107,695	1,166,851
Less shares redeemed	(8,825,917)	(252,272,255)	(6,325,509)	(57,974,992)	(7,026,685)	(131,712,046)	(1,638,107)	(17,939,444)

Net increase (decrease)	(3,121,757)	$(88,450,874)	1,762,627	$16,654,218	4,390,206	$82,613,863	944,819	$10,240,256

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,517,020	$487,678,076	52,160,145	$508,311,866	41,781,950	$745,795,950	7,460,944	$81,516,537
Shares issued as reinvestment of distributions	447,818	12,465,337	851,345	8,301,446	902,357	15,934,081	218,364	2,368,411
Less shares redeemed	(7,884,569)	(219,602,668)	(3,409,036)	(33,228,973)	(19,366,346)	(343,151,796)	(7,295,219)	(79,704,690)

Net increase (decrease)	10,080,269	$280,540,745	49,602,454	$483,384,339	23,317,961	$418,578,235	384,089	$4,180,258

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	315,284	$8,983,119	107,498	$1,055,606	124,271	$2,343,363	115,161	$1,259,476
Shares issued as reinvestment of distributions	3,519	99,948	1,040	9,940	3,043	56,949	6,038	65,492
Less shares redeemed	(72,370)	(2,044,618)	(20,747)	(201,803)	(18,630)	(352,606)	(113,487)	(1,239,635)

Net increase (decrease)	246,433	$7,038,449	87,791	$863,743	108,684	$2,047,706	7,712	$85,333

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	133

Notes to Financial Statements

			MARKET NEUTRAL
	HIGH YIELD FUND		INCOME FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	9,995,592	$96,352,463	62,610,039	$724,046,248
Shares issued as reinvestment of distributions	1,379,441	13,223,434	932,803	10,757,254
Less shares redeemed	(11,894,124)	(113,730,894)	(45,185,988)	(522,285,754)

Net increase (decrease)	(519,091)	$(4,154,997)	18,356,854	$212,517,748

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	310,084	$3,091,461	233,026	$2,810,453
Shares issued as reinvestment of distributions	78,105	776,794	5,335	64,683
Less shares redeemed	(728,509)	(7,270,633)	(1,095,465)	(13,258,445)

Net increase (decrease)	(340,320)	$(3,402,378)	(857,104)	$(10,383,309)

Class C	Shares	Dollars	Shares	Dollars
Shares sold	1,198,645	$11,920,314	8,817,957	$103,320,427
Shares issued as reinvestment of distributions	201,723	1,993,839	90,515	1,059,496
Less shares redeemed	(1,383,820)	(13,729,165)	(8,365,330)	(98,130,068)

Net increase (decrease)	16,548	$184,988	543,142	$6,249,855

Class I	Shares	Dollars	Shares	Dollars
Shares sold	3,401,744	$32,554,362	42,956,599	$492,588,376
Shares issued as reinvestment of distributions	245,040	2,352,958	309,084	3,532,068
Less shares redeemed	(1,202,376)	(11,600,750)	(15,369,429)	(175,998,227)

Net increase (decrease)	2,444,408	$23,306,570	27,896,254	$320,122,217

Class R	Shares	Dollars	Shares	Dollars
Shares sold	20,773	$200,761	134,772	$1,565,438
Shares issued as reinvestment of distributions	878	8,407	944	10,865
Less shares redeemed	(9,568)	(93,169)	(29,077)	(338,620)

Net increase (decrease)	12,083	$115,999	106,639	$1,237,683

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

134	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months						April 1, 2006
	Ended						through		Year Ended
	April 30,		Year Ended October 31,				October 31,		March 31,
	2011		2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$49.18		$40.60	$32.20	$70.29	$55.12	$58.31		$49.90

Income from investment operations:
Net investment income (loss)(a)	(0.13)		(0.16)	(0.14)	(0.24)	(0.35)	(0.23)		(0.30)

Net realized and unrealized gain (loss)	9.65		8.74	8.54	(30.29)	17.49	(2.96)		11.05

Total from investment operations	9.52		8.58	8.40	(30.53)	17.14	(3.19)		10.75

Distributions:
Dividends from net investment income	—		—	—	—	—	—		—

Dividends from net realized gains	—		—	—	(7.56)	(1.97)	—		(2.34)

Total distributions	—		—	—	(7.56)	(1.97)	—		(2.34)

Net asset value, end of period	$58.70		$49.18	$40.60	$32.20	$70.29	$55.12		$58.31

Ratios and supplemental data:
Total return(b)	19.36%		21.13%	26.09%	(48.11% )	32.15%	(5.47%	)	21.96%

Net assets, end of period (000)	$5,521,752		$4,721,389	$5,017,458	$5,052,016	$12,068,660	$12,573,503		$14,242,247

Ratio of net expenses to average net assets	1.24%	(c)	1.27%	1.32%	1.21%	1.20%	1.19%	(c)	1.20%

Ratio of gross expenses to average net assets prior to expense reductions	1.24%	(c)	1.27%	1.33%	1.22%	1.21%	1.19%	(c)	1.20%

Ratio of net investment income (loss) to average net assets	(0.49%	)(c)	(0.37% )	(0.44% )	(0.46% )	(0.61% )	(0.71%	)(c)	(0.55% )

	(Unaudited)
	Six Months						April 1, 2006
	Ended						through		Year Ended
	April 30,		Year Ended October 31,				October 31,		March 31,
	2011		2010	2009	2008	2007	2006		2006
Portfolio turnover rate	29.1%		52.7%	52.3%	73.9%	75.8%	41.2%		74.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	135

Calamos Growth Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months								April 1, 2006
	Ended								through		Year Ended
	April 30,		Year Ended October 31,						October 31,		March 31,
	2011		2010		2009		2008	2007	2006		2006
Net asset value, beginning of period	$48.96		$40.72		$32.53		$71.41	$56.37	$59.91		$51.59

Income from investment operations:
Net investment income (loss)(a)	(0.33)		(0.50)		(0.39)		(0.63)	(0.80)	(0.48)		(0.72)

Net realized and unrealized gain (loss)	9.58		8.74		8.58		(30.69)	17.81	(3.06)		11.38

Total from investment operations	9.25		8.24		8.19		(31.32)	17.01	(3.54)		10.66

Distributions:
Dividends from net investment income	—		—		—		—	—	—		—

Dividends from net realized gains	—		—		—		(7.56)	(1.97)	—		(2.34)

Total distributions	—		—		—		(7.56)	(1.97)	—		(2.34)

Net asset value, end of period	$58.21		$48.96		$40.72		$32.53	$71.41	$56.37		$59.91

Ratios and supplemental data:
Total return(b)	18.89%		20.24%		25.18%		(48.50% )	31.18%	(5.91%	)	21.05%

Net assets, end of period (000)	$503,446		$508,828		$593,604		$609,200	$1,396,806	$1,280,227		$1,424,960

Ratio of net expenses to average net assets	1.99%	(c)	2.02%		2.07%		1.96%	1.95%	1.94%	(c)	1.95%

Ratio of gross expenses to average net assets prior to expense reductions	1.99%	(c)	2.02%		2.08%		1.97%	1.96%	1.94%	(c)	1.95%

Ratio of net investment income (loss) to average net assets	(1.24%	)(c)	(1.12%	)	(1.19%	)	(1.21% )	(1.36% )	(1.46%	)(c)	(1.30% )

	CLASS C
	(Unaudited)
	Six Months								April 1, 2006
	Ended								through		Year Ended
	April 30,		Year Ended October 31,						October 31,		March 31,
	2011		2010		2009		2008	2007	2006		2006
Net asset value, beginning of period	$44.80		$37.26		$29.77		$66.05	$52.29	$55.57		$48.00

Income from investment operations:
Net investment income (loss)(a)	(0.30)		(0.45)		(0.36)		(0.58)	(0.74)	(0.44)		(0.67)

Net realized and unrealized gain (loss)	8.77		7.99		7.85		(28.14)	16.47	(2.84)		10.58

Total from investment operations	8.47		7.54		7.49		(28.72)	15.73	(3.28)		9.91

Distributions:
Dividends from net investment income	—		—		—		—	—	—		—

Dividends from net realized gains	—		—		—		(7.56)	(1.97)	—		(2.34)

Total distributions	—		—		—		(7.56)	(1.97)	—		(2.34)

Net asset value, end of period	$53.27		$44.80		$37.26		$29.77	$66.05	$52.29		$55.57

Ratios and supplemental data:
Total return(b)	18.91%		20.24%		25.16%		(48.50% )	31.16%	(5.90%	)	21.06%

Net assets, end of period (000)	$1,907,678		$1,718,714		$1,720,775		$1,732,305	$3,801,620	$3,716,923		$4,152,698

Ratio of net expenses to average net assets	1.99%	(c)	2.02%		2.07%		1.96%	1.95%	1.94%	(c)	1.95%

Ratio of gross expenses to average net assets prior to expense reductions	1.99%	(c)	2.02%		2.08%		1.97%	1.96%	1.94%	(c)	1.95%

Ratio of net investment income (loss) to average net assets	(1.24%	)(c)	(1.12%	)	(1.19%	)	(1.21% )	(1.36% )	(1.46%	)(c)	(1.30% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

136	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months								April 1, 2006
	Ended								through		Year Ended
	April 30,				Year Ended October 31,				October 31,		March 31,
	2011		2010		2009		2008	2007	2006		2006
Net asset value, beginning of period	$53.54		$44.09		$34.88		$75.28	$58.75	$62.06		$52.85

Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.05)		(0.07)		(0.11)	(0.23)	(0.16)		(0.17)

Net realized and unrealized gain (loss)	10.51		9.50		9.28		(32.73)	18.73	(3.15)		11.72

Total from investment operations	10.44		9.45		9.21		(32.84)	18.50	(3.31)		11.55

Distributions:
Dividends from net investment income	—		—		—		—	—	—		—

Dividends from net realized gains	—		—		—		(7.56)	(1.97)	—		(2.34)

Total distributions	—		—		—		(7.56)	(1.97)	—		(2.34)

Net asset value, end of period	$63.98		$53.54		$44.09		$34.88	$75.28	$58.75		$62.06

Ratios and supplemental data:
Total return(b)	19.50%		21.43%		26.40%		(47.97% )	32.49%	(5.33%	)	22.25%

Net assets, end of period (000)	$1,747,246		$1,335,967		$652,733		$468,906	$226,225	$140,089		$198,409

Ratio of net expenses to average net assets	0.99%	(c)	1.02%		1.07%		0.96%	0.95%	0.94%	(c)	0.95%

Ratio of gross expenses to average net assets prior to expense reductions	0.99%	(c)	1.02%		1.07%		0.97%	0.96%	0.94%	(c)	0.95%

Ratio of net investment income (loss) to average net assets	(0.24%	)(c)	(0.11%	)	(0.20%	)	(0.21% )	(0.36% )	(0.46%	)(c)	(0.30% )

	CLASS R
	(Unaudited)
	Six Months							March 1, 2007*
	Ended							through
	April 30,		Year Ended October 31,					October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$48.71		$40.31		$32.05		$70.16	$53.60

Income from investment operations:
Net investment income (loss)(a)	(0.20)		(0.27)		(0.25)		(0.35)	(0.36)

Net realized and unrealized gain (loss)	9.55		8.67		8.51		(30.20)	16.92

Total from investment operations	9.35		8.40		8.26		(30.55)	16.56

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(7.56)	—

Total distributions	—		—		—		(7.56)	—

Net asset value, end of period	$58.06		$48.71		$40.31		$32.05	$70.16

Ratios and supplemental data:
Total return(b)	19.20%		20.84%		25.77%		(48.24% )	30.90%

Net assets, end of period (000)	$13,162		$9,071		$3,872		$780	$404

Ratio of net expenses to average net assets	1.49%	(c)	1.52%		1.56%		1.46%	1.45%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.49%	(c)	1.52%		1.56%		1.47%	1.46%	(c)

Ratio of net investment income (loss) to average net assets	(0.74%	)(c)	(0.62%	)	(0.73%	)	(0.71% )	(0.86%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	137

Calamos Value Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)							April 1,
	Six Months							2006
	Ended							through		Year Ended
	April 30,		Year Ended October 31,					October 31,		March 31,
	2011		2010		2009	2008	2007	2006		2006
Net asset value, beginning of period	$11.02		$10.57		$8.90	$14.68	$13.63	$13.03		$12.01

Income from investment operations:
Net investment income (loss)	(0.01	)(a)	(0.00	)(a)*	0.04 (a)	0.03 (a)	0.01 (a)	(0.00	)(a)*	0.01

Net realized and unrealized gain (loss)	1.33		0.48		1.64	(4.83)	1.73	0.60		1.51

Total from investment operations	1.32		0.48		1.68	(4.80)	1.74	0.60		1.52

Distributions:
Dividends from net investment income	—		(0.03)		(0.01)	(0.08)	—	—		—

Dividends from net realized gains	—		—		—	(0.90)	(0.69)	—		(0.50)

Total distributions	—		(0.03)		(0.01)	(0.98)	(0.69)	—		(0.50)

Net asset value, end of period	$12.34		$11.02		$10.57	$8.90	$14.68	$13.63		$13.03

Ratios and supplemental data:
Total return(b)	11.98%		4.52%		18.85%	(34.79% )	13.33%	4.60%		12.91%

Net assets, end of period (000)	$27,315		$31,556		$32,877	$45,372	$76,676	$101,016		$95,264

Ratio of net expenses to average net assets	1.68%	(c)	1.60%		1.59%	1.48%	1.46%	1.46%	(c)	1.47%

Ratio of gross expenses to average net assets prior to expense reductions	1.68%	(c)	1.60%		1.59%	1.49%	1.46%	1.46%	(c)	1.47%

Ratio of net investment income (loss) to average net assets	(0.12%	)(c)	0.03%		0.50%	0.24%	0.05%	(0.04%	)(c)	0.10%

	(Unaudited)
	Six Months							April 1, 2006
	Ended							through		Year Ended
	April 30,		Year Ended October 31,					October 31,		March 31,
	2011		2010		2009	2008	2007	2006		2006
Portfolio turnover rate	13.7%		37.7%		58.7%	61.0%	29.6%	35.7%		63.3%

*	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

138	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund  Financial Highlights

	CLASS B
	(Unaudited)										April 1,
	Six Months										2006
	Ended										through		Year Ended
	April 30,		Year Ended October 31,								October 31,		March 31,
	2011		2010		2009		2008		2007		2006		2006
Net asset value, beginning of period	$10.35		$9.98		$8.46		$14.01		$13.13		$12.61		$11.73

Income from investment operations:
Net investment income (loss)	(0.05	)(a)	(0.07	)(a)	(0.02	)(a)	(0.06	)(a)	(0.09	)(a)	(0.06	)(a)	(0.07)

Net realized and unrealized gain (loss)	1.25		0.44		1.54		(4.59)		1.66		0.58		1.45

Total from investment operations	1.20		0.37		1.52		(4.65)		1.57		0.52		1.38

Distributions:
Dividends from net investment income	—		—		—		—		—		—		—

Dividends from net realized gains	—		—		—		(0.90)		(0.69)		—		(0.50)

Total distributions	—		—		—		(0.90)		(0.69)		—		(0.50)

Net asset value, end of period	$11.55		$10.35		$9.98		$8.46		$14.01		$13.13		$12.61

Ratios and supplemental data:
Total return(b)	11.59%		3.71%		17.97%		(35.24%	)	12.50%		4.12%		12.01%

Net assets, end of period (000)	$3,525		$3,903		$5,145		$5,377		$10,867		$9,898		$9,205

Ratio of net expenses to average net assets	2.43%	(c)	2.34%		2.34%		2.23%		2.21%		2.21%	(c)	2.22%

Ratio of gross expenses to average net assets prior to expense reductions	2.43%	(c)	2.34%		2.34%		2.24%		2.21%		2.21%	(c)	2.22%

Ratio of net investment income (loss) to average net assets	(0.86%	)(c)	(0.70%	)	(0.29%	)	(0.51%	)	(0.70%	)	(0.79%	)(c)	(0.65% )

	CLASS C
	(Unaudited)										April 1,
	Six Months										2006
	Ended										through		Year Ended
	April 30,		Year Ended October 31,								October 31,		March 31,
	2011		2010		2009		2008		2007		2006		2006
Net asset value, beginning of period	$10.34		$9.97		$8.45		$14.00		$13.12		$12.60		$11.72

Income from investment operations:
Net investment income (loss)	(0.05	)(a)	(0.07	)(a)	(0.02	)(a)	(0.06	)(a)	(0.09	)(a)	(0.06	)(a)	(0.07)
Net realized and unrealized gain (loss)	1.25		0.44		1.54		(4.59)		1.66		0.58		1.45

Total from investment operations	1.20		0.37		1.52		(4.65)		1.57		0.52		1.38

Distributions:
Dividends from net investment income	—		—		—		—		—		—		—

Dividends from net realized gains	—		—		—		(0.90)		(0.69)		—		(0.50)

Total distributions	—		—		—		(0.90)		(0.69)		—		(0.50)

Net asset value, end of period	$11.54		$10.34		$9.97		$8.45		$14.00		$13.12		$12.60

Ratios and supplemental data:
Total return(b)	11.61%		3.71%		17.99%		(35.27%	)	12.51%		4.13%		12.02%

Net assets, end of period (000)	$4,963		$5,915		$6,946		$7,295		$14,364		$15,621		$14,999

Ratio of net expenses to average net assets	2.43%	(c)	2.35%		2.34%		2.23%		2.21%		2.21%	(c)	2.22%

Ratio of gross expenses to average net assets prior to expense reductions	2.43%	(c)	2.35%		2.34%		2.24%		2.21%		2.21%	(c)	2.22%

Ratio of net investment income (loss) to average net assets	(0.85%	)(c)	(0.71%	)	(0.29%	)	(0.51%	)	(0.70%	)	(0.79%	)(c)	(0.65% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	139

Calamos Value Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through		Year Ended
	April 30,	Year Ended October 31,				October 31,		March 31,
	2011	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$11.20	$10.74	$9.05	$14.92	$13.81	$13.18		$12.11

Income from investment operations:
Net investment income (loss)	0.01 (a)	0.03 (a)	0.06 (a)	0.06 (a)	0.04 (a)	0.02	(a)	0.04

Net realized and unrealized gain (loss)	1.34	0.48	1.67	(4.91)	1.76	0.61		1.53

Total from investment operations	1.35	0.51	1.73	(4.85)	1.80	0.63		1.57

Distributions:
Dividends from net investment income	—	(0.05)	(0.04)	(0.12)	—	—		—

Dividends from net realized gains	—	—	—	(0.90)	(0.69)	—		(0.50)

Total distributions	—	(0.05)	(0.04)	(1.02)	(0.69)	—		(0.50)

Net asset value, end of period	$12.55	$11.20	$10.74	$9.05	$14.92	$13.81		$13.18

Ratios and supplemental data:
Total return(b)	12.05%	4.79%	19.23%	(34.64% )	13.60%	4.78%		13.22%

Net assets, end of period (000)	$12,414	$17,340	$18,396	$17,711	$29,628	$6,951		$4,120

Ratio of net expenses to average net assets	1.42% (c)	1.35%	1.34%	1.23%	1.21%	1.21%	(c)	1.22%

Ratio of gross expenses to average net assets prior to expense reductions	1.42% (c)	1.35%	1.34%	1.24%	1.21%	1.21%	(c)	1.22%

Ratio of net investment income (loss) to average net assets	0.15% (c)	0.28%	0.69%	0.49%	0.30%	0.21%	(c)	0.35%

	CLASS R
	(Unaudited)
	Six Months						March 1, 2007*
	Ended						through
	April 30,		Year Ended October 31,				October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$10.96		$10.52		$8.87	$14.66	$13.18

Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.02)		0.02	(0.00)**	(0.02)

Net realized and unrealized gain (loss)	1.32		0.46		1.63	(4.82)	1.50

Total from investment operations	1.30		0.44		1.65	(4.82)	1.48

Distributions:
Dividends from net investment income	—		(0.00	)**	—	(0.07)	—

Dividends from net realized gains	—		—		—	(0.90)	—

Total distributions	—		—		—	(0.97)	—

Net asset value, end of period	$12.26		$10.96		$10.52	$8.87	$14.66

Ratios and supplemental data:
Total return(b)	11.86%		4.21%		18.60%	(34.96% )	11.23%

Net assets, end of period (000)	$100		$89		$86	$72	$111

Ratio of net expenses to average net assets	1.93%	(c)	1.85%		1.83%	1.73%	1.71%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.93%	(c)	1.85%		1.84%	1.74%	1.71%	(c)

Ratio of net investment income (loss) to average net assets	(0.35%	)(c)	(0.23%	)	0.18%	(0.01% )	(0.20%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

140	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Blue Chip Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months							April 1, 2006
	Ended							through	Year Ended
	April 30,		Year Ended October 31,					October 31,	March 31,
	2011		2010		2009	2008	2007	2006	2006
Net asset value, beginning of period	$11.93		$10.51		$8.91	$14.82	$12.75	$12.12	$10.91

Income from investment operations:
Net investment income (loss)	(0.02	)(a)	(0.02	)(a)	0.06 (a)	0.06 (a)	0.04 (a)	0.02	0.02

Net realized and unrealized gain (loss)	1.93		1.46		1.58	(5.05)	2.11	0.61	1.19

Total from investment operations	1.91		1.44		1.64	(4.99)	2.15	0.63	1.21

Distributions:
Dividends from net investment income	—		(0.02)		(0.04)	(0.03)	(0.04)	—	—

Dividends from net realized gains	—		—		—	(0.89)	(0.04)	—	—

Total distributions	—		(0.02)		(0.04)	(0.92)	(0.08)	—	—

Net asset value, end of period	$13.84		$11.93		$10.51	$8.91	$14.82	$12.75	$12.12

Ratios and supplemental data:
Total return(b)	16.01%		13.72%		18.50%	(35.66% )	16.93%	5.20%	11.09%

Net assets, end of period (000)	$26,446		$24,518		$32,143	$67,229	$107,955	$105,014	$95,552

Ratio of net expenses to average net assets	1.57%	(c)	1.56%		1.54%	1.45%	1.44%	1.43% (c)	1.46%

Ratio of gross expenses to average net assets prior to expense reductions	1.57%	(c)	1.56%		1.55%	1.46%	1.45%	1.43% (c)	1.46%

Ratio of net investment income (loss) to average net assets	(0.39%	)(c)	(0.18%	)	0.72%	0.49%	0.33%	0.29% (c)	0.16%

	(Unaudited)
	Six Months							April 1, 2006
	Ended							through	Year Ended
	April 30,		Year Ended October 31,					October 31,	March 31,
	2011		2010		2009	2008	2007	2006	2006
Portfolio turnover rate	32.4%		49.4%		79.0%	39.8%	45.9%	25.5%	27.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	141

Calamos Blue Chip Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months										April 1, 2006
	Ended										through		Year Ended
	April 30,		Year Ended October 31,								October 31,		March 31,
	2011		2010		2009		2008		2007		2006		2006
Net asset value, beginning of period	$11.45		$10.14		$8.63		$14.44		$12.49		$11.92		$10.82

Income from investment operations:
Net investment income (loss)	(0.07	)(a)	(0.10	)(a)	(0.02	)(a)	(0.03	)(a)	(0.06	)(a)	(0.05)		(0.07)

Net realized and unrealized gain (loss)	1.86		1.41		1.53		(4.89)		2.05		0.62		1.17

Total from investment operations	1.79		1.31		1.51		(4.92)		1.99		0.57		1.10

Distributions:
Dividends from net investment income	—		—		—		—		—		—		—

Dividends from net realized gains	—		—		—		(0.89)		(0.04)		—		—

Total distributions	—		—		—		(0.89)		(0.04)		—		—

Net asset value, end of period	$13.24		$11.45		$10.14		$8.63		$14.44		$12.49		$11.92

Ratios and supplemental data:
Total return(b)	15.63%		12.92%		17.50%		(36.08%	)	15.96%		4.78%		10.17%

Net assets, end of period (000)	$4,130		$4,171		$5,087		$4,833		$8,694		$8,007		$8,452

Ratio of net expenses to average net assets	2.32%	(c)	2.31%		2.29%		2.20%		2.19%		2.18%	(c)	2.21%

Ratio of gross expenses to average net assets prior to expense reductions	2.32%	(c)	2.31%		2.29%		2.21%		2.20%		2.18%	(c)	2.21%

Ratio of net investment income (loss) to average net assets	(1.14%	)(c)	(0.92%	)	(0.25%	)	(0.26%	)	(0.42%	)	(0.46%	)(c)	(0.59% )

	CLASS C
	(Unaudited)
	Six Months										April 1, 2006
	Ended										through		Year Ended
	April 30,		Year Ended October 31,								October 31,		March 31,
	2011		2010		2009		2008		2007		2006		2006
Net asset value, beginning of period	$11.45		$10.15		$8.63		$14.45		$12.49		$11.93		$10.82

Income from investment operations:
Net investment income (loss)	(0.07	)(a)	(0.10	)(a)	(0.02	)(a)	(0.03	)(a)	(0.06	)(a)	(0.04)		(0.07)

Net realized and unrealized gain (loss)	1.86		1.40		1.54		(4.90)		2.06		0.60		1.18

Total from investment operations	1.79		1.30		1.52		(4.93)		2.00		0.56		1.11

Distributions:
Dividends from net investment income	—		—		—		—		—		—		—

Dividends from net realized gains	—		—		—		(0.89)		(0.04)		—		—

Total distributions	—		—		—		(0.89)		(0.04)		—		—

Net asset value, end of period	$13.24		$11.45		$10.15		$8.63		$14.45		$12.49		$11.93

Ratios and supplemental data:
Total return(b)	15.63%		12.81%		17.61%		(36.13%	)	16.04%		4.69%		10.26%

Net assets, end of period (000)	$12,069		$10,628		$10,359		$8,489		$14,389		$14,430		$14,233

Ratio of net expenses to average net assets	2.33%	(c)	2.31%		2.29%		2.20%		2.19%		2.18%	(c)	2.21%

Ratio of gross expenses to average net assets prior to expense reductions	2.33%	(c)	2.31%		2.29%		2.21%		2.20%		2.18%	(c)	2.21%

Ratio of net investment income (loss) to average net assets	(1.14%	)(c)	(0.92%	)	(0.25%	)	(0.26%	)	(0.42%	)	(0.46%	)(c)	(0.59% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

142	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Blue Chip Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months						April 1, 2006
	Ended						through	Year Ended
	April 30,		Year Ended October 31,				October 31,	March 31,
	2011		2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$11.98		$10.56	$8.97	$14.90	$12.84	$12.19	$10.94

Income from investment operations:
Net investment income (loss)	(0.01	)(a)	0.01 (a)	0.07 (a)	0.09 (a)	0.08 (a)	0.04	0.01

Net realized and unrealized gain (loss)	1.95		1.46	1.59	(5.06)	2.11	0.61	1.24

Total from investment operations	1.94		1.47	1.66	(4.97)	2.19	0.65	1.25

Distributions:
Dividends from net investment income	—		(0.05)	(0.07)	(0.07)	(0.09)	—	—

Dividends from net realized gains	—		—	—	(0.89)	(0.04)	—	—

Total distributions	—		(0.05)	(0.07)	(0.96)	(0.13)	—	—

Net asset value, end of period	$13.92		$11.98	$10.56	$8.97	$14.90	$12.84	$12.19

Ratios and supplemental data:
Total return(b)	16.19%		13.97%	18.74%	(35.44% )	17.15%	5.33%	11.43%

Net assets, end of period (000)	$27,124		$23,441	$21,604	$22,337	$34,783	$19,153	$17,881

Ratio of net expenses to average net assets	1.32%	(c)	1.31%	1.29%	1.20%	1.19%	1.18% (c)	1.21%

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	(c)	1.31%	1.29%	1.21%	1.20%	1.18% (c)	1.21%

Ratio of net investment income (loss) to average net assets	(0.14%	)(c)	0.08%	0.76%	0.74%	0.58%	0.54% (c)	0.41%

	CLASS R
	(Unaudited)
	Six Months						March 1, 2007*
	Ended						through
	April 30,		Year Ended October 31,				October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.87		$10.47		$8.88	$14.79	$12.80

Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.05)		0.02	0.03	0.01

Net realized and unrealized gain (loss)	1.93		1.45		1.60	(5.04)	1.98

Total from investment operations	1.89		1.40		1.62	(5.01)	1.99

Distributions:
Dividends from net investment income	—		—		(0.03)	(0.01)	—

Dividends from net realized gains	—		—		—	(0.89)	—

Total distributions	—		—		(0.03)	(0.90)	—

Net asset value, end of period	$13.76		$11.87		$10.47	$8.88	$14.79

Ratios and supplemental data:
Total return(b)	15.92%		13.37%		18.28%	(35.82% )	15.55%

Net assets, end of period (000)	$115		$99		$88	$106	$116

Ratio of net expenses to average net assets	1.82%	(c)	1.81%		1.79%	1.70%	1.69% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	(c)	1.81%		1.80%	1.71%	1.70% (c)

Ratio of net investment income (loss) to average net assets	(0.65%	)(c)	(0.43%	)	0.28%	0.24%	0.08% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	143

Calamos Discovery Growth Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months		June 1, 2010*
	Ended		through
	April 30,		October 31,
	2011		2010
Net asset value, beginning of period	$11.64		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.04)

Net realized and unrealized gain (loss)	3.77		1.68

Total from investment operations	3.71		1.64

Distributions:
Dividends from net investment income	(0.01)		—

Dividends from net realized gains	—		—

Total distributions	(0.01)		—

Net asset value, end of period	$15.34		$11.64

Ratios and supplemental data:
Total return(b)	31.93%		16.40%

Net assets, end of period (000)	$24,596		$14,557

Ratio of net expenses to average net assets	1.50%	(c)	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.08%	(c)	2.63%	(c)

Ratio of net investment income (loss) to average net assets	(0.86%	)(c)	(0.99%	)(c)

	(Unaudited)
	Six Months		June 1, 2010*
	Ended		through
	April 30,		October 31,
	2011		2010
Portfolio turnover rate	43.3%		26.2%

*	Commencement of operations.

(a)	Net investment income based on average shares method

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

144	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months		June 1, 2010*
	Ended		through
	April 30,		October 31,
	2011		2010
Net asset value, beginning of period	$11.60		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.08)

Net realized and unrealized gain (loss)	3.76		1.68

Total from investment operations	3.65		1.60

Distributions:
Dividends from net investment income	—		—

Dividends from net realized gains	—		—

Net asset value, end of period	$15.25		$11.60

Ratios and supplemental data:
Total return(b)	31.47%		16.00%

Net assets, end of period (000)	$1,813		$1,160

Ratio of net expenses to average net assets	2.25%	(c)	2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.83%	(c)	3.41%	(c)

Ratio of net investment income (loss) to average net assets	(1.60%	)(c)	(1.74%	)(c)

	CLASS C
	(Unaudited)
	Six Months		June 1, 2010*
	Ended		through
	April 30,		October 31,
	2011		2010
Net asset value, beginning of period	$11.60		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.08)

Net realized and unrealized gain (loss)	3.76		1.68

Total from investment operations	3.65		1.60

Distributions:
Dividends from net investment income	—		—

Dividends from net realized gains	—		—

Net asset value, end of period	$15.25		$11.60

Ratios and supplemental data:
Total return(b)	31.47%		16.00%

Net assets, end of period (000)	$2,615		$1,545

Ratio of net expenses to average net assets	2.25%	(c)	2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.83%	(c)	3.38%	(c)

Ratio of net investment income (loss) to average net assets	(1.61%	)(c)	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	145

Calamos Discovery Growth Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months		June 1, 2010*
	Ended		through
	April 30,		October 31,
	2011		2010
Net asset value, beginning of period	$11.65		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.03)

Net realized and unrealized gain (loss)	3.79		1.68

Total from investment operations	3.74		1.65

Distributions:
Dividends from net investment income	(0.03)		—

Dividends from net realized gains	—		—

Total distributions	(0.03)		—

Net asset value, end of period	$15.36		$11.65

Ratios and supplemental data:
Total return(b)	32.12%		16.50%

Net assets, end of period (000)	$8,862		$2,540

Ratio of net expenses to average net assets	1.25%	(c)	1.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.79%	(c)	2.40%	(c)

Ratio of net investment income (loss) to average net assets	(0.74%	)(c)	(0.74%	)(c)

	CLASS R
	(Unaudited)
	Six Months		June 1, 2010*
	Ended		through
	April 30,		October 31,
	2011		2010
Net asset value, beginning of period	$11.63		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.05)

Net realized and unrealized gain (loss)	3.76		1.68

Total from investment operations	3.69		1.63

Distributions:
Dividends from net investment income	—		—

Dividends from net realized gains	—		—

Net asset value, end of period	$15.32		$11.63

Ratios and supplemental data:
Total return(b)	31.73%		16.30%

Net assets, end of period (000)	$1,532		$1,163

Ratio of net expenses to average net assets	1.75%	(c)	1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.34%	(c)	2.91%	(c)

Ratio of net investment income (loss) to average net assets	(1.09%	)(c)	(1.24%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

146	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months							April 1, 2006
	Ended							through	Year Ended
	April 30,		Year Ended October 31,					October 31,	March 31,
	2011		2010		2009	2008	2007	2006	2006
Net asset value, beginning of period	$15.46		$12.64		$8.90	$19.16	$13.34	$13.10	$9.76

Income from investment operations:
Net investment income (loss)	(0.04	)(a)	(0.04	)(a)	0.03 (a)	0.04 (a)	0.06	0.03	0.07

Net realized and unrealized gain (loss)	3.12		2.86		3.71	(9.61)	5.85	0.21	3.33

Total from investment operations	3.08		2.82		3.74	(9.57)	5.91	0.24	3.40

Distributions:
Dividends from net investment income	—		—		—	(0.08)	(0.05)	—	(0.06)

Dividends from net realized gains	—		—		—	(0.61)	(0.04)	—	—

Total distributions	—		—		—	(0.69)	(0.09)	—	(0.06)

Net asset value, end of period	$18.54		$15.46		$12.64	$8.90	$19.16	$13.34	$13.10

Ratios and supplemental data:
Total return(b)	19.92%		22.31%		42.02%	(51.67% )	44.59%	1.83%	34.87%

Net assets, end of period (000)	$209,536		$136,723		$112,647	$130,686	$270,864	$163,662	$127,471

Ratio of net expenses to average net assets	1.56%	(c)	1.67%		1.62%	1.48%	1.49%	1.52% (c)	1.62%

Ratio of gross expenses to average net assets prior to expense reductions	1.56%	(c)	1.67%		1.62%	1.48%	1.49%	1.53% (c)	1.62%

Ratio of net investment income (loss) to average net assets	(0.43%	)(c)	(0.26%	)	0.35%	0.25%	0.40%	0.49% (c)	0.80%

	(Unaudited)
	Six Months							April 1, 2006
	Ended							through	Year Ended
	April 30,		Year Ended October 31,					October 31,	March 31,
	2011		2010		2009	2008	2007	2006	2006
Portfolio turnover rate	27.5%		63.1%		86.9%	87.7%	80.1%	39.5%	49.3%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months									April 1, 2006
	Ended									through		Year Ended
	April 30,		Year Ended October 31,							October 31,		March 31,
	2011		2010		2009		2008		2007	2006		2006
Net asset value, beginning of period	$14.96		$12.32		$8.74		$18.88		$13.20	$13.02		$9.76

Income from investment operations:
Net investment income (loss)	(0.10	)(a)	(0.14	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)	(0.01)		0.01

Net realized and unrealized gain (loss)	3.01		2.78		3.61		(9.46)		5.76	0.19		3.29

Total from investment operations	2.91		2.64		3.58		(9.53)		5.72	0.18		3.30

Distributions:
Dividends from net investment income	—		—		—		—		—	—		(0.04)

Dividends from net realized gains	—		—		—		(0.61)		(0.04)	—		—

Total distributions	—		—		—		(0.61)		(0.04)	—		(0.04)

Net asset value, end of period	$17.87		$14.96		$12.32		$8.74		$18.88	$13.20		$13.02

Ratios and supplemental data:
Total return(b)	19.45%		21.43%		40.96%		(52.02%	)	43.49%	1.38%		33.81%

Net assets, end of period (000)	$17,769		$16,606		$17,019		$15,978		$40,659	$19,227		$11,928

Ratio of net expenses to average net assets	2.31%	(c)	2.42%		2.37%		2.23%		2.24%	2.27%(c	)	2.37%

Ratio of gross expenses to average net assets prior to expense reductions	2.31%	(c)	2.42%		2.38%		2.23%		2.24%	2.28%(c	)	2.37%

Ratio of net investment income (loss) to average net assets	(1.25%	)(c)	(1.02%	)	(0.34%	)	(0.50%	)	(0.35% )	(0.26%	)(c)	0.05%

	CLASS C
	(Unaudited)
	Six Months									April 1, 2006
	Ended									through		Year Ended
	April 30,		Year Ended October 31,							October 31,		March 31,
	2011		2010		2009		2008		2007	2006		2006
Net asset value, beginning of period	$14.94		$12.30		$8.72		$18.85		$13.18	$13.00		$9.76

Income from investment operations:
Net investment income (loss)	(0.10	)(a)	(0.14	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)	(0.01)		0.02

Net realized and unrealized gain (loss)	3.00		2.78		3.61		(9.45)		5.75	0.19		3.27

Total from investment operations	2.90		2.64		3.58		(9.52)		5.71	0.18		3.29

Distributions:
Dividends from net investment income	—		—		—		—		—	—		(0.05)

Dividends from net realized gains	—		—		—		(0.61)		(0.04)	—		—

Total distributions	—		—		—		(0.61)		(0.04)	—		(0.05)

Net asset value, end of period	$17.84		$14.94		$12.30		$8.72		$18.85	$13.18		$13.00

Ratios and supplemental data:
Total return(b)	19.41%		21.46%		41.06%		(52.05%	)	43.48%	1.38%		33.73%

Net assets, end of period (000)	$60,113		$48,200		$43,138		$43,401		$96,202	$56,899		$38,959

Ratio of net expenses to average net assets	2.31%	(c)	2.42%		2.37%		2.23%		2.24%	2.27%	(c)	2.37%

Ratio of gross expenses to average net assets prior to expense reductions	2.31%	(c)	2.42%		2.37%		2.23%		2.24%	2.28%	(c)	2.37%

Ratio of net investment income (loss) to average net assets	(1.21%	)(c)	(1.01%	)	(0.36%	)	(0.50%	)	(0.35% )	(0.26%	)(c)	0.05%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

148	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months
	Ended									Year Ended
	April 30,		Year Ended October 31,							March 31,
	2011		2010	2009		2008	2007	2006		2006
Net asset value, beginning of period	$15.57		$12.72	$8.93		$19.22	$13.37	$13.11		$9.76

Income from investment operations:
Net investment income (loss)	(0.01	)(a)	0.01 (a)	0.05	(a)	0.08 (a)	0.07	0.05		0.09

Net realized and unrealized gain (loss)	3.13		2.87	3.74		(9.65)	5.90	0.21		3.33

Total from investment operations	3.12		2.88	3.79		(9.57)	5.97	0.26		3.42

Distributions:
Dividends from net investment income	—		(0.03)	—		(0.11)	(0.08)	—		(0.07)

Dividends from net realized gains	—		—	—		(0.61)	(0.04)	—		—

Total distributions	—		(0.03)	—		(0.72)	(0.12)	—		(0.07)

Net asset value, end of period	$18.69		$15.57	$12.72		$8.93	$19.22	$13.37		$13.11

Ratios and supplemental data:
Total return(b)	20.04%		22.66%	42.44%		(51.56% )	45.01%	1.98%		35.13%

Net assets, end of period (000)	$169,971		$96,003	$42,392		$78,423	$157,986	$59,108		$52,011

Ratio of net expenses to average net assets	1.31%	(c)	1.42%	1.35%		1.23%	1.24%	1.27%	(c)	1.37%

Ratio of gross expenses to average net assets prior to expense reductions	1.31%	(c)	1.42%	1.36%		1.23%	1.24%	1.28%	(c)	1.37%

Ratio of net investment income (loss) to average net assets	(0.12%	)(c)	0.06%	0.51%		0.50%	0.65%	0.74%	(c)	1.05%

	CLASS R
	(Unaudited)
	Six Months								March 1, 2007*
	Ended								through
	April 30,		Year Ended October 31,						October 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$15.35		$12.58		$8.88		$19.13		$14.19

Income from investment operations:
Net investment income (loss)	(0.05	)(a)	(0.07	)(a)	0.00	(a)**	0.00	(a)**	0.02

Net realized and unrealized gain (loss)	3.08		2.84		3.70		(9.59)		4.92

Total from investment operations	3.03		2.77		3.70		(9.59)		4.94

Distributions:
Dividends from net investment income	—		—		—		(0.05)		—

Dividends from net realized gains	—		—		—		(0.61)		—

Total distributions	—		—		—		(0.66)		—

Net asset value, end of period	$18.38		$15.35		$12.58		$8.88		$19.13

Ratios and supplemental data:
Total return(b)	19.74%		22.02%		41.67%		(51.78%	)	34.81%

Net assets, end of period (000)	$1,886		$1,163		$598		$83		$135

Ratio of net expenses to average net assets	1.81%	(c)	1.92%		1.89%		1.73%		1.74% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.81%	(c)	1.92%		1.89%		1.73%		1.74% (c)

Ratio of net investment income (loss) to average net assets	(0.64%	)(c)	(0.49%	)	0.02%		0.00%		0.15% (c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	149

Calamos Evolving World Growth Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months			August 15, 2008*
	Ended			through
	April 30,	Year Ended October 31,		October 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$12.42	$10.30	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.00 **	0.08	0.12	0.01

Net realized and unrealized gain (loss)	2.15	2.11	2.91	(2.68)

Total from investment operations	2.15	2.19	3.03	(2.67)

Distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.06)	—

Dividends from net realized gains	—	—	—	—

Total distributions	(0.04)	(0.07)	(0.06)	—

Net asset value, end of period	$14.53	$12.42	$10.30	$7.33

Ratios and supplemental data:
Total return(b)	17.32%	21.40%	41.76%	(26.70% )

Net assets, end of period (000)	$90,721	$44,895	$15,276	$1,194

Ratio of net expenses to average net assets	1.57% (c)	1.67%	1.75%	1.68% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.57% (c)	1.67%	1.97%	3.01% (c)

Ratio of net investment income (loss) to average net assets	0.07% (c)	0.67%	1.31%	0.71% (c)

	(Unaudited)
	Six Months			August 15, 2008*
	Ended			through
	April 30,	Year Ended October 31,		October 31,
	2011	2010	2009	2008
Portfolio turnover rate	32.5%	48.3%	73.5%	1.2%

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

150	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months				August 15, 2008*
	Ended				through
	April 30,		Year Ended October 31,		October 31,
	2011		2010	2009	2008
Net asset value, beginning of period	$12.32		$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	2.14		2.10	2.89	(2.68)

Total from investment operations	2.09		2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	—		(0.01)	(0.04)	—

Dividends from net realized gains	—		—	—	—

Total distributions	—		(0.01)	(0.04)	—

Net asset value, end of period	$14.41		$12.32	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	16.96%		20.42%	40.71%	(26.80%	)

Net assets, end of period (000)	$2,195		$1,819	$1,349	$732

Ratio of net expenses to average net assets	2.32%	(c)	2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.32%	(c)	2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.76%	)(c)	(0.11% )	0.83%	(0.04%	)(c)

	CLASS C
	(Unaudited)
	Six Months				August 15, 2008*
	Ended				through
	April 30,		Year Ended October 31,		October 31,
	2011		2010	2009	2008
Net asset value, beginning of period	$12.31		$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	2.13		2.10	2.89	(2.68)

Total from investment operations	2.09		2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	(0.00	)**	(0.02)	(0.04)	—

Dividends from net realized gains	—		—	—	—

Total distributions	—		(0.02)	(0.04)	—

Net asset value, end of period	$14.40		$12.31	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	16.98%		20.43%	40.71%	(26.80%	)

Net assets, end of period (000)	$6,330		$3,472	$1,431	$734

Ratio of net expenses to average net assets	2.32%	(c)	2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.32%	(c)	2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.68%	)(c)	(0.07% )	0.82%	(0.04%	)(c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months			August 15, 2008*
	Ended			through
	April 30,	Year Ended October 31,		October 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$12.46	$10.32	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.02	0.10	0.15	0.02

Net realized and unrealized gain (loss)	2.16	2.12	2.91	(2.69)

Total from investment operations	2.18	2.22	3.06	(2.67)

Distributions:
Dividends from net investment income	(0.05)	(0.08)	(0.07)	—

Dividends from net realized gains	—	—	—	—

Total distributions	(0.05)	(0.08)	(0.07)	—

Net asset value, end of period	$14.59	$12.46	$10.32	$7.33

Ratios and supplemental data:
Total return(b)	17.57%	21.68%	42.14%	(26.70%	)

Net assets, end of period (000)	$90,174	$52,875	$24,132	$15,404

Ratio of net expenses to average net assets	1.32% (c)	1.43%	1.49%	1.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.32% (c)	1.43%	1.97%	2.76%	(c)

Ratio of net investment income (loss) to average net assets	0.29% (c)	0.92%	1.86%	0.96%	(c)

	CLASS R
	(Unaudited)
	Six Months				August 15, 2008*
	Ended				through
	April 30,		Year Ended October 31,		October 31,
	2011		2010	2009	2008
Net asset value, beginning of period	$12.39		$10.28	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.02)		0.04	0.11	0.01

Net realized and unrealized gain (loss)	2.16		2.11	2.89	(2.68)

Total from investment operations	2.14		2.15	3.00	(2.67)

Distributions:
Dividends from net investment income	—		(0.04)	(0.05)	—

Dividends from net realized gains	—		—	—	—

Total distributions	—		(0.04)	(0.05)	—

Net asset value, end of period	$14.53		$12.39	$10.28	$7.33

Ratios and supplemental data:
Total return(b)	17.27%		20.99%	41.32%	(26.70%	)

Net assets, end of period (000)	$1,480		$1,252	$1,040	$732

Ratio of net expenses to average net assets	1.83%	(c)	1.93%	1.99%	1.93%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.83%	(c)	1.93%	2.49%	3.26%	(c)

Ratio of net investment income (loss) to average net assets	(0.26%	)(c)	0.38%	1.37%	0.46%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

152	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months					March 1, 2007*
	Ended					through
	April 30,		Year Ended October 31,			October 31,
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$11.28		$9.12	$7.16	$13.44	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.07)	(0.03)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	2.14		2.23	2.33	(6.22)	3.46

Total from investment operations	2.09		2.16	2.30	(6.28)	3.44

Distributions:
Dividends from net investment income	—		—	(0.33)	—	—

Dividends from net realized gains	—		—	—	—	—

Return of capital	—		—	(0.01)	—	—

Total distributions	—		—	(0.34)	—	—

Net asset value, end of period	$13.37		$11.28	$9.12	$7.16	$13.44

Ratios and supplemental data:
Total return(b)	18.53%		23.68%	34.24%	(46.73% )	34.40%

Net assets, end of period (000)	$39,591		$30,212	$21,162	$23,904	$42,097

Ratio of net expenses to average net assets	1.71%	(c)	1.88%	1.95%	1.82%	1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.71%	(c)	1.88%	2.05%	1.82%	1.92%	(c)

Ratio of net investment income (loss) to average net assets	(0.77%	)(c)	(0.71% )	(0.45% )	(0.52% )	(0.30%	)(c)

	(Unaudited)
	Six Months					March 1, 2007*
	Ended					through
	April 30,		Year Ended October 31,			October 31,
	2011		2010	2009	2008	2007
Portfolio turnover rate	23.4%		65.1%	101.6%	83.7%	45.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Equity Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months						March 1, 2007*
	Ended						through
	April 30,		Year Ended October 31,				October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.06		$9.02		$7.06	$13.36	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.15)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	2.10		2.19		2.33	(6.16)	3.44

Total from investment operations	2.01		2.04		2.24	(6.30)	3.36

Distributions:
Dividends from net investment income	—		—		(0.27)	—	—

Dividends from net realized gains	—		—		—	—	—

Return of capital	—		—		(0.01)	—	—

Total distributions	—		—		(0.28)	—	—

Net asset value, end of period	$13.07		$11.06		$9.02	$7.06	$13.36

Ratios and supplemental data:
Total return(b)	18.17%		22.62%		33.48%	(47.16% )	33.60%

Net assets, end of period (000)	$3,236		$2,552		$2,125	$1,531	$2,529

Ratio of net expenses to average net assets	2.47%	(c)	2.63%		2.71%	2.57%	2.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.47%	(c)	2.63%		2.81%	2.57%	2.67%	(c)

Ratio of net investment income (loss) to average net assets	(1.54%	)(c)	(1.46%	)	(1.18% )	(1.27% )	(1.05%	)(c)

	CLASS C
	(Unaudited)
	Six Months						March 1, 2007*
	Ended						through
	April 30,		Year Ended October 31,				October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.04		$9.00		$7.07	$13.37	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.15)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	2.10		2.19		2.32	(6.16)	3.45

Total from investment operations	2.01		2.04		2.23	(6.30)	3.37

Distributions:
Dividends from net investment income	—		—		(0.29)	—	—

Dividends from net realized gains	—		—		—	—	—

Return of capital	—		—		(0.01)	—	—

Total distributions	—		—		(0.30)	—	—

Net asset value, end of period	$13.05		$11.04		$9.00	$7.07	$13.37

Ratios and supplemental data:
Total return(b)	18.21%		22.67%		33.29%	(47.12% )	33.70%

Net assets, end of period (000)	$10,915		$6,523		$4,490	$4,339	$3,261

Ratio of net expenses to average net assets	2.44%	(c)	2.63%		2.70%	2.57%	2.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.44%	(c)	2.63%		2.81%	2.57%	2.67%	(c)

Ratio of net investment income (loss) to average net assets	(1.47%	)(c)	(1.46%	)	(1.22% )	(1.27% )	(1.05%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

154	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months						March 1, 2007*
	Ended						through
	April 30,		Year Ended October 31,				October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.31		$9.13		$7.19	$13.46	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.04)		(0.01)	(0.03)	(0.00	)**

Net realized and unrealized gain (loss)	2.15		2.22		2.34	(6.24)	3.46

Total from investment operations	2.12		2.18		2.33	(6.27)	3.46

Distributions:
Dividends from net investment income	—		—		(0.38)	—	—

Dividends from net realized gains	—		—		—	—	—

Return of capital	—		—		(0.01)	—	—

Total distributions	—		—		(0.39)	—	—

Net asset value, end of period	$13.43		$11.31		$9.13	$7.19	$13.46

Ratios and supplemental data:
Total return(b)	18.74%		23.88%		34.70%	(46.58% )	34.60%

Net assets, end of period (000)	$27,100		$11,996		$4,724	$3,436	$5,714

Ratio of net expenses to average net assets	1.46%	(c)	1.63%		1.70%	1.57%	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.46%	(c)	1.63%		1.81%	1.57%	1.67%	(c)

Ratio of net investment income (loss) to average net assets	(0.44%	)(c)	(0.39%	)	(0.18% )	(0.27% )	(0.05%	)(c)

	CLASS R
	(Unaudited)
	Six Months						March 1, 2007*
	Ended						through
	April 30,		Year Ended October 31,				October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.19		$9.07		$7.13	$13.41	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.10)		(0.05)	(0.08)	(0.04)

Net realized and unrealized gain (loss)	2.12		2.22		2.32	(6.20)	3.45

Total from investment operations	2.06		2.12		2.27	(6.28)	3.41

Distributions:
Dividends from net investment income	—		—		(0.32)	—	—

Dividends from net realized gains	—		—		—	—	—

Return of capital	—		—		(0.01)	—	—

Total distributions	—		—		(0.33)	—	—

Net asset value, end of period	$13.25		$11.19		$9.07	$7.13	$13.41

Ratios and supplemental data:
Total return(b)	18.41%		23.37%		33.92%	(46.83% )	34.10%

Net assets, end of period (000)	$1,802		$1,223		$962	$713	$1,341

Ratio of net expenses to average net assets	1.95%	(c)	2.13%		2.20%	2.07%	2.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.95%	(c)	2.13%		2.31%	2.07%	2.17%	(c)

Ratio of net investment income (loss) to average net assets	(1.01%	)(c)	(0.96%	)	(0.68% )	(0.77% )	(0.55%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	155

Calamos Growth and Income Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$30.15	$27.49	$21.13	$35.83	$32.71	$32.64	$29.40

Income from investment operations:
Net investment income (loss)	0.24(a )	0.64(a )	0.62(a )	0.37(a )	0.32	0.27	0.42

Net realized and unrealized gain (loss)	4.20	2.70	6.17	(12.09)	5.04	0.25	4.18

Total from investment operations	4.44	3.34	6.79	(11.72)	5.36	0.52	4.60

Distributions:
Dividends from net investment income	(0.24)	(0.68)	(0.43)	(0.52)	(0.50)	(0.45)	(0.60)

Dividends from net realized gains	—	—	—	(2.46)	(1.74)	—	(0.76)

Total distributions	(0.24)	(0.68)	(0.43)	(2.98)	(2.24)	(0.45)	(1.36)

Net asset value, end of period	$34.35	$30.15	$27.49	$21.13	$35.83	$32.71	$32.64

Ratios and supplemental data:
Total return(b)	14.80%	12.31%	32.49%	(35.31% )	17.38%	1.66%	16.01%

Net assets, end of period (000)	$2,102,815	$1,706,548	$1,748,479	$1,749,433	$3,441,626	$3,536,121	$3,352,933

Ratio of net expenses to average net assets	1.06% (c)	1.09%	1.12%	1.06%	1.06%	1.05% (c)	1.06%

Ratio of gross expenses to average net assets prior to expense reductions	1.06% (c)	1.09%	1.12%	1.07%	1.06%	1.05% (c)	1.06%

Ratio of net investment income (loss) to average net assets	1.54% (c)	2.26%	2.69%	1.26%	1.16%	1.35% (c)	1.31%

	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	26.1%	54.6%	66.2%	83.4%	66.0%	42.2%	65.4%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

156	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$34.22	$31.10	$23.85	$40.09	$36.32	$36.15	$32.42

Income from investment operations:
Net investment income (loss)	0.15(a )	0.49(a )	0.50(a )	0.17(a )	0.12	0.12	0.19

Net realized and unrealized gain (loss)	4.75	3.05	6.97	(13.63)	5.60	0.30	4.64

Total from investment operations	4.90	3.54	7.47	(13.46)	5.72	0.42	4.83

Distributions:
Dividends from net investment income	(0.17)	(0.42)	(0.22)	(0.32)	(0.21)	(0.25)	(0.34)

Dividends from net realized gains	—	—	—	(2.46)	(1.74)	—	(0.76)

Total distributions	(0.17)	(0.42)	(0.22)	(2.78)	(1.95)	(0.25)	(1.10)

Net asset value, end of period	$38.95	$34.22	$31.10	$23.85	$40.09	$36.32	$36.15

Ratios and supplemental data:
Total return(b)	14.36%	11.46%	31.48%	(35.80% )	16.53%	1.21%	15.15%

Net assets, end of period (000)	$274,995	$303,273	$376,111	$385,128	$739,884	$736,256	$742,721

Ratio of net expenses to average net assets	1.81% (c)	1.84%	1.87%	1.81%	1.81%	1.80% (c)	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.81% (c)	1.84%	1.88%	1.82%	1.81%	1.80% (c)	1.81%

Ratio of net investment income (loss) to average net assets	0.82% (c)	1.51%	1.95%	0.51%	0.41%	0.60% (c)	0.56%

	CLASS C
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$30.30	$27.62	$21.23	$36.05	$32.89	$32.78	$29.53

Income from investment operations:
Net investment income (loss)	0.13(a )	0.43(a )	0.45(a )	0.15(a )	0.10	0.13	0.20

Net realized and unrealized gain (loss)	4.20	2.72	6.19	(12.16)	5.05	0.26	4.19

Total from investment operations	4.33	3.15	6.64	(12.01)	5.15	0.39	4.39

Distributions:
Dividends from net investment income	(0.18)	(0.47)	(0.25)	(0.35)	(0.25)	(0.28)	(0.38)

Dividends from net realized gains	—	—	—	(2.46)	(1.74)	—	(0.76)

Total distributions	(0.18)	(0.47)	(0.25)	(2.81)	(1.99)	(0.28)	(1.14)

Net asset value, end of period	$34.45	$30.30	$27.62	$21.23	$36.05	$32.89	$32.78

Ratios and supplemental data:
Total return(b)	14.36%	11.50%	31.49%	(35.82% )	16.53%	1.20%	15.16%

Net assets, end of period (000)	$1,471,531	$1,291,168	$1,263,459	$1,212,715	$2,244,752	$2,178,512	$2,095,534

Ratio of net expenses to average net assets	1.81% (c)	1.84%	1.87%	1.81%	1.81%	1.80% (c)	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.81% (c)	1.84%	1.87%	1.82%	1.81%	1.80% (c)	1.81%

Ratio of net investment income (loss) to average net assets	0.80% (c)	1.51%	1.94%	0.51%	0.41%	0.60% (c)	0.56%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	157

Calamos Growth and Income Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$29.48	$26.89	$20.69	$35.13	$32.11	$32.06	$28.90

Income from investment operations:
Net investment income (loss)	0.28(a )	0.70(a )	0.68(a )	0.42(a )	0.46	0.32	0.51

Net realized and unrealized gain (loss)	4.10	2.64	6.01	(11.82)	4.88	0.24	4.08

Total from investment operations	4.38	3.34	6.69	(11.40)	5.34	0.56	4.59

Distributions:
Dividends from net investment income	(0.26)	(0.75)	(0.49)	(0.58)	(0.58)	(0.51)	(0.67)

Dividends from net realized gains	—	—	—	(2.46)	(1.74)	—	(0.76)

Total distributions	(0.26)	(0.75)	(0.49)	(3.04)	(2.32)	(0.51)	(1.43)

Net asset value, end of period	$33.60	$29.48	$26.89	$20.69	$35.13	$32.11	$32.06

Ratios and supplemental data:
Total return(b)	14.94%	12.61%	32.75%	(35.14% )	17.70%	1.78%	16.33%

Net assets, end of period (000)	$933,138	$683,473	$352,451	$140,308	$173,650	$153,049	$142,702

Ratio of net expenses to average net assets	0.81% (c)	0.84%	0.87%	0.81%	0.81%	0.80% (c)	0.81%

Ratio of gross expenses to average net assets prior to expense reductions	0.81% (c)	0.84%	0.87%	0.82%	0.81%	0.80% (c)	0.81%

Ratio of net investment income (loss) to average net assets	1.78% (c)	2.51%	2.92%	1.51%	1.41%	1.60% (c)	1.56%

	CLASS R
	(Unaudited)
	Six Months				March 1, 2007*
	Ended				through
	April 30,	Year Ended October 31,			October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$30.02	$27.39	$21.08	$35.80	$31.32

Income from investment operations:
Net investment income (loss)	0.20(a )	0.57(a )	0.56(a )	0.28(a )	0.20

Net realized and unrealized gain (loss)	4.17	2.69	6.14	(12.05)	4.57

Total from investment operations	4.37	3.26	6.70	(11.77)	4.77

Distributions:
Dividends from net investment income	(0.22)	(0.63)	(0.39)	(0.49)	(0.29)

Dividends from net realized gains	—	—	—	(2.46)	—

Total distributions	(0.22)	(0.63)	(0.39)	(2.95)	(0.29)

Net asset value, end of period	$34.17	$30.02	$27.39	$21.08	$35.80

Ratios and supplemental data:
Total return(b)	14.64%	12.05%	32.11%	(35.49% )	15.32%

Net assets, end of period (000)	$13,526	$10,285	$2,636	$690	$115

Ratio of net expenses to average net assets	1.31% (c)	1.34%	1.36%	1.31%	1.31% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.31% (c)	1.34%	1.37%	1.32%	1.31% (c)

Ratio of net investment income (loss) to average net assets	1.26% (c)	2.00%	2.35%	1.01%	0.91% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

158	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$10.16	$9.20	$7.35	$12.83	$10.50	$10.18	$8.27

Income from investment operations:
Net investment income (loss)(a)	0.05	0.17	0.21	0.12	0.07	0.04	0.12

Net realized and unrealized gain (loss)	1.35	0.98	1.87	(4.88)	2.60	0.38	2.19

Total from investment operations	1.40	1.15	2.08	(4.76)	2.67	0.42	2.31

Distributions:
Dividends from net investment income	—	(0.04)	(0.23)	—	—	(0.10)	(0.24)

Dividends from net realized gains	—	—	—	(0.72)	(0.34)	—	(0.16)

Return of capital	—	(0.15)	—	—	—	—	—

Total distributions	—	(0.19)	(0.23)	(0.72)	(0.34)	(0.10)	(0.40)

Net asset value, end of period	$11.56	$10.16	$9.20	$7.35	$12.83	$10.50	$10.18

Ratios and supplemental data:
Total return(b)	13.78%	12.64%	29.16%	(39.08% )	26.17%	4.19%	28.25%

Net assets, end of period (000)	$419,339	$318,493	$273,281	$300,563	$625,429	$451,280	$387,476

Ratio of net expenses to average net assets	1.31% (c)	1.36%	1.44%	1.36%	1.38%	1.41% (c)	1.44%

Ratio of gross expenses to average net assets prior to expense reductions	1.31% (c)	1.36%	1.44%	1.36%	1.38%	1.42% (c)	1.44%

Ratio of net investment income (loss) to average net assets	0.94% (c)	1.74%	2.66%	1.12%	0.61%	0.67% (c)	1.29%

	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	41.1%	62.2%	97.3%	117.7%	83.3%	42.2%	59.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	159

Calamos Global Growth and Income Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through		Year Ended
	April 30,	Year Ended October 31,				October 31,		March 31,
	2011	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$10.32	$9.37	$7.52	$13.21	$10.88	$10.57		$8.60

Income from investment operations:
Net investment income (loss)(a)	0.01	0.10	0.15	0.04	(0.02)	(0.01)		0.05

Net realized and unrealized gain (loss)	1.36	1.00	1.91	(5.01)	2.69	0.40		2.28

Total from investment operations	1.37	1.10	2.06	(4.97)	2.67	0.39		2.33

Distributions:
Dividends from net investment income	—	(0.03)	(0.21)	—	—	(0.08)		(0.20)

Dividends from net realized gains	—	—	—	(0.72)	(0.34)	—		(0.16)

Return of capital	—	(0.12)	—	—	—	—		—

Total distributions	—	(0.15)	(0.21)	(0.72)	(0.34)	(0.08)		(0.36)

Net asset value, end of period	$11.69	$10.32	$9.37	$7.52	$13.21	$10.88		$10.57

Ratios and supplemental data:
Total return(b)	13.28%	11.86%	28.21%	(39.57% )	25.23%	3.75%		27.39%

Net assets, end of period (000)	$42,393	$43,323	$50,466	$52,729	$99,134	$61,675		$52,547

Ratio of net expenses to average net assets	2.06% (c)	2.12%	2.19%	2.11%	2.13%	2.16%	(c)	2.19%

Ratio of gross expenses to average net assets prior to expense reductions	2.06% (c)	2.12%	2.19%	2.11%	2.13%	2.17%	(c)	2.19%

Ratio of net investment income (loss) to average net assets	0.16% (c)	0.99%	1.93%	0.37%	(0.14% )	(0.08%	)(c)	0.54%

	CLASS C
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through		Year Ended
	April 30,	Year Ended October 31,				October 31,		March 31,
	2011	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$9.65	$8.78	$7.06	$12.45	$10.27	$9.99		$8.15

Income from investment operations:
Net investment income (loss)(a)	0.01	0.09	0.14	0.04	(0.02)	(0.00	)**	0.05

Net realized and unrealized gain (loss)	1.28	0.94	1.79	(4.71)	2.54	0.37		2.15

Total from investment operations	1.29	1.03	1.93	(4.67)	2.52	0.37		2.20

Distributions:
Dividends from net investment income	—	(0.03)	(0.21)	—	—	(0.09)		(0.20)

Dividends from net realized gains	—	—	—	(0.72)	(0.34)	—		(0.16)

Return of capital	—	(0.13)	—	—	—	—		—

Total distributions	—	(0.16)	(0.21)	(0.72)	(0.34)	(0.09)		(0.36)

Net asset value, end of period	$10.94	$9.65	$8.78	$7.06	$12.45	$10.27		$9.99

Ratios and supplemental data:
Total return(b)	13.37%	11.81%	28.23%	(39.58% )	25.27%	3.69%		27.31%

Net assets, end of period (000)	$326,303	$276,141	$235,776	$236,088	$429,028	$273,198		$221,122

Ratio of net expenses to average net assets	2.06% (c)	2.11%	2.19%	2.11%	2.13%	2.16%	(c)	2.19%

Ratio of gross expenses to average net assets prior to expense reductions	2.06% (c)	2.11%	2.19%	2.11%	2.13%	2.17%	(c)	2.19%

Ratio of net investment income (loss) to average net assets	0.18% (c)	0.99%	1.91%	0.37%	(0.14% )	(0.08%	)(c)	0.54%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

160	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$10.32	$9.33	$7.43	$12.94	$10.57	$10.23	$8.30

Income from investment operations:
Net investment income (loss)(a)	0.06	0.19	0.23	0.14	0.10	0.05	0.15

Net realized and unrealized gain (loss)	1.37	1.00	1.90	(4.93)	2.61	0.40	2.19

Total from investment operations	1.43	1.19	2.13	(4.79)	2.71	0.45	2.34

Distributions:
Dividends from net investment income	—	(0.04)	(0.23)	—	—	(0.11)	(0.25)

Dividends from net realized gains	—	—	—	(0.72)	(0.34)	—	(0.16)

Return of capital	—	(0.16)	—	—	—	—	—

Total distributions	—	(0.20)	(0.23)	(0.72)	(0.34)	(0.11)	(0.41)

Net asset value, end of period	$11.75	$10.32	$9.33	$7.43	$12.94	$10.57	$10.23

Ratios and supplemental data:
Total return(b)	13.86%	12.92%	29.62%	(38.97% )	26.38%	4.43%	28.56%

Net assets, end of period (000)	$983,622	$763,531	$227,445	$145,751	$225,092	$37,758	$28,532

Ratio of net expenses to average net assets	1.06% (c)	1.11%	1.18%	1.11%	1.13%	1.16% (c)	1.19%

Ratio of gross expenses to average net assets prior to expense reductions	1.06% (c)	1.11%	1.18%	1.11%	1.13%	1.17% (c)	1.19%

Ratio of net investment income (loss) to average net assets	1.18% (c)	1.97%	2.82%	1.37%	0.86%	0.92% (c)	1.54%

	CLASS R
	(Unaudited)
	Six Months				March 1, 2007*
	Ended				through
	April 30,	Year Ended October 31,			October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.09	$9.16	$7.32	$12.81	$10.63

Income from investment operations:
Net investment income (loss)(a)	0.04	0.14	0.19	0.09	0.03

Net realized and unrealized gain (loss)	1.33	0.97	1.87	(4.86)	2.15

Total from investment operations	1.37	1.11	2.06	(4.77)	2.18

Distributions:
Dividends from net investment income	—	(0.04)	(0.22)	—	—

Dividends from net realized gains	—	—	—	(0.72)	—

Return of capital	—	(0.14)	—	—	—

Total distributions	—	(0.18)	(0.22)	(0.72)	—

Net asset value, end of period	$11.46	$10.09	$9.16	$7.32	$12.81

Ratios and supplemental data:
Total return(b)	13.58%	12.26%	29.06%	(39.23% )	20.51%

Net assets, end of period (000)	$1,773	$1,302	$377	$209	$121

Ratio of net expenses to average net assets	1.56% (c)	1.61%	1.69%	1.61%	1.63% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.56% (c)	1.61%	1.69%	1.61%	1.63% (c)

Ratio of net investment income (loss) to average net assets	0.69% (c)	1.43%	2.41%	0.87%	0.36% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	161

Calamos Convertible Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$19.60	$18.31	$14.13	$20.77	$19.98	$19.98	$20.42

Income from investment operations:
Net investment income (loss)	0.20 (a)	0.53 (a)	0.56 (a)	0.42 (a)	0.41 (a)	0.20 (a)	0.33

Net realized and unrealized gain (loss)	1.95	1.45	4.15	(6.52)	2.33	0.32	1.78

Total from investment operations	2.15	1.98	4.71	(6.10)	2.74	0.52	2.11

Distributions:
Dividends from net investment income	(0.11)	(0.69)	(0.50)	(0.48)	(0.86)	(0.52)	(0.93)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	(1.09)	—	(1.62)

Total distributions	(0.72)	(0.69)	(0.53)	(0.54)	(1.95)	(0.52)	(2.55)

Net asset value, end of period	$21.03	$19.60	$18.31	$14.13	$20.77	$19.98	$19.98

Ratios and supplemental data:
Total return(b)	11.27%	11.06%	34.00%	(30.12% )	14.80%	2.70%	10.97%

Net assets, end of period (000)	$1,747,493	$1,741,954	$1,822,596	$222,243	$297,122	$356,203	$400,392

Ratio of net expenses to average net assets	1.06% (c)	1.08%	1.10%	1.14%	1.13%	1.12% (c)	1.12%

Ratio of gross expenses to average net assets prior to expense reductions	1.06% (c)	1.08%	1.11%	1.15%	1.13%	1.12% (c)	1.12%

Ratio of net investment income (loss) to average net assets	1.99% (c)	2.82%	3.37%	2.22%	2.11%	1.78% (c)	1.85%

	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	37.4%	77.4%	45.7%	90.9%	92.7%	33.7%	63.4%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

162	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through		Year Ended
	April 30,	Year Ended October 31,				October 31,		March 31,
	2011	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$23.14	$21.48	$16.48	$24.27	$23.02	$22.90		$23.04

Income from investment operations:
Net investment income (loss)	0.16 (a)	0.47 (a)	0.52 (a)	0.32 (a)	0.31 (a)	0.14	(a)	0.24

Net realized and unrealized gain (loss)	2.31	1.69	4.86	(7.62)	2.71	0.37		1.99

Total from investment operations	2.47	2.16	5.38	(7.30)	3.02	0.51		2.23

Distributions:
Dividends from net investment income	(0.03)	(0.50)	(0.35)	(0.43)	(0.68)	(0.39)		(0.75)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	(1.09)	—		(1.62)

Total distributions	(0.64)	(0.50)	(0.38)	(0.49)	(1.77)	(0.39)		(2.37)

Net asset value, end of period	$24.97	$23.14	$21.48	$16.48	$24.27	$23.02		$22.90

Ratios and supplemental data:
Total return(b)	10.88%	10.20%	33.04%	(30.66% )	13.91%	2.24%		10.18%

Net assets, end of period (000)	$29,631	$56,141	$88,956	$67,313	$129,258	$153,263		$171,282

Ratio of net expenses to average net assets	1.81% (c)	1.83%	1.85%	1.89%	1.88%	1.87%	(c)	1.87%

Ratio of gross expenses to average net assets prior to expense reductions	1.81% (c)	1.83%	1.86%	1.90%	1.88%	1.87%	(c)	1.87%

Ratio of net investment income (loss) to average net assets	1.32% (c)	2.12%	2.78%	1.47%	1.36%	1.03%	(c)	1.10%

	CLASS C
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through		Year Ended
	April 30,	Year Ended October 31,				October 31,		March 31,
	2011	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$19.51	$18.24	$14.09	$20.82	$20.02	$19.99		$20.42

Income from investment operations:
Net investment income (loss)	0.12 (a)	0.38 (a)	0.43 (a)	0.28 (a)	0.27 (a)	0.12	(a)	0.18

Net realized and unrealized gain (loss)	1.95	1.45	4.14	(6.51)	2.33	0.32		1.79

Total from investment operations	2.07	1.83	4.57	(6.23)	2.60	0.44		1.97

Distributions:
Dividends from net investment income	(0.05)	(0.56)	(0.39)	(0.44)	(0.71)	(0.41)		(0.78)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	(1.09)	—		(1.62)

Total distributions	(0.66)	(0.56)	(0.42)	(0.50)	(1.80)	(0.41)		(2.40)

Net asset value, end of period	$20.92	$19.51	$18.24	$14.09	$20.82	$20.02		$19.99

Ratios and supplemental data:
Total return(b)	10.86%	10.20%	33.01%	(30.62% )	13.93%	2.23%		10.20%

Net assets, end of period (000)	$716,340	$706,108	$579,959	$164,363	$268,809	$310,918		$346,000

Ratio of net expenses to average net assets	1.81% (c)	1.83%	1.85%	1.89%	1.88%	1.87%	(c)	1.87%

Ratio of gross expenses to average net assets prior to expense reductions	1.81% (c)	1.83%	1.86%	1.90%	1.88%	1.87%	(c)	1.87%

Ratio of net investment income (loss) to average net assets	1.24% (c)	2.03%	2.66%	1.47%	1.36%	1.03%	(c)	1.10%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	163

Calamos Convertible Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through		Year Ended
	April 30,	Year Ended October 31,				October 31,		March 31,
	2011	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$18.44	$17.27	$13.35	$19.62	$18.98	$19.01		$19.55

Income from investment operations:
Net investment income (loss)	0.21 (a)	0.53 (a)	0.56 (a)	0.43 (a)	0.44 (a)	0.22	(a)	0.35

Net realized and unrealized gain (loss)	1.84	1.38	3.92	(6.15)	2.20	0.30		1.72

Total from investment operations	2.05	1.91	4.48	(5.72)	2.64	0.52		2.07

Distributions:
Dividends from net investment income	(0.14)	(0.74)	(0.53)	(0.49)	(0.91)	(0.55)		(0.99)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	(1.09)	—		(1.62)

Total distributions	(0.75)	(0.74)	(0.56)	(0.55)	(2.00)	(0.55)		(2.61)

Net asset value, end of period	$19.74	$18.44	$17.27	$13.35	$19.62	$18.98		$19.01

Ratios and supplemental data:
Total return(b)	11.42%	11.32%	34.30%	(29.95% )	15.11%	2.83%		11.31%

Net assets, end of period (000)	$1,049,118	$883,151	$424,287	$15,152	$17,781	$21,126		$26,304

Ratio of net expenses to average net assets	0.81% (c)	0.82%	0.85%	0.89%	0.88%	0.87%	(c)	0.87%

Ratio of gross expenses to average net assets prior to expense reductions	0.81% (c)	0.82%	0.85%	0.90%	0.88%	0.87%	(c)	0.87%

Ratio of net investment income (loss) to average net assets	2.22% (c)	2.97%	3.56%	2.47%	2.36%	2.03%	(c)	2.10%

	CLASS R
	(Unaudited)
	Six Months				March 1, 2007*
	Ended				Through
	April 30,	Year Ended October 31,			October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.55	$18.28	$14.11	$20.75	$19.04

Income from investment operations:
Net investment income (loss)(a)	0.17	0.45	0.51	0.37	0.24

Net realized and unrealized gain (loss)	1.95	1.48	4.15	(6.49)	2.03

Total from investment operations	2.12	1.93	4.66	(6.12)	2.27

Distributions:
Dividends from net investment income	(0.09)	(0.66)	(0.46)	(0.46)	(0.56)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	—

Total distributions	(0.70)	(0.66)	(0.49)	(0.52)	(0.56)

Net asset value, end of period	$20.97	$19.55	$18.28	$14.11	$20.75

Ratios and supplemental data:
Total return(b)	11.13%	10.78%	33.68%	(30.19% )	12.08%

Net assets, end of period (000)	$4,459	$2,878	$705	$78	$112

Ratio of net expenses to average net assets	1.31% (c)	1.32%	1.35%	1.39%	1.38% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.31% (c)	1.32%	1.36%	1.40%	1.38% (c)

Ratio of net investment income (loss) to average net assets	1.69% (c)	2.39%	3.06%	1.97%	1.86% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

164	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months				June 27, 2007*
	Ended				through
	April 30,	Year Ended October 31,			October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.23	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.14 (a)	0.31 (a)	0.35 (a)	0.33 (a)	0.15

Net realized and unrealized gain (loss)	0.06	0.45	1.30	(0.35)	0.25

Total from investment operations	0.20	0.76	1.65	(0.02)	0.40

Distributions:
Dividends from net investment income	(0.17)	(0.59)	(0.41)	(0.41)	(0.15)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.26)	(0.59)	(0.41)	(0.41)	(0.15)

Net asset value, end of period	$11.17	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.86%	7.12%	17.10%	(0.33% )	4.00%

Net assets, end of period (000)	$103,518	$114,922	$94,831	$55,858	$39,590

Ratio of net expenses to average net assets	0.90% (c)	0.90%	0.88%	0.83%	0.90% (c)

Ratio of gross expenses to average net assets prior to expense reductions	0.98% (c)	0.98%	1.00%	1.13%	1.66% (c)

Ratio of net investment income (loss) to average net assets	2.59% (c)	2.83%	3.30%	3.24%	4.11% (c)

	(Unaudited)
	Six Months				June 27, 2007*
	Ended				through
	April 30,	Year Ended October 31,			October 31
	2011	2010	2009	2008	2007
Portfolio turnover rate	17.8%	55.7%	287.2%	678.6%	235.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	165

Calamos Total Return Bond Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months				June 27, 2007*
	Ended				Through
	April 30,	Year Ended October 31,			October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.23	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.10 (a)	0.23 (a)	0.27 (a)	0.26 (a)	0.12

Net realized and unrealized gain (loss)	0.06	0.44	1.31	(0.36)	0.25

Total from investment operations	0.16	0.67	1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.13)	(0.50)	(0.34)	(0.33)	(0.12)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.22)	(0.50)	(0.34)	(0.33)	(0.12)

Net asset value, end of period	$11.17	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.49%	6.33%	16.23%	(1.07% )	3.74%

Net assets, end of period (000)	$15,721	$21,402	$22,103	$12,539	$1,983

Ratio of net expenses to average net assets	1.65% (c)	1.65%	1.63%	1.58%	1.65% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.73% (c)	1.73%	1.75%	1.88%	2.41% (c)

Ratio of net investment income (loss) to average net assets	1.87% (c)	2.10%	2.56%	2.49%	3.36% (c)

	CLASS C
	(Unaudited)
	Six Months				June 27, 2007*
	Ended				Through
	April 30,	Year Ended October 31,			October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.22	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.10 (a)	0.23 (a)	0.27 (a)	0.25 (a)	0.12

Net realized and unrealized gain (loss)	0.07	0.43	1.31	(0.35)	0.25

Total from investment operations	0.17	0.66	1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.13)	(0.50)	(0.34)	(0.33)	(0.12)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.22)	(0.50)	(0.34)	(0.33)	(0.12)

Net asset value, end of period	$11.17	$11.22	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.58%	6.24%	16.23%	(1.07% )	3.74%

Net assets, end of period (000)	$40,437	$50,793	$39,605	$19,018	$1,527

Ratio of net expenses to average net assets	1.65% (c)	1.65%	1.63%	1.58%	1.65% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.73% (c)	1.73%	1.75%	1.88%	2.41% (c)

Ratio of net investment income (loss) to average net assets	1.86% (c)	2.09%	2.54%	2.49%	3.36% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

166	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months				June 27, 2007*
	Ended				through
	April 30,	Year Ended October 31,			October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.22	$11.06	$9.82	$10.24	$10.00

Income from investment operations:
Net investment income (loss)	0.16(a )	0.34 (a)	0.38 (a)	0.36 (a)	0.16

Net realized and unrealized gain (loss)	0.06	0.43	1.30	(0.35)	0.24

Total from investment operations	0.22	0.77	1.68	0.01	0.40

Distributions:
Dividends from net investment income	(0.18)	(0.61)	(0.44)	(0.43)	(0.16)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.27)	(0.61)	(0.44)	(0.43)	(0.16)

Net asset value, end of period	$11.17	$11.22	$11.06	$9.82	$10.24

Ratios and supplemental data:
Total return(b)	2.08%	7.30%	17.39%	0.02%	4.06%

Net assets, end of period (000)	$40,323	$46,625	$41,689	$34,049	$33,698

Ratio of net expenses to average net assets	0.65% (c)	0.65%	0.63%	0.58%	0.65% (c)

Ratio of gross expenses to average net assets prior to expense reductions	0.73% (c)	0.73%	0.75%	0.88%	1.41% (c)

Ratio of net investment income (loss) to average net assets	2.86% (c)	3.07%	3.59%	3.49%	4.36% (c)

	CLASS R
	(Unaudited)
	Six Months				June 27, 2007*
	Ended				through
	April 30,	Year Ended October 31,			October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.23	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.13 (a)	0.28 (a)	0.33 (a)	0.31 (a)	0.14

Net realized and unrealized gain (loss)	0.05	0.45	1.30	(0.36)	0.25

Total from investment operations	0.18	0.73	1.63	(0.05)	0.39

Distributions:
Dividends from net investment income	(0.15)	(0.56)	(0.39)	(0.38)	(0.14)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.24)	(0.56)	(0.39)	(0.38)	(0.14)

Net asset value, end of period	$11.17	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.74%	6.86%	16.81%	(0.58% )	3.91%

Net assets, end of period (000)	$1,525	$1,389	$1,283	$1,033	$1,039

Ratio of net expenses to average net assets	1.15% (c)	1.15%	1.13%	1.08%	1.15% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.23% (c)	1.23%	1.25%	1.38%	1.91% (c)

Ratio of net investment income (loss) to average net assets	2.33% (c)	2.59%	3.09%	2.99%	3.86% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	167

Calamos High Yield Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$9.97	$9.52	$7.11	$10.96	$10.71	$10.83	$10.75

Income from investment operations:
Net investment income (loss)	0.30 (a)	0.63 (a)	0.61 (a)	0.55 (a)	0.61	0.34	0.60

Net realized and unrealized gain (loss)	0.18	0.58	2.29	(3.44)	0.34	0.00 **	0.33

Total from investment operations	0.48	1.21	2.90	(2.89)	0.95	0.34	0.93

Distributions:
Dividends from net investment income	(0.31)	(0.76)	(0.49)	(0.73)	(0.64)	(0.46)	(0.72)

Dividends from net realized gains	—	—	—	(0.23)	(0.06)	—	(0.13)

Total distributions	(0.31)	(0.76)	(0.49)	(0.96)	(0.70)	(0.46)	(0.85)

Net asset value, end of period	$10.14	$9.97	$9.52	$7.11	$10.96	$10.71	$10.83

Ratios and supplemental data:
Total return(b)	4.91%	13.26%	42.27%	(28.60% )	9.16%	3.32%	9.11%

Net assets, end of period (000)	$200,571	$211,632	$207,057	$90,995	$186,816	$147,400	$152,382

Ratio of net expenses to average net assets	1.21% (c)	1.21%	1.22%	1.21%	1.19%	1.17% (c)	1.19%

Ratio of gross expenses to average net assets prior to expense reductions	1.21% (c)	1.21%	1.22%	1.21%	1.20%	1.17% (c)	1.19%

Ratio of net investment income (loss) to average net assets	6.12% (c)	6.56%	7.48%	5.69%	5.39%	5.50% (c)	5.70%

	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	32.0%	57.6%	55.0%	47.5%	74.1%	27.1%	73.1%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

168	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Yield Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$10.37	$9.86	$7.35	$11.28	$11.00	$11.10	$10.99

Income from investment operations:
Net investment income (loss)	0.28 (a)	0.58 (a)	0.57 (a)	0.50 (a)	0.50	0.31	0.54

Net realized and unrealized gain (loss)	0.18	0.60	2.36	(3.55)	0.39	(0.01)	0.34

Total from investment operations	0.46	1.18	2.93	(3.05)	0.89	0.30	0.88

Distributions:
Dividends from net investment income	(0.27)	(0.67)	(0.42)	(0.65)	(0.55)	(0.40)	(0.64)

Dividends from net realized gains	—	—	—	(0.23)	(0.06)	—	(0.13)

Total distributions	(0.27)	(0.67)	(0.42)	(0.88)	(0.61)	(0.40)	(0.77)

Net asset value, end of period	$10.56	$10.37	$9.86	$7.35	$11.28	$11.00	$11.10

Ratios and supplemental data:
Total return(b)	4.53%	12.45%	41.16%	(29.06% )	8.32%	2.84%	8.37%

Net assets, end of period (000)	$13,538	$17,387	$19,897	$14,956	$27,806	$33,499	$31,960

Ratio of net expenses to average net assets	1.95% (c)	1.96%	1.98%	1.96%	1.94%	1.92% (c)	1.94%

Ratio of gross expenses to average net assets prior to expense reductions	1.95% (c)	1.96%	1.98%	1.96%	1.95%	1.92% (c)	1.94%

Ratio of net investment income (loss) to average net assets	5.39% (c)	5.82%	6.83%	4.94%	4.64%	4.75% (c)	4.95%

	CLASS C
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$10.29	$9.80	$7.31	$11.22	$10.95	$11.05	$10.94

Income from investment operations:
Net investment income (loss)	0.27 (a)	0.58 (a)	0.56 (a)	0.49 (a)	0.48	0.30	0.54

Net realized and unrealized gain (loss)	0.19	0.58	2.36	(3.52)	0.40	—	0.33

Total from investment operations	0.46	1.16	2.92	(3.03)	0.88	0.30	0.87

Distributions:
Dividends from net investment income	(0.27)	(0.67)	(0.43)	(0.65)	(0.55)	(0.40)	(0.63)

Dividends from net realized gains	—	—	—	(0.23)	(0.06)	—	(0.13)

Total distributions	(0.27)	(0.67)	(0.43)	(0.88)	(0.61)	(0.40)	(0.76)

Net asset value, end of period	$10.48	$10.29	$9.80	$7.31	$11.22	$10.95	$11.05

Ratios and supplemental data:
Total return(b)	4.57%	12.34%	41.16%	(29.03% )	8.27%	2.85%	8.37%

Net assets, end of period (000)	$45,475	$48,149	$45,673	$28,261	$48,377	$60,486	$65,089

Ratio of net expenses to average net assets	1.96% (c)	1.96%	1.98%	1.96%	1.94%	1.92% (c)	1.94%

Ratio of gross expenses to average net assets prior to expense reductions	1.96% (c)	1.96%	1.98%	1.96%	1.95%	1.92% (c)	1.94%

Ratio of net investment income (loss) to average net assets	5.37% (c)	5.81%	6.80%	4.94%	4.64%	4.75% (c)	4.95%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	169

Calamos High Yield Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$9.97	$9.52	$7.12	$10.96	$10.71	$10.84	$10.75

Income from investment operations:
Net investment income (loss)	0.32 (a)	0.65 (a)	0.63 (a)	0.57 (a)	0.60	0.33	0.64

Net realized and unrealized gain (loss)	0.17	0.58	2.28	(3.42)	0.38	0.02	0.33

Total from investment operations	0.49	1.23	2.91	(2.85)	0.98	0.35	0.97

Distributions:
Dividends from net investment income	(0.32)	(0.78)	(0.51)	(0.76)	(0.67)	(0.48)	(0.75)

Dividends from net realized gains	—	—	—	(0.23)	(0.06)	—	(0.13)

Total distributions	(0.32)	(0.78)	(0.51)	(0.99)	(0.73)	(0.48)	(0.88)

Net asset value, end of period	$10.14	$9.97	$9.52	$7.12	$10.96	$10.71	$10.84

Ratios and supplemental data:
Total return(b)	5.04%	13.58%	42.41%	(28.31% )	9.43%	3.50%	9.39%

Net assets, end of period (000)	$34,604	$44,574	$19,286	$8,010	$9,109	$2,455	$1,947

Ratio of net expenses to average net assets	0.95% (c)	0.96%	0.97%	0.96%	0.94%	0.92% (c)	0.94%

Ratio of gross expenses to average net assets prior to expense reductions	0.95% (c)	0.96%	0.97%	0.96%	0.95%	0.92% (c)	0.94%

Ratio of net investment income (loss) to average net assets	6.38% (c)	6.76%	7.61%	5.94%	5.64%	5.75% (c)	5.95%

	CLASS R
	(Unaudited)
	Six Months				March 1, 2007*
	Ended				through
	April 30,	Year Ended October 31,			October 31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.96	$9.52	$7.11	$10.95	$10.84

Income from investment operations:
Net investment income (loss)	0.29 (a)	0.60 (a)	0.59 (a)	0.53 (a)	0.37

Net realized and unrealized gain (loss)	0.19	0.57	2.29	(3.43)	0.13

Total from investment operations	0.48	1.17	2.88	(2.90)	0.50

Distributions:
Dividends from net investment income	(0.30)	(0.73)	(0.47)	(0.71)	(0.39)

Dividends from net realized gains	—	—	—	(0.23)	—

Total distributions	(0.30)	(0.73)	(0.47)	(0.94)	(0.39)

Net asset value, end of period	$10.14	$9.96	$9.52	$7.11	$10.95

Ratios and supplemental data:
Total return(b)	4.90%	12.88%	41.93%	(28.71% )	4.69%

Net assets, end of period (000)	$258	$248	$122	$75	$105

Ratio of net expenses to average net assets	1.46% (c)	1.46%	1.48%	1.46%	1.44% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.46% (c)	1.46%	1.48%	1.46%	1.45% (c)

Ratio of net investment income (loss) to average net assets	5.86% (c)	6.28%	7.31%	5.44%	5.14% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

170	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$11.91	$11.35	$10.97	$13.31	$12.77	$12.67	$13.02

Income from investment operations:
Net investment income (loss)(a)	0.11	0.23	0.30	0.30	0.47	0.30	0.55

Net realized and unrealized gain (loss)	0.42	0.46	0.89	(2.13)	0.51	0.13	0.09

Total from investment operations	0.53	0.69	1.19	(1.83)	0.98	0.43	0.64

Distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.52)	(0.51)	(0.44)	(0.33)	(0.99)

Dividends from net realized gains	—	—	(0.29)	—	—	—	—

Total distributions	(0.11)	(0.13)	(0.81)	(0.51)	(0.44)	(0.33)	(0.99)

Net asset value, end of period	$12.33	$11.91	$11.35	$10.97	$13.31	$12.77	$12.67

Ratios and supplemental data:
Total return(b)	4.45%	6.11%	11.77%	(14.22% )	7.81%	3.45%	5.20%

Net assets, end of period (000)	$1,356,971	$1,203,750	$938,686	$815,845	$1,012,912	$497,161	$254,292

Ratio of net expenses to average net assets	1.21% (c)	1.19%	1.19%	1.12%	1.18%	1.25% (c)	1.57%

Ratio of gross expenses to average net assets prior to expense reductions	1.21% (c)	1.19%	1.20%	1.13%	1.19%	1.25% (c)	1.57%

Ratio of net investment income (loss) to average net assets	1.80% (c)	2.00%	2.80%	2.40%	3.63%	4.03% (c)	4.34%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.13% (c)	1.14%	1.15%	1.08%	1.10%	1.15% (c)	1.14%

	(Unaudited)
	Six Months					April 1, 2006
	Ended					through	Year Ended
	April 30,	Year Ended October 31,				October 31,	March 31,
	2011	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	52.4%	87.8%	79.8%	112.0%	104.7%	78.4%	137.1%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	171

Calamos Market Neutral Income Fund  Financial Highlights

	CLASS B
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through		Year Ended
	April 30,	Year Ended October 31,				October 31,		March 31,
	2011	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$12.51	$11.92	$11.48	$13.90	$13.31	$13.18		$13.51

Income from investment operations:
Net investment income (loss)(a)	0.07	0.15	0.24	0.22	0.39	0.25		0.47

Net realized and unrealized gain (loss)	0.44	0.48	0.92	(2.23)	0.53	0.14		0.08

Total from investment operations	0.51	0.63	1.16	(2.01)	0.92	0.39		0.55

Distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.43)	(0.41)	(0.33)	(0.26)		(0.88)

Dividends from net realized gains	—	—	(0.29)	—	—	—		—

Total distributions	(0.05)	(0.04)	(0.72)	(0.41)	(0.33)	(0.26)		(0.88)

Net asset value, end of period	$12.97	$12.51	$11.92	$11.48	$13.90	$13.31		$13.18

Ratios and supplemental data:
Total return(b)	4.13%	5.31%	10.87%	(14.84% )	7.04%	3.00%		4.33%

Net assets, end of period (000)	$21,707	$25,349	$34,370	$43,852	$52,502	$46,453		$35,076

Ratio of net expenses to average net assets	1.96% (c)	1.94%	1.95%	1.87%	1.93%	2.00%	(c)	2.32%

Ratio of gross expenses to average net assets prior to expense reductions	1.96% (c)	1.94%	1.95%	1.88%	1.94%	2.00%	(c)	2.32%

Ratio of net investment income (loss) to average net assets	1.09% (c)	1.27%	2.13%	1.65%	2.88%	3.28%	(c)	3.59%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.89% (c)	1.88%	1.91%	1.83%	1.85%	1.90%	(c)	1.89%

	CLASS C
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through		Year Ended
	April 30,	Year Ended October 31,				October 31,		March 31,
	2011	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$12.08	$11.52	$11.12	$13.48	$12.93	$12.83		$13.17

Income from investment operations:
Net investment income (loss)(a)	0.07	0.15	0.23	0.21	0.38	0.25		0.46

Net realized and unrealized gain (loss)	0.42	0.46	0.90	(2.16)	0.51	0.12		0.08

Total from investment operations	0.49	0.61	1.13	(1.95)	0.89	0.37		0.54

Distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.44)	(0.41)	(0.34)	(0.27)		(0.88)

Dividends from net realized gains	—	—	(0.29)	—	—	—		—

Total distributions	(0.06)	(0.05)	(0.73)	(0.41)	(0.34)	(0.27)		(0.88)

Net asset value, end of period	$12.51	$12.08	$11.52	$11.12	$13.48	$12.93		$12.83

Ratios and supplemental data:
Total return(b)	4.06%	5.31%	10.91%	(14.84% )	7.01%	2.97%		4.37%

Net assets, end of period (000)	$335,380	$353,019	$330,360	$363,213	$457,924	$309,142		$162,218

Ratio of net expenses to average net assets	1.96% (c)	1.94%	1.95%	1.87%	1.93%	2.00%	(c)	2.32%

Ratio of gross expenses to average net assets prior to expense reductions	1.96% (c)	1.94%	1.95%	1.88%	1.94%	2.00%	(c)	2.32%

Ratio of net investment income (loss) to average net assets	1.08% (c)	1.26%	2.10%	1.65%	2.88%	3.28%	(c)	3.59%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.88% (c)	1.88%	1.91%	1.83%	1.85%	1.90%	(c)	1.89%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

172	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund  Financial Highlights

	CLASS I
	(Unaudited)
	Six Months					April 1, 2006
	Ended					through		Year Ended
	April 30,	Year Ended October 31,				October 31,		March 31,
	2011	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$11.80	$11.25	$10.88	$13.21	$12.67	$12.57		$12.92

Income from investment operations:
Net investment income (loss)(a)	0.12	0.25	0.32	0.32	0.50	0.31		0.57

Net realized and unrealized gain (loss)	0.42	0.46	0.89	(2.11)	0.51	0.14		0.10

Total from investment operations	0.54	0.71	1.21	(1.79)	1.01	0.45		0.67

Distributions:
Dividends from net investment income	(0.12)	(0.16)	(0.55)	(0.54)	(0.47)	(0.35)		(1.02)

Dividends from net realized gains	—	—	(0.29)	—	—	—		—

Total distributions	(0.12)	(0.16)	(0.84)	(0.54)	(0.47)	(0.35)		(1.02)

Net asset value, end of period	$12.22	$11.80	$11.25	$10.88	$13.21	$12.67		$12.57

Ratios and supplemental data:
Total return(b)	4.62%	6.33%	12.07%	(14.03% )	8.12%	3.62%		5.56%

Net assets, end of period (000)	$701,252	$521,364	$183,133	$102,745	$24,954	$14,450		$7,830

Ratio of net expenses to average net assets	0.96% (c)	0.96%	0.94%	0.87%	0.93%	1.00%	(c)	1.32%

Ratio of gross expenses to average net assets prior to expense reductions	0.96% (c)	0.96%	0.95%	0.88%	0.94%	1.00%	(c)	1.32%

Ratio of net investment income (loss) to average net assets	2.04% (c)	2.22%	2.99%	2.65%	3.88%	4.28%	(c)	4.59%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	0.88% (c)	0.89%	0.90%	0.83%	0.85%	0.90%	(c)	0.89%

	CLASS R
	(Unaudited)
	Six Months				March 1, 2007*
	Ended				through
	April 30,	Year Ended October 31,			October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.88	$11.33	$10.96	$13.31	$12.84

Income from investment operations:
Net investment income (loss)(a)	0.09	0.20	0.25	0.27	0.30

Net realized and unrealized gain (loss)	0.42	0.46	0.91	(2.14)	0.40

Total from investment operations	0.51	0.66	1.16	(1.87)	0.70

Distributions:
Dividends from net investment income	(0.09)	(0.11)	(0.50)	(0.48)	(0.23)

Dividends from net realized gains	—	—	(0.29)	—	—

Total distributions	(0.09)	(0.11)	(0.79)	(0.48)	(0.23)

Net asset value, end of period	$12.30	$11.88	$11.33	$10.96	$13.31

Ratios and supplemental data:
Total return(b)	4.35%	5.84%	11.46%	(14.48% )	5.47%

Net assets, end of period (000)	$2,919	$2,351	$1,034	$162	$105

Ratio of net expenses to average net assets	1.46% (c)	1.46%	1.44%	1.37%	1.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.46% (c)	1.46%	1.44%	1.38%	1.44%	(c)

Ratio of net investment income (loss) to average net assets	1.54% (c)	1.72%	2.36%	2.15%	3.38%	(c)

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.38% (c)	1.39%	1.40%	1.33%	1.35%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	173

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Value Fund, Calamos Blue Chip Fund, Calamos Discovery Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Yield Fund, and Calamos Market Neutral Income Fund (the “Funds”), as of April 30, 2011, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets of the Funds for the year ended October 31, 2010 and the financial highlights for the year or period then ended and for each year or each period ended on or after March 31, 2006; and in our report dated December 17, 2010, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Chicago, Illinois
June 20, 2011

174	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

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STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
24-HOUR AUTOMATED SHAREHOLDER
ASSISTANCE: 800.823.7386
Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.
PERSONAL ASSISTANCE: 800.582.6959
Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.
ONLINE ACCOUNT MANAGEMENT:
www.calamos.com
Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.
YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2011, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2011. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12 month period ended June 30, 2010 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT:
U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
K&L Gates LLP
Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2011 Calamos Holdings LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Holdings LLC.

MFSAN 1631 2011

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2011

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2011

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2011